As filed with the Securities and Exchange Commission on April 24, 1998

                           Registration No.  33-22925
                                             811-5279

                     SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D. C.  20549

                                 FORM N-4

                 REGISTRATION UNDER THE SECURITIES ACT OF 1933

                       Pre-Effective Amendment No. __

                       Post-Effective Amendment No. 17

                                 and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                             Amendment No. 19


                  CHARTER NATIONAL VARIABLE ANNUITY ACCOUNT
                        (Exact Name of Registrant)

                   CHARTER NATIONAL LIFE INSURANCE COMPANY
                            (Name of Depositor)

               8301 Maryland Avenue  St. Louis, Missouri   63105
              (Address of Depositor's Principal Executive Offices)

                              (314)  725-7575
            (Depositor's Telephone Number, including Area Code)

                            Richard G. Petitt
                 Charter National Life Insurance Company
                         8301 Maryland Avenue
                     St. Louis, Missouri  63105
                (Name and Address of Agent for Service)


                               Copy to:
                        Stephen E. Roth, Esq.
                Sutherland, Asbill & Brennan, L.L.P.
                   1275 Pennsylvania Avenue, N. W.
                  Washington, D. C.  20004-2404



Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective:

      immediately upon filing pursuant to paragraph (b)
  X   on May 1, 1998 pursuant to paragraph (b)
      60 days after filing pursuant to paragraph (a)(i)
      on ___________pursuant to paragraph (a)(i)
      75 days after filing pursuant to paragraph (a)(ii)
      on __________   pursuant to paragraph (a)(ii) of Rule 485


If appropriate check the following box:

          this Post-Effective Amendment designates a new effective date for a previously filed Post Effective Amendment.

                           Cross Reference Sheet
                           Pursuant to Rule 481


             Showing Location in Part A (Prospectus) and Part B
                 (Statement of Additional Information) of
          Registration Statement of Information Required by Form N-4


PART A

Item of Form N-4                           Prospectus Caption

1.   Cover Page                            Cover Page
2.   Definitions                           Definitions
3.   Synopsis or Highlights                Summary; Fee Table
4.   Condensed Financial
     Information                           Condensed Financial Information;
                                           Calculation of Yields and Total
                                           Returns; Other Performance Data
5.   General Description of Registrant,
     Depositor, and Portfolio Companies
     (a)  Depositor                        Charter National Life Insurance
                                           Company
     (b)  Registrant                       Summary; Charter National
                                           Variable Annuity Account
     (c)  Portfolio Company                Summary; Scudder Variable Life
                                           Investment Fund
     (d)  Fund Prospectus                  Scudder Variable Life
                                           Investment Fund
     (e)  Voting Rights                    Voting Rights
     (f)  Administrators                   Services Agreement, Records and
                                           Reports; Written Notices and
                                           Requests; Owner Inquiries
6.   Deductions and Expenses               Summary; Charges and Deductions
     (a)  General                          Summary; Mortality and Expense
                                           Risk Charge; Contract
                                           Administration Charge; Records
                                           Maintenance Charge; Premium
                                           Taxes; Other Taxes; Transfer
                                           Charges
     (b)  Sales Load                       Summary; Charges and Deductions
     (c)  Special Purchase Plan            Employment-Related Benefit Plans
     (d)  Commissions                      Distribution of the Contract
     (e)  Expenses - Registrant            Summary; Other Taxes
     (f)  Fund Expenses                    Summary; Scudder Variable Life
                                           Investment Fund; Charges
                                           Against the Fund
     (g)  Organizational Expenses          N/A

Item of Form N-4                           Prospectus Caption

7.   General Description of Variable
     Annuity Contracts
    (a)  Persons with Rights               Summary; The Contract;
                                           Distributions Under the
                                           Contract; Voting Rights
    (b)  (i) Allocation of
             Premium Payments              Summary; Allocation of Payments
        (ii) Transfers                     Summary; Transfers
       (iii) Exchanges                     N/A
    (c)  Changes                           Addition, Deletion, or
                                           Substitution of Investments;
                                           The Contract
    (d)  Inquiries                         Records and Reports; Written
                                           Notices and Requests; Owner
                                           Inquiries
8.   Annuity Period                        Summary; Annuity Payments;
                                           Maturity Date; Annuity Income
                                           Options; State Exception
9.   Death Benefit                         Summary; Death Benefit; Death of
                                           Owner; Employment-Related
                                           Benefit Plans; Annuity Income
                                           Options
10.  Purchases and Contract Value
    (a)  Purchases                         Contract Application and
                                           Issuance of Contracts; Payments;
                                           Allocation of Payments; Account
                                           Value; Contract Ownership
    (b)  Valuation                         Account Value
    (c)  Daily Calculation                 Account Value
    (d)  Underwriter                       Distribution of the Contract
11.  Redemptions
    (a)  By Owner                          Summary; Full and Partial
                                           Surrender Privileges; Death
                                           Benefit; Annuity Payments;
                                           Annuity Income Options
    (b)  Texas ORP                         N/A
    (c)  Check Delay                       Deferment of Payment and
                                           Transfers
    (d)  Lapse                             Contract Expiration
    (e)  Free Look                         Examination Period
12.  Taxes                                 Summary; Certain Federal Income
                                           Tax Consequences
13.  Legal Proceedings                     Legal Proceedings
14.  Table of Contents of the Statement
     of Additional Information             Index to Statement of
                                           Additional Information


PART B
                                           Statement of Additional
Item of Form N-4                           Information Caption

15.  Cover Page                            Cover Page
16.  Table of Contents                     Table of Contents

                                           Statement of Additional
Item of Form N-4                           Information Caption

17.  General Information and History       State Regulation of Charter
18.  Services
    (a)  Fees and Expenses
         of Registrant                     N/A
    (b)  Management Contracts              Services Agreement
    (c)  Custodian                         Safekeeping of the Variable
                                           Account's Assets
         Independent Public
         Accountants                       Financial Statements;
                                           Independent Accountants
    (d)  Assets of Registrant              N/A
    (e)  Affiliated Persons                N/A
    (f)  Principal Underwriter             Part A -- Distribution of the
                                           Contract
19.  Purchase of Securities
     Being Offered                         Part A -- The Contract;
                                           Distribution of the Contract
20.  Underwriters                          Part A -- Distribution of the
                                           Contract
21.  Calculation of Performance Data       Calculation of Yields and Total
                                           Returns
22.  Annuity Payments                      Part A -- Annuity Payments;
                                           Annuity Income Options
23.  Financial Statements                  Financial Statements

PART C

Item of Form N-4                           Part C Caption

24.  Financial Statements and Exhibits     Financial Statements and
                                           Exhibits
    (a)  Financial Statements             (a)  Financial Statements
    (b)  Exhibits                         (b)  Exhibits
25.  Directors and Officers of the
     Depositor                             Directors and Officers of the
                                           Depositor
26.  Persons Controlled By or Under
     Common Control With the
     Depositor or Registrant               Persons Controlled By or Under
                                           Common Control With the
                                           Depositor or Registrant
27.  Number of Contractowners              Number of Contractowners
28.  Indemnification                       Indemnification
29.  Principal Underwriters                Principal Underwriters
30.  Location of Accounts and Records      Location of Accounts and Records
31.  Management Services                   Management Services
32.  Undertakings                          Undertakings

SIGNATURES

                         SCUDDER HORIZON PLAN
                            PROSPECTUS FOR
                FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY

     This Prospectus describes the no sales load Flexible Premium Variable Deferred Annuity (the "Contract") offered by Charter National Life Insurance Company ("Charter"), 8301 Maryland Avenue, St. Louis, Missouri 63105. The Contract is designed to provide for accumulation of capital on a tax-deferred basis for retirement or other long-term purposes. The Contract is available to individuals, as well as to certain retirement plans and individual retirement accounts that qualify for special federal income tax treatment. The Contract also may be purchased for use as an Individual Retirement Annuity that qualifies for special federal income tax treatment applicable to "IRAs."
     The Contract may be purchased for a minimum initial payment of $2,500. No commission or sales charge is deducted from the purchase payments or from amounts payable upon surrender of the Contract. The Owner of a Contract (the "Owner") may make additional payments subject to certain conditions and limitations.
     An Owner may direct that payments accumulate on a completely variable basis, a completely fixed basis, or a combination variable and fixed basis. To the extent that an Owner elects to have payments accumulate on a variable basis, payments under the Contract will be allocated to one or more subaccounts (the "Subaccounts") of the Charter National Variable Annuity Account (the "Variable Account"). Each Subaccount invests exclusively in mutual fund portfolios of the Scudder Variable Life Investment Fund, an investment company registered under the Investment Company Act of 1940, as amended (the "Fund"). The Fund offers one class of shares for the Money Market Portfolio and two classes of shares (Class A shares and Class B shares) for the other portfolios. The Subaccounts invest exclusively in the Money Market Portfolio and Class A shares of the Bond Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, the Growth and Income Portfolio, the International Portfolio, and the Global Discovery Portfolio. (Continued on next page)


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

              The Date of This Prospectus is May 1, 1998

(Continued from cover page)

Class B shares are subject to a 12b-1 fee or charge equal to an annual rate of up to 0.25% of the average daily net asset value of its Class B shares of the applicable portfolio. Class A shares are not subject to such charges. A more complete description of Class A and Class B shares is set forth in the attached prospectus for the Fund. Scudder Kemper Investments, Inc. acts as sole investment adviser to the Fund. The Owner bears the complete investment risk for all payments allocated to the Variable Account.

     Please read this Prospectus carefully and retain it for future reference. The Prospectus sets forth the information that a prospective investor should know before investing in a Contract. A Statement of Additional Information about the Contract and the Variable Account, which has the same date as this Prospectus, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available at no cost by writing to Charter National Life Insurance Company, 8301 Maryland Avenue, St. Louis, Missouri 63105 or by calling (800) 242-4402. The table of contents of the Statement of Additional Information is included at the end of this Prospectus.




                         TABLE OF CONTENTS
                                                               Page

DEFINITIONS                                                      1
SUMMARY                                                          4
FEE TABLE                                                        9
CONDENSED FINANCIAL INFORMATION                                 11
    Financial Statements for the Variable Account and Charter   13
CALCULATION OF YIELDS AND TOTAL RETURNS                         13
OTHER PERFORMANCE DATA                                          14
CHARTER AND THE VARIABLE ACCOUNT                                15
Charter National Life Insurance Company                         15
     Charter National Variable Annuity Account                  16

     Agreements with Allstate Life Insurance Company            16

SCUDDER VARIABLE LIFE INVESTMENT FUND                           17
     Addition, Deletion, or Substitution of Investments         19
THE GENERAL ACCOUNT                                             20
THE CONTRACT                                                    21
     Contract Application and Issuance of Contracts             22
     Examination Period                                         22
     Payments                                                   23
     Allocation of Payments                                     25
     Transfers                                                  26
     Account Value                                              28
     Contract Ownership                                         30
     Assignment of Contract                                     31
     State Exceptions                                           31
DISTRIBUTIONS UNDER THE CONTRACT                                32
     Full and Partial Surrender Privileges                      32
     Annuity Payments                                           34
     Annuity Income Options                                     35
     Maturity Date                                              36
     Death Benefit                                              37
     Beneficiary Provisions                                     37
     Death of Owner                                             38
     Employment-Related Benefit Plans                           38
CHARGES AND DEDUCTIONS                                          38
     Mortality and Expense Risk Charge                          39
     Contract Administration Charge                             39
     Records Maintenance Charge                                 40


                         TABLE OF CONTENTS
                                                               Page

     Premium Taxes                                              40
     Other Taxes                                                40
     Transfer Charges                                           41
     Charges Against the Fund                                   41
CERTAIN FEDERAL INCOME TAX CONSEQUENCES                         41
     Tax Status of the Contract                                 42
     Taxation of Annuities                                      46
     Taxation of Charter                                        49
GENERAL PROVISIONS                                              49
     The Contract                                               49
     Deferment of Payment and Transfers                         50
     Contract Expiration                                        50
     Misstatement of Age or Sex                                 50
     Nonparticipating Contract                                  51
     Written Notices and Requests;  Owner Inquiries             51
     Records and Reports                                        51

     Year 2000 Disclosure                                       51


SERVICES AGREEMENT                                              52

DISTRIBUTION OF THE CONTRACT                                    52
VOTING RIGHTS                                                   53
LEGAL PROCEEDINGS                                               54
ADDITIONAL INFORMATION                                          54
TABLE OF CONTENTS FOR STATEMENT
  OF ADDITIONAL INFORMATION                                     55

If you have any questions about your Contract please call or write our home office at 8301 Maryland Avenue, St. Louis, Missouri 63105, (800) 242-4402.

                The Contract is not available in all States.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY
REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.


                                   DEFINITIONS

     Account Value -- The total on any Valuation Date of the amount(s) in the Subaccount(s) and General Account of a Contract. The Account Value is referred to in the Contract as the Accumulated Value.

     Age -- The Annuitant's age on his or her birthday nearest to the Contract Anniversary.

     Annuitant -- The person whose life is used to determine the duration and amount of any Annuity Payments and upon whose death prior to the Maturity Date a Death Benefit under the Contract is paid.

     Annuity Income Option -- A method of receiving Annuity Payments.

     Annuity Payments -- A series of payments made under the Contract, payable if the Annuitant is living on the Maturity Date and the Contract is in force at such time.

     Beneficiary -- The person(s) designated under the Contract to receive the benefits of the Contract if no Owner is living.

     Charter -- Charter National Life Insurance Company.

     Code -- The Internal Revenue Code of 1986, as amended, or any successor provision or provisions.
     Contract -- The no sales load Flexible Premium Variable Deferred Annuity offered by Charter and described in this Prospectus. It includes the Contract, application, riders, and any endorsements.

     Contract Anniversary -- The same date in each year as the Contract
Date.

     Contract Date -- The date set forth in the Contract that is used to determine Contract Years, Contract Months, and Contract Anniversaries. The Contract Date will be the same as the Effective Date unless the Effective Date is the 29th, 30th, or 31st of a month, in which case the Contract Date will be the 28th of the same month.

     Contract Month -- A period beginning on a Monthly Anniversary and ending on the day immediately preceding the next Monthly Anniversary.

     Contract Year -- A period beginning on a Contract Anniversary and ending on the day immediately preceding the next Contract Anniversary.

     Death Benefit -- An amount equal to the greater of the Account Value or the Guaranteed Death Benefit, payable under the Contract in the event of the death of the Annuitant prior to the Maturity Date.

     Declaration Period -- A period of time between 1 and 10 years during which specified rates of interest will be paid on Payments allocated to the General Account.

     Effective Date -- A date within two business days after a completed application and the full initial Payment have been received by Charter.

     Examination Period -- The period of time during which the Owner may cancel the Contract and receive a refund of the initial Payment plus or minus gains or losses on investments of the Payment in selected Subaccounts and/or interest credited on Payment amounts allocated to the General Account. The Owner may cancel the Contract within 10 days after receipt of such Contract.

     Fund -- The Scudder Variable Life Investment Fund, an open-end, diversified management investment company in which the Subaccounts invest.

     General Account -- The account containing assets of Charter other than those allocated to the Variable Account or any other separate account of Charter. By allocating Payments to the General Account the Owner is entitled to a specified rate of interest for a period of 1 to 10 years.
     Guaranteed Death Benefit -- The sum of the Payments made less any partial surrenders.

     Home Office -- The principal office of Charter, located at 8301 Maryland Avenue, St. Louis, Missouri 63105.

     Joint Annuitant -- If Annuity Income Option 2 is selected, the person designated by the Owner whose life, in addition to the life of the Annuitant, is used to determine the duration of the Annuity Payments.

     Joint Owner -- A person sharing the privileges of ownership as stated in the Contract. If a Joint Owner is named, Charter will presume ownership to be as joint tenants with right of survivorship.


     Maturity Date -- The date on which Annuity Payments are scheduled to begin if the Annuitant is living.

     Monthly Anniversary -- The same date in each month as the Contract
Date.

     Net Payment -- A Payment less any applicable premium taxes.

     Nonqualified Contract -- A Contract other than a Qualified Contract.

     Owner -- The person having the privileges of ownership stated in the Contract, including the right to receive Annuity Payments if the Annuitant is living on the Maturity Date and the Contract is in force.

     Payment -- Any amount paid to purchase or increase the investment in the Contract. Payments are referred to in the Contract as Premiums.

     Portfolio -- One of the separate investment portfolios of the Fund in which the Variable Account invests. They are: the Money Market Portfolio and Class A shares of the Bond Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, the Growth and Income Portfolio, the International Portfolio, and the Global Discovery Portfolio.

     Proof of Death -- One of the following: (i) a certified copy of a death certificate, (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death, or (iii) any other proof satisfactory to Charter.

     Qualified Contract -- A Contract that qualifies as an individual retirement annuity under Section 408(b) of the Code (including a Roth individual retirement annuity under Section 408A of the Code) or a Contract purchased and held by a retirement plan or as an individual retirement account (including a Roth individual retirement account under Section 408A of the Code) that qualifies for special federal income tax treatment under
Section 401(a) or 408(a) of the Code.

     SEC -- Securities and Exchange Commission.

     Subaccount -- An investment division of the Variable Account. Each Subaccount invests in shares of a different mutual fund Portfolio.

     Unit Value -- The value of each unit which is calculated each Valuation Period. It is similar to the net asset value of a mutual fund. The Unit Value for each Subaccount is stated in the section of the prospectus entitled "CONDENSED FINANCIAL INFORMATION" under the heading "Accumulation Unit Value".

     Valuation Date -- Each day on which valuation of the assets of the Variable Account is required by applicable law, which currently is each day that the New York Stock Exchange is open for trading.

     Valuation Period -- The period that begins on the close of one Valuation Date and ends on the close of the succeeding Valuation Date.

     Variable Account -- Charter National Variable Annuity Account, which is a separate account of Charter consisting of assets allocated under the Contracts to the Variable Account as well as assets allocated under other variable annuity contracts issued by Charter.

     Written Notice (or Written Request) -- A notice or request in writing by the Owner or other person to Charter. Such notice or request must be on the form provided by Charter and/or contain such information as Charter requires to process the notice or request. All written notices and requests must be directed to Charter at its Home Office.

     1940 Act -- The Investment Company Act of 1940, as amended.


                             SUMMARY

     This summary contains certain basic information about the Contract. The following questions and answers should be read in conjunction with the more detailed information appearing elsewhere in this Prospectus.
Why should a person consider purchasing a Contract?

     The Contract is designed to provide for accumulation of capital on a tax-deferred basis for retirement or other long-term purposes.

How can a Contract be purchased?

     The Contract may be purchased for a minimum initial Payment of $2,500. No commission or sales charge is deducted from the purchase price or from amounts payable upon surrender of the Contract. Payments may be from a variety of sources, including salary, wages, savings, inheritance, a real estate sale, and rental or investment income. An Owner may make additional Payments under the Contract, subject to certain conditions and limitations. As with the initial Payment, an Owner will not be charged a commission or sales charge for additional Payments invested in the Contract. (See "Contract Application and Issuance of Contracts," p. 22 and "Payments," p.
23)

Can this Contract be used as an IRA?

     Yes, the Contract is available to certain individuals purchasing individual retirement annuities. It is also available to certain retirement plans and retirement accounts that qualify for special federal income tax treatment. Charter requires that persons purchase separate Contracts if they desire to invest moneys qualifying for different annuity tax treatment under the Code.

What variable investment options are available under the Contract?

     Currently, an Owner may invest in the following Subaccounts: Money Market, Bond, Capital Growth, Balanced, Growth and Income, International, and Global Discovery. Each Subaccount invests in Class A shares of the corresponding mutual fund Portfolio. All Portfolios are part of the Scudder Variable Life Investment Fund. The assets of each Portfolio are held separately from the other Portfolios and each has separate investment objectives and policies. The investment objectives and policies are described more fully in the attached prospectus for the Fund. The investment adviser for all Portfolios is Scudder Kemper Investments, Inc. (See "Scudder Variable Life Investment Fund," p. 17)

What fixed rate options are available under the Contract?

     An Owner may allocate funds to the General Account in order to receive a specified rate of return. Payments to the General Account will receive specified rates of interest that are declared and guaranteed by Charter for periods of between 1 and 10 years. At the end of the Declaration Period, the Owner has the option to move funds into any available Subaccount or into another Declaration Period that has a new specified rate of interest, which is guaranteed to be no less than 3.5%. Scudder Kemper Investments, Inc. provides investment advice regarding assets in the General Account derived from Horizon Plan Contracts. (See "The General Account," p. 20)


How are Payments allocated under the Contract?

      The Owner may allocate amounts to one or more Subaccounts and/or the General Account. Each Subaccount invests in a separate mutual fund Portfolio with distinct investment objectives and policies. The Account Value will vary with the investment performance of the selected Subaccounts (and corresponding mutual fund Portfolios). Amounts allocated to the General Account will earn interest at rates declared and guaranteed by Charter. (See "Allocation of Payments," p. 25, "Charter National Variable Annuity Account," p. 16 and "The General Account," p. 20)

What is the purpose of the Variable Account?

     The Variable Account was established by Charter under the laws of the State of Missouri on May 15, 1987, to invest payments received under variable annuities offered by Charter, including the Contracts. Under Missouri law, the assets in the Variable Account associated with the Contracts are not affected by, nor chargeable with, liabilities arising out of any other business conducted by Charter. To the extent that an Owner allocates Payments to the Variable Account, the Account Value will vary in accordance with the investment performance of the Subaccount(s) selected by the Owner. Therefore, the Owner bears the entire investment risk under the Contract for any amounts allocated to the Variable Account. (See "Charter National Variable Annuity Account," p. 16)

Can assets be transferred within the Contract?


    Yes. The Owner has the flexibility to transfer assets within the Contract. Amounts may be transferred among the Subaccounts and from the Subaccounts to the General Account at any time. Amounts may be transferred from the General Account to the Subaccounts or within the General Account at the end of a Declaration Period. Currently, no charge is being imposed for any transfers among Subaccounts or the General Account. In the future,
Charter          may decide at any time to impose a transfer charge of $10
from each Subaccount from which funds are transferred for the third and subsequent transfer requests made during a Contract Year. (See "Transfers," p. 26)

What are the current charges and deductions associated with the Contract?

     Deductions will be made from the Contract's Account Value on a daily
basis for (i) costs incurred          in administering the Contract at an
annual rate of .30% of the value of net assets in each Subaccount, and (ii)
the assumption          of certain mortality and expense risks in
connection with the Contract at an annual rate of .40% of the value of net assets in each Subaccount. These daily charges are not imposed against the General Account. (See "Charges and Deductions," p. 38)
     Currently, Charter does not charge an annual maintenance fee; however, the Contract permits Charter to deduct a maximum amount of $40. (See "Records Maintenance Charge," p. 40)
     Upon purchase of the Contract or investment of additional Payments, Charter may deduct any applicable premium tax. The amount of premium tax varies from state to state. Currently, most states do not assess a premium tax. (See "Premium Taxes," p. 40)
     The charges noted above are those currently being deducted by Charter. For a more detailed discussion, including maximum level of charges set forth in the Contract, see "Charges and Deductions," p. 38.
     Finally, the net asset value of the Subaccounts reflects the investment advisory fee and other expenses incurred by the Fund. (See "Charges Against the Fund," p. 41)

What are the annuity benefits under the Contract?

     If the Annuitant is living on the Maturity Date and the Contract is in force, Annuity Payments will be made to the Owner in accordance with the terms of the Contract and the Annuity Income Option selected by the Owner. Three Annuity Income Options are currently available: life annuity with installment refund, joint and survivor life annuity with installment refund, and installments for life. In addition, an Owner may select any other Annuity Income Option which is offered by Charter on the Maturity Date of the Contract. The amount of the Annuity Payments under the Annuity Income Options will be fixed at the Maturity Date.

What other distributions can be made under the Contract?

       A full or partial surrender of the Contract may be made at any time, subject to certain conditions. No commission or surrender charge is deducted from the Account Value upon full or partial surrender of the Contract. No partial or full surrender may be made after the Maturity Date or the Annuitant's death. (See "Full and Partial Surrender Privileges," p.
32) If the Annuitant dies before the Maturity Date, the greater of the Account Value or the Guaranteed Death Benefit will be paid to the Owner of the Contract. (See "Death Benefit," p. 37) If the Owner of a Nonqualified contract dies before the Maturity Date and prior to the Annuitant's death, the Account Value will be paid in a lump sum no later than 5 years following the Owner's death. (See "Death of Owner," p. 38)


What are the federal income tax consequences of investment in the Contract?

     With respect to Owners who are natural persons, there should be no federal income tax payable on increases in the Account Value until there is a distribution or deemed distribution under the Contract. Generally, a portion of any distribution resulting from an Annuity Payment or full or partial surrender of the Contract, or deemed distribution resulting from a pledge or assignment of the Contract prior to the Maturity Date, will be taxable as ordinary income. The taxable portion of certain distributions will be subject to withholding unless the recipient elects otherwise. In addition, a penalty tax may apply to distributions or deemed distributions under certain circumstances. (See "Certain Federal Income Tax Consequences," p. 41)

Can the Contract be returned after it is delivered?

     Yes. The Contract contains a provision for an Examination Period, which permits a purchaser to cancel a Contract by returning the Contract to Charter at its Home Office within 10 days after receipt of the Contract. Except as noted in "Examination Period" and "State Exceptions", in the event of cancellation Charter will return the initial Payment, plus or minus gains or losses from investment of the Payment in the selected Subaccount(s) plus interest earned on Payment amounts allocated to the General Account. (See "Examination Period," p. 22 and "State Exceptions," p. 31)




                                 FEE TABLE

The following illustrates the current charges and deductions under the Contract, as well as fees and expenses of the Fund for the 1997 calendar year. The purpose of this table is to assist in understanding the various cost and expenses that the Owner will bear directly and indirectly. Information pertaining to the Fund has been provided by the Fund. For more information see "CHARGES AND DEDUCTIONS" and the Fund's prospectus that is attached to this Prospectus.

Contract Owner Transaction Expenses
     Sales Load Imposed on Payments                NONE
     Deferred Sales Load                           NONE
     Surrender Fee                                 NONE
     Transfer Charge                               NONE

Annual Records Maintenance Charge                  NONE

Variable Account Annual Expenses
     Mortality and Expense Risk Charge             0.40%
     Contract Administration Charge                0.30%
         Total Variable Account Annual Expenses    0.70%

Scudder Variable Life Investment Fund Annual Expenses

(as a percentage of average net assets for the 1997 calendar year)


                                                        Total
                                                       Portfolio
                           Management    Other         Operating
                             Fees       Expenses       Expenses

Money Market Portfolio       0.37%       0.09%           0.46%
Bond Portfolio               0.48%       0.14%           0.62%
Capital Growth Portfolio     0.47%       0.04%           0.51%
Balanced Portfolio           0.48%       0.09%           0.57%
International Portfolio      0.83%       0.17%           1.00%
Growth and Income Portfolio  0.48%       0.10%           0.58%
Global Discovery Portfolio   0.67%       0.83%           1.50%*


* Scudder Kemper Investments, Inc. (the Adviser) voluntarily did not impose part of its management fee in 1997. Had the fee been imposed, the management fee would have been 0.975% and the ratio of operating expenses to average net assets for the year ended 12/31/97 would have been 1.79% for the Global Discovery Portfolio.


Example

The following example illustrates the expenses the Owner would pay on a $1,000 investment, assuming 5% annual return on assets, if the Owner continued the Contract, surrendered or annuitized at the end of each period:

                               1 Year    3 Years    5 Years    10 Years
Money Market Subaccount         $12       $37        $64        $141
Bond Subaccount                 $13       $42        $72        $159
Capital Growth Subaccount       $12       $38        $66        $147
Balanced Subaccount             $13       $40        $70        $153
International Subaccount        $17       $54        $92        $201
Growth and Income Subaccount    $13       $41        $70        $155
Global Discovery Subaccount     $22       $69        $118       $253



     The fee table and example set forth above are based upon the current level of charges deducted under the Contract. Charter reserves the right to increase the Mortality and Expense Risk Charge to .70% per year, establish a Records Maintenance Charge of up to $40 per year and impose a transfer charge of $10 for the third and each subsequent transfer request made during a Contract Year. For a more detailed description of all charges set forth in the Contract, see "CHARGES AND DEDUCTIONS."


     Neither the fee table nor the example reflects any premium tax which may be deducted. See "CHARGES AND DEDUCTIONS -- Premium Taxes."



     This example should not be considered representative of past or future expenses, performance or return. Actual expenses may be greater or less than those shown. The assumed 5% annual return is hypothetical; past or future annual returns may be greater or less than the assumed return.




                       CONDENSED FINANCIAL INFORMATION

     The following condensed financial information is derived from the financial statements of the Variable Account. The data should be read in conjunction with the financial statements, related notes, and other financial information included in the Statement of Additional Information.

     The following table sets forth certain information regarding the Subaccounts for a Contract for the period from commencement of business operations through December 31, 1997.


                         Money Market Subaccount
                  Accumulation Unit Value    Number Of Accumulation
                     At End Of Year           Units At End Of Year
1997                    18.890                    2,521,329
1996                    18.074                    2,615,942
1995                    17.316                    2,260,561
1994                    16.507                    3,197,824
1993                    16.030                    1,491,258
1992                    15.740                    1,380,156
1991                    15.341                      972,042
1990                    14.606                      989,667
1989                    13.683                      344,621
1988*                   12.694                        6,238



                          Bond Subaccount
               Accumulation Unit Value     Number Of Accumulation
                     At End Of Year            Units At End Of Year
1997                    24.894                       951,724
1996                    22.979                       764,803
1995                    22.508                       896,538
1994                    19.181                       690,782
1993                    20.287                       755,914
1992                    18.179                       631,581
1991                    17.109                       406,545
1990                    14.653                       210,921
1989                    13.697                       182,698
1988*                   12.392                         1,882




                         Capital Growth Subaccount
               Accumulation Unit Value     Number Of Accumulation
                     At End Of Year            Units At End Of Year
1997                    45.649                    2,923,166
1996                    33.863                    2,729,711
1995                    28.388                    2,884,663
1994                    22.222                    2,683,112
1993                    24.773                    2,351,022
1992                    20.638                    1,798,119
1991                    19.514                      933,120
1990                    14.096                      400,044
1989                    15.389                      227,343
1988*                   12.664                            0



                              Balanced Subaccount
               Accumulation Unit Value     Number Of Accumulation
                     At End Of Year            Units At End Of Year
1997                    34.936                    1,527,371
1996                    28.326                    1,490,127
1995                    25.496                    1,603,656
1994                    20.270                    1,426,280
1993                    20.840                    1,477,645
1992                    19.531                    1,243,891
1991                    18.389                      779,317
1990                    14.592                      492,406
1989                    15.029                      399,068
1988*                   12.704                        9,264



                        International Subaccount
               Accumulation Unit Value     Number Of Accumulation
                     At End Of Year            Units At End Of Year
1997                    33.560                    2,251,880
1996                    30.987                    2,593,037
1995                    27.188                    2,869,930
1994                    24.641                    3,543,387
1993                    25.027                    2,767,700
1992                    18.287                      785,559
1991                    19.003                      446,099
1990                    17.174                      370,916
1989                    18.830                      107,751
1988*                   13.772                       1,741



                     Growth and Income Subaccount
               Accumulation Unit Value     Number Of Accumulation
                     At End of Year            Units At End Of Year
1997                    26.835                    4,225,162
1996                    20.713                    3,491,709
1995                    17.075                    2,659,025
1994*                   13.053                    1,311,518



                      Global Discovery Subaccount
               Accumulation Unit Value     Number Of Accumulation
                     At End Of Year            Units At End Of Year
1997                    14.648                       986,445
1996*                    13.126                    1,025,244



* The Money Market, Bond, Capital Growth, Balanced and International Subaccounts commenced operations on October 6, 1988. The Growth and Income Subaccount commenced operations on May 1, 1994. The Global Discovery Subaccount commenced operations on May 1, 1996. The Unit Value at Commencement was 12.500.


Financial Statements for the Variable Account and Charter

     The financial statements and reports of independent certified public accountants for the Variable Account and Charter are contained in the Statement of Additional Information.

                  CALCULATION OF YIELDS AND TOTAL RETURNS

     From time to time, Charter may advertise yields and average annual total returns for the Subaccounts. In addition, Charter may advertise the effective yield of the Money Market Subaccount for a Contract. These figures will be based on historical earnings and are not intended to indicate future performance.


     The yield of a Money Market Subaccount for a Contract refers to the annualized investment income generated by an investment under a Contract in the Subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment under a Contract in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

     The yield of a Subaccount (except the Money Market Subaccount) for a Contract refers to the annualized income generated by an investment under a Contract in the Subaccount over a specified thirty-day period. The yield is calculated by assuming that the income generated by the investment during that thirty-day period is generated each thirty-day period over a 12-month period and is shown as a percentage of the investment.
     The average annual total return of a Subaccount for a Contract refers to return quotations assuming an investment under a Contract has been held in the Subaccount for various periods of time including, but not limited to, a period measured from the date the Subaccount commenced operations. When a Subaccount has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. The total return quotations for a Contract will represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided.
     The yield and total return calculations for a Contract do not reflect the effect of any premium taxes that may be applicable to a particular Contract. To the extent that a premium tax is applicable to a particular Contract, the yield and/or total return of that Contract will be reduced. Because charges differ under different variable annuity contracts funded by the Subaccounts, the yield and total return calculations for the Subaccounts will be different for the Contracts than for other such variable annuity contracts.
     For additional information regarding yields and total returns calculated using the standard formats briefly described above, please refer to the Statement of Additional Information, a copy of which may be obtained from Charter.

                         OTHER PERFORMANCE DATA

     Charter may from time to time disclose average annual total return in non-standard formats and cumulative total return for Contracts funded by the Subaccounts.
     Charter may from time to time also disclose yield, standard total returns, and non-standard total returns for the Fund's Portfolios, including such disclosure for periods prior to the date the Variable Account commenced operations. For periods prior to the date the Variable Account commenced operations, performance information for Contracts funded by the Subaccounts will be calculated based on the performance of the Fund's Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Fund's Portfolios, with the level of Contract charges that were in effect at the inception of the Subaccounts for the Contracts.
     Non-standard performance data will only be disclosed if the standard performance data for the required periods is also disclosed. For additional information regarding the calculation of other performance data, please refer to the Statement of Additional Information, a copy of which may be obtained from Charter.
     Expenses and performance information for the Contract and each Subaccount may be compared in advertising, sales literature, and other communications to expenses and performance information of other variable annuity products tracked by independent services such as Lipper Analytical Services, Inc. ("Lipper"), Morningstar and the Variable Annuity Research Data Service ("V.A.R.D.S.") which monitor and rank the performance and expenses of variable annuity issuers on an industry-wide basis. From time to time, Charter may also compare using other indices that measure performance, such as Standard & Poor's 500 Composite ("S & P 500") or the Dow Jones Industrial Average ("Dow"). Unmanaged indices may assume reinvestment of dividends that generally do not reflect deductions for administrative and management cost and expenses.
     Charter may also report other information including the effect of tax deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from Subaccount investments are reinvested and compound tax deferred until distributed. Such tax-deferred compounding can lead to substantial long-term accumulation of assets, provided that the underlying Portfolio's investment experience is positive.

                    CHARTER AND THE VARIABLE ACCOUNT

Charter National Life Insurance Company

     Charter is a stock life insurance company incorporated under the laws of the State of Missouri on December 7, 1955. Charter, with assets of $2.051 billion as of December 31, 1997, is engaged principally in the offering of insurance products on a direct marketed basis. Charter is authorized to conduct business in 49 states, the District of Columbia and Puerto Rico. The rating of Charter as an insurance company by A. M. Best may be referred to in sales literature, advertisements or other reports from time to time. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health industry. Best's Ratings range from A++ to F. An A- rating means, in the opinion of A. M. Best, that the insurer has demonstrated a strong ability to meet its
respective  policyholder and other contractual  obligations.   These
ratings have no bearing on the Variable Accounts investment performance. The principal offices of Charter are located at 8301 Maryland Avenue, St. Louis, Missouri 63105, and its telephone number at that address is (800) 242-4402.



     Charter also is engaged in the insurance business through its subsidiary Intramerica Life Insurance Company, ("Intramerica"), a Charter affiliate that offers Scudder Horizon Plan to residents of New York.


     Charter is a wholly owned subsidiary of Leucadia National Corporation ("Leucadia"), a New York corporation. Leucadia is a diversified holding company, the common stock of which is listed on the New York Stock Exchange and the Pacific Stock Exchange under the symbol ("LUK").



Charter National Variable Annuity Account

     The Variable Account was established by Charter as a separate investment account under the laws of the State of Missouri on May 15, 1987. The Variable Account will receive and invest the Payments under the Contracts. In addition, the Variable Account may receive and invest payments for other variable annuities offered by Charter.
     Under Missouri law, that portion of the assets of the Variable Account equal to the reserves and other contract liabilities with respect to the account shall not be chargeable with liabilities arising out of any other business Charter may conduct. However, assets of the Variable Account will be available to cover the liabilities of the general account of Charter to the extent that the assets of the Variable Account exceed its liabilities arising under the variable annuity contracts it supports. The obligations under the Contracts are obligations of Charter.
     The Variable Account is divided into Subaccounts. Each Subaccount invests exclusively in shares of one of the Portfolios of the Fund.
Income, gains, and losses from the assets of each Subaccount are credited to or charged against such Subaccount without regard to income, gains, or losses of any other Subaccount or income, gains, or losses arising out of any other business conducted by Charter.
     The Variable Account is registered with the SEC as a unit investment trust under the 1940 Act and meets the definition of a "separate account" under the Federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Variable Account or Charter by the SEC.


Agreements with Allstate Life Insurance Company

     On February 11, 1998 Charter and Leucadia entered into an agreement ("the Agreement") with Allstate Life Insurance Company ("Allstate") pursuant to which Allstate and Charter will enter into a coinsurance agreement reinsuring all of Charter's rights, liabilities and obligations with respect to the Contracts. The Agreement also provides that Allstate and Charter will enter into an administrative services agreement pursuant to which Allstate or an affiliate will administer the Contracts. (See "Services Agreement," p. 52) It is anticipated that Charter and Allstate will finalize the coinsurance and administrative services agreements on or about May 31, 1998. None of these agreements will change the fact that Charter is primarily liable to You under Your Contract. Moreover, at this time there will be no changes to the address or phone numbers that You are currently using.


     Currently, Leucadia owns all of the stock of CNL, Inc. ("CNL"), the principal underwriter of the Contracts. Pursuant to the Agreement, Leucadia has agreed to sell CNL to Allstate. It is anticipated that the sale will take place on or about May 31, 1998. Subsequent to the sale, CNL will continue as the principal underwriter of the Contracts. (See, "Distribution of the Contract," p. 52)


                   SCUDDER VARIABLE LIFE INVESTMENT FUND

     The Variable Account will invest exclusively in shares of the Scudder Variable Life Investment Fund (the "Fund"). The Fund is registered with the SEC under the 1940 Act as an open-end, diversified management investment company. Scudder Kemper Investments, Inc. is investment adviser to the mutual fund Portfolios available under the Contract. The registration of the Fund does not involve supervision of its management or investment practices or policies by the SEC. The Fund is designed to provide an investment vehicle for variable annuity contracts and variable life insurance policies. Therefore, shares of the Fund are sold only to insurance company separate accounts, including the Variable Account and another separate account of Charter. Charter cannot guarantee that the Fund will always be available for the Contracts, but in the unlikely event that it is not available, Charter will do everything reasonably practical to secure the availability of a comparable fund.

     In addition to the Variable Account, shares of the Fund are being sold to variable life insurance and variable annuity separate accounts of other insurance companies, including an insurance company affiliated with Charter. In the future, it may be disadvantageous for variable annuity separate accounts of other life insurance companies, or for both variable life insurance separate accounts and variable annuity separate accounts, to invest simultaneously in the Fund, although currently neither Charter nor the Fund foresees any such disadvantages to either variable annuity owners or variable life insurance owners. The management of the Fund intends to monitor events in order to identify any material conflicts between or among variable annuity owners and variable life insurance owners and to determine what action, if any, should be taken in response. In addition, if Charter believes that the Fund's response to any of those events or conflicts insufficiently protects Owners, it will take appropriate action on its own. For more information see "Investment Concept of the Fund" in the Fund's prospectus.
     The Fund currently consists of the following Portfolios: the Money Market Portfolio and Class A shares of the Bond Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, the Growth and Income Portfolio, the International Portfolio, and the Global Discovery Portfolio.
        Each Portfolio represents, in effect, a separate mutual fund with its own distinct investment objectives and policies. The income or losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.
     The investment objectives and policies of the Portfolios available under the Contracts are summarized below:

     Money Market Portfolio: This Portfolio seeks to maintain stability of capital and, consistent therewith, to maintain liquidity of capital and to provide current income. This Portfolio seeks to maintain a constant net asset value of $1.00 per share. It will invest in money market securities such as U.S. Treasury obligations, commercial paper, and certificates of deposit and bankers' acceptances of domestic and foreign banks, including foreign branches of domestic banks, and will enter into repurchase agreements.

     Bond Portfolio: This Portfolio pursues a policy of investing for a high level of income consistent with a high quality portfolio of debt securities. It primarily invests in U.S. Government, corporate, and other notes and bonds.

     Capital Growth Portfolio: This Portfolio seeks long-term capital appreciation and, consistent therewith, current income through a broad and flexible investment program. The Portfolio seeks to achieve these objectives by investing primarily in income-producing publicly traded equity securities, including common stocks and securities convertible into common stocks.

     Balanced Portfolio: This Portfolio seeks a balance of growth and income from a diversified portfolio of equity and fixed income securities. The Portfolio also seeks long-term preservation of capital through a quality-oriented investment approach that is designed to reduce risk.

     Growth and Income Portfolio: This Portfolio seeks long-term growth of capital, current income and growth of income. It primarily invests in common stocks, preferred stocks, and securities convertible into common stocks of companies which offer the prospect for growth of earnings while paying higher than average current dividends.

     International Portfolio: This Portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. It invests in companies, wherever organized, which do business primarily outside the United States. The Portfolio intends to diversify investments among several countries and not to concentrate investments in any particular industry.

     Global Discovery Portfolio: This Portfolio seeks above-average capital appreciation over the long term. It primarily invests in equity securities of small companies located around the world.

     There can be no assurance that any Portfolio will achieve its objective. More detailed information, including a description of the risks involved in investing in each of the Portfolios, is contained in the Scudder Variable Life Investment Fund prospectus, a current copy of which is attached to this Prospectus. Information contained in the Fund's prospectus should be read carefully before investing in a Contract.

     Scudder Kemper Investments, Inc. (the "Adviser"), an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended, manages daily investments and business affairs of the Fund, subject to the policies established by the Trustees of the Fund. For rendering advisory services to the Portfolios, the Adviser receives compensation monthly at annual rates equal to .370%, .475%, .475%, .475%,
 .475%, .875%, and .975% of the average daily net asset values of the Money Market Portfolio, Bond Portfolio, Capital Growth Portfolio, Balanced Portfolio, Growth and Income Portfolio, International Portfolio, and the Global Discovery Portfolio, respectively.

For additional information, see the Fund's prospectus, a current copy of which is attached to this Prospectus.

Addition, Deletion, or Substitution of Investments

     Charter retains the right, subject to any applicable law, to make certain changes in the Variable Account and its investments. Charter reserves the right to eliminate the shares of any Portfolio and to substitute shares of another Portfolio of the Fund, or of another registered open-end management investment company, for the shares of any Portfolio if the shares of the Portfolio are no longer available for investment or if, in Charter's judgment, investment in any Portfolio would be inappropriate in view of the purposes of the Variable Account. To the extent required by the 1940 Act, substitutions or eliminations of shares attributable to an Owner's interest in a Subaccount will not be made without prior notice to the Owner and the prior approval of the SEC. Nothing contained herein shall prevent the Variable Account from purchasing other securities for other series or classes of variable annuity contracts, or from effecting an exchange between series or classes of variable annuity contracts on the basis of requests made by Owners.
     New Subaccounts may be established when, in the sole discretion of Charter, marketing, tax, investment, or other conditions warrant such additions. Any new Subaccounts may be made available to existing Owners on a basis to be determined by Charter. Each additional Subaccount will purchase shares in a Portfolio of the Fund or in another mutual fund or investment vehicle. Charter may also eliminate one or more Subaccounts if, in its sole discretion, marketing, tax, investment, or other conditions warrant such elimination. In the event any Subaccount is eliminated, Charter will notify Owners and request a reallocation of the amounts invested in the eliminated Subaccount. If no such reallocation is provided by the Owner, Charter will reinvest the amounts invested in the eliminated Subaccount in the Subaccount that invests in the Money Market Portfolio (the "Money Market Subaccount").
     In the event of any such substitution, change, or elimination, Charter may, by appropriate endorsement, make such changes in the Contracts as may be necessary or appropriate to reflect such substitution, change, or elimination. Furthermore, if deemed to be in the best interests of persons having voting rights under the Contracts, the Variable Account may be (i) operated as a management company under the 1940 Act or any other form permitted by law, (ii) deregistered under the 1940 Act, in the event such registration is no longer required, or (iii) combined with one or more other separate accounts. To the extent permitted by applicable law, Charter also may transfer the assets of the Variable Account associated with the Contracts to another separate account.

                         THE GENERAL ACCOUNT

     Payments allocated or transferred to the General Account under the Contracts become part of the general account assets of Charter, which support annuity and insurance obligations. The General Account includes all of Charter's assets, except those assets segregated in separate accounts. Pursuant to the coinsurance agreement to be executed on or about May 31, 1998, between Charter and Allstate, the assets of the General Account attributable to the Contracts will be transferred to Allstate. Pursuant to this agreement it will be Allstate's responsibility to invest the assets of the General Account, subject to applicable law. Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 (the "1933 Act"), nor is the General Account registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interest therein is subject to the provisions of such statutes, and, as a result, the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the General Account. However, disclosures about the General Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     Charter guarantees that it will credit interest at an effective annual
rate of at least 3.5% compounded monthly. Charter may          declare
higher interest rates for amounts allocated or transferred to the General Account ("Declared Rates"). Each such Declared Rate will be fixed and guaranteed by Charter and applied to a specific period of time, which will not be less than one year or more than 10 years (the "Declaration Period"). An Owner must specify one or more of the Declaration Periods currently offered by Charter when allocating or transferring funds to or within the General Account. At any one time, an Owner may have amounts earning different Declared Rates within a Declaration Period because amounts were allocated or transferred to that Declaration Period at different times. Charter will not accept allocations to the General Account which would increase a Contract's value in the General Account over $500,000. Subject to deductions for any applicable charges, Charter guarantees that the value held in the General Account will equal all amounts allocated or transferred to the General Account, plus any interest credited thereto, less any amounts surrendered or transferred from the General Account. An Owner is not entitled to share in the investment experience of the General Account.
     An amount allocated or transferred to the General Account may not be transferred from or within the General Account prior to the end of the Declaration Period with which it is associated. Charter will notify Owners having funds invested in an expiring Declaration Period 30 days prior to the end of such Declaration Period and will request instructions as to the reallocation of such amounts. If no instructions are received from the Owner prior to the end of the Declaration Period, the portion of the Account Value attributable to such Declaration Period will be transferred to the Money Market Subaccount at the end of the Declaration Period.
     For a discussion of transfer rights and surrender privileges relating to amounts allocated to the General Account, see "THE CONTRACT Transfers" and "DISTRIBUTIONS UNDER THE CONTRACT -- Full and Partial Surrender Privileges."

                            THE CONTRACT

     The description of the Contract contained in this Prospectus is qualified in its entirety by reference to the contract for the Flexible Premium Variable Deferred Annuity, a copy of which has been filed as an exhibit to the Registration Statement for the Contract and which is available upon request from Charter.

Contract Application and Issuance of Contracts

     The Contract is available to certain retirement plans and individual retirement accounts that qualify for special federal income tax treatment, to individuals purchasing individual retirement annuities that qualify for special federal income tax treatment, and to individuals and entities that do not qualify for such special tax treatment. The Contract is not available for use as a "Tax-sheltered Annuity" qualifying under Section 403(b) of the Code. An Owner who purchases a Contract which qualifies as an individual retirement annuity under Section 408(b) of the Code should be aware that the Code requires that such a Contract contain certain restrictive terms. See "CERTAIN FEDERAL INCOME TAX CONSEQUENCES -- Tax Status of the Contract."
     Charter, before it will issue a Contract, must receive a properly completed Contract application and a minimum initial Payment of $2,500. Upon request, a Premium Receipt form will be mailed to the Owner. The Annuitant must be named in the Contract application. In the case of a Contract qualifying as an individual retirement annuity under Section 408(b) of the Code, the Owner must be the Annuitant. See "CERTAIN FEDERAL INCOME TAX CONSEQUENCES -- Tax Status of the Contract." Acceptance of an
application is subject to Charter's          discretion, and Charter
reserves the right to decline an application for any reason. In the event an application is declined, the initial Payment will be refunded in full.
     After underwriting is completed and the Contract is delivered to the Owner, the term of the Contract will be deemed to have commenced as of the Effective Date. The Effective Date is a date within two business days after a completed application and the full initial Payment have been received by Charter. The Contract Date will be the same as the Effective Date unless the Effective Date is the 29th, 30th, or 31st of the month, in which case the Contract Date will be the 28th day of the same month. The Contract Date is the date used to determine Contract Years, Contract Months, and Contract Anniversaries.

Examination Period

     The Contract contains a provision for an Examination Period, which permits the Owner to cancel a Contract, generally within 10 to 30 days after receipt of such Contract. Depending on the laws of the state of issue and age of the Owner, Charter will refund the initial Payment in one of the following methods. See the "Right to Examine" provision of the Contract and the "State Exceptions" section of this prospectus for state details.


     Return of premium plus or minus investment experience. In most states, upon return of the Contract, Charter will refund the initial Payment plus or minus gains or losses from investment of the Payment in the selected Subaccount(s) plus interest earned on Payments allocated to the General Account. Charter will calculate such refund as of the date the Contract is received by Charter. If the Owner allocated all or part of the Payment to the Variable Account, the amount may be more or less than the initial Payment, depending upon the investment performance of the selected Subaccount(s). If all of the Payment was allocated to the General Account, the amount refunded will always be equal to or greater than the Payment. See "THE CONTRACT-- Payments, Allocation of Payments and Account Value".

     Return of premium. If the Owner of a Contract issued in a state that requires refund of premium returns the Contract, Charter will refund the greater of (1) the initial Payment, or (2) the Account Value plus any amount deducted for taxes or charges from the initial Payment. Charter will calculate such refund as of the date the Contract is received by Charter. During the Examination Period, the portion of the initial Payment allocated to the Variable Account will be invested in the Money Market Subaccount. Once the Examination Period expires, generally 10 to 30 days, the Accumulated Value will be allocated to the Subaccount(s) as specified by the Contract Owner in the application. See "THE CONTRACT -- Payments and Allocation of Payments".

Payments

     All checks or drafts should be made payable as directed on the application. Payments also can be made by requesting on the application that Scudder Investor Services, Inc. redeem shares in an existing Scudder mutual fund account and apply the proceeds toward a Payment.

     Initial Payment. The minimum initial Payment needed to purchase a Contract is $2,500. The initial Payment is the only Payment required to be made under the Contract. At the time the initial Payment is made, a prospective Owner must specify whether the purchase will be a Nonqualified or Qualified Contract. If the initial Payment is derived from an exchange or surrender of another annuity contract, Charter may require that the prospective purchaser provide information with regard to the federal income tax status of the previous annuity contract. Charter will require that persons purchase separate Contracts if they desire to invest moneys qualifying for different annuity tax treatment under the Code. Each such separate Contract would require a minimum initial Payment of $2,500. The Company reserves the right to waive the minimum initial Payment amount and accept less than $2,500 at its discretion.
     The initial Net Payment will be credited to the Contract within two business days after receipt of the Payment if a properly completed Contract application is received with such Payment, or within two business days after an application which was incomplete upon receipt by Charter is made complete. If, for any reason, the Payment is not credited to the prospective purchaser's account within five business days, the Payment will be returned immediately to the prospective purchaser unless such prospective purchaser, after receiving notice of the delay from Charter, specifically requests that the Payment not be returned.

     Additional Payments. While the Annuitant is living and prior to the Maturity Date, the Owner may, subject to the limitations discussed below, make additional Payments. Currently, there is no minimum additional Payment amount nor is there a maximum number of additional Payments that may be made per Contract Year. The Contract, however, gives Charter the right to require that each additional Payment be at least $1,000 and to limit the frequency of additional Payments to a maximum of four per Contract Year. Charter, at any time, in its discretion, may require additional Payments to comply with the limitations it is permitted to impose under the Contract.
     Additional Payments with respect to a Contract must qualify for the same federal income tax treatment as the initial Payment made under the Contract. Charter will not accept an additional Payment if the federal income tax treatment of such Payment will be different from that of the initial Payment. Any additional Payments will be credited to the Contract upon receipt at Charter's Home Office.

     Automatic Investment Plan. The Owner may arrange to make regular investments ($50 minimum) into any of the variable Subaccounts through automatic deductions from a checking account. The Automatic Investment Plan option is not available for allocations into the General Account. Please call 800-242-4402 for more information and an Automatic Investment Plan application.

     Limitations on Payments. Charter reserves the right to reject any initial Payment. Charter may require a prospective purchaser to complete a financial questionnaire for Payments in excess of $250,000. Charter also may reject any additional Payment that would cause the total Payments made by the Owner of a Contract to exceed $1,000,000. Charter will reject any additional Payment that would cause a Contract's value in the General Account to exceed $500,000. With respect to Contracts that qualify as individual retirement annuities under Section 408(b) of the Code, the total Payments (including the initial Payment), with respect to any calendar year, may not exceed $2,000 unless the portion of such Payments in excess of $2,000 qualifies as a rollover amount or contribution under Section 402(a)(5) or 408(d)(3) or other applicable provisions of the Code. See "CERTAIN FEDERAL INCOME TAX CONSEQUENCES -- Tax Status of the Contract."

Allocation of Payments

     An Owner may allocate Payments to one or more of the Subaccounts, to the General Account, or to both the Subaccount(s) and the General Account. If any portion of a Payment is allocated to the General Account, the Owner must specify the Declaration Period(s) to which such funds are being allocated. See "THE GENERAL ACCOUNT." The Owner must specify in the Contract application the allocations of the Payment. Upon receipt at Charter's Home Office, the initial Payment will be allocated as directed by the Owner. During the Examination Period in states that require return of premium, the portion of the initial Payment allocated to the Variable Account will be invested in the Money Market Subaccount.
     All allocations must be made in whole percentages and must total 100%. If the allocations do not total 100%, Charter will recompute the allocations proportionately by dividing the percentage in each Subaccount selected, as indicated on the application, by the sum of the percentages indicated. This new percentage will be applied to the Payment. The following example illustrates how this recomputation will be made.

Example
                     Indicated                         Actual
                     Allocation                       Allocation
     Subaccount #1       25%         25% / 105%  =       24%
     Subaccount #2       40%         40% / 105%  =       38%
     Subaccount #3       40%         40% / 105%  =       38%
            Total       105%                            100%

     All Payments will be allocated at the time such Payments are credited to the Owner's Contract.

     Additional Payments made directly by the Owner will be allocated to the Subaccount(s) and/or the General Account in the same proportion as the initial Payment, unless Written Notice to the contrary is received with such additional Payments. Once a change in allocation is made, all future Payments will be allocated in accordance with the new allocation, unless contrary instructions are received with such additional Payments. However, if an Owner has funds deducted from a checking account and applied under the Automatic Investment Plan option, he or she must provide Charter with Written Notice to change the allocation of future Additional Payments.

Transfers

     Subject to certain conditions, amounts may be transferred among the Subaccounts, between the Subaccounts and the General Account, and between different Declaration Periods in the General Account.
     An amount may be transferred from the General Account to any Subaccount(s) and to different Declaration Periods in the General Account only at the end of the Declaration Period to which such amount was allocated. Transfer of amounts from a Subaccount to the General Account may be made at any time, provided that such transfer would not cause a Contract's value in the General Account to exceed $500,000. See "THE GENERAL ACCOUNT."
     Currently, no charge is being imposed for any transfers. The Contract, however, permits Charter to deduct $10 from each Subaccount from which funds are transferred for the third and subsequent transfer requests
made during a Contract Year. Charter, in its          discretion, may
impose the transfer charge for the third and subsequent transfer requests at any time. For a discussion of transfer charges, see "CHARGES AND DEDUCTIONS Transfer Charges."
     Transfer requests must be made by sending Written Notice or by telephone if elected by a currently valid telephone transfer request form on file with Charter. Charter employs reasonable procedures to confirm that instructions communicated by telephone are genuine and if it follows such procedures it will not be liable for any losses due to unauthorized or fraudulent instructions. Charter, however, may be liable for such losses if it does not follow those reasonable procedures. The procedures Charter follows for telephone transfers include confirming the correct name, contract number and personal code for each telephone transfer. See "GENERAL PROVISIONS --Written Notices and Requests; Owner Inquiries." Transfers will be deemed effective, and values in connection with transfers will be determined, as of the end of the Valuation Period during which the transfer request is received, except that Charter may be permitted to delay the effective date of a transfer in certain circumstances. See "GENERAL PROVISIONS -- Deferment of Payment and Transfers."

     Asset Rebalancing Option. In order to maintain a particular percentage allocation among the Subaccounts, the Owner may select the asset rebalancing option. With asset rebalancing, Charter automatically reallocates the Account Value in the Subaccounts quarterly to the allocation selected by the Owner. Over a period of time, this method of investing may help an Owner buy low and sell high although there can be no assurance of this. This investment method does not assure profits and does not protect against loss in declining markets.
     To elect the asset rebalancing option, the Account Value in the Contract must be at least $2,500 and a completed Asset Rebalancing Option form must be received at Charter's Home Office. The Owner must designate the applicable Subaccounts and the percentage allocations for each of the applicable Subaccounts to be rebalanced quarterly. If the asset rebalancing option is elected, all amounts allocated to the variable Subaccounts must be included in the asset rebalancing option. The Owner may not participate in dollar cost averaging and asset rebalancing at the same time. The General Account is not available for the asset rebalancing option.
     Selection of asset rebalancing will result in the transfer of funds to one or more of the Subaccounts on the date specified by the Owner. If the Owner has specified, or the form is received on the 29th, 30th or 31st, Charter will consider the effective date to be the first Valuation Date of
the following month.   If no date is specified or if the request is
received after the specified date, Charter will transfer funds on the date of receipt of the Asset Rebalancing Option form and on the quarterly anniversary of the applicable date thereafter. The amounts transferred will receive the Unit Values for the affected Subaccounts at the end of the Valuation Date on which the transfers occur. If the effective date is not a Valuation Date, the transfer will occur on the next Valuation Date.
     The Owner may terminate this option at any time by Written Notice. In the event of a transfer by written request or telephone instructions, this option will terminate automatically. In either event, the amounts in the Subaccounts that have not been transferred will remain in those Subaccounts regardless of the percentage allocation unless the Owner instructs otherwise. If the Owner wishes to resume the asset rebalancing option after it has been canceled, a new Asset Rebalancing Option form must be completed and sent to Charter's Home Office. Charter may discontinue, modify, or suspend the asset rebalancing option at any time.

     Dollar Cost Averaging. Dollar cost averaging is a systematic method of investing in which units are purchased in fixed dollar amounts so that the cost is averaged over time. The Owner may dollar cost average their allocations in the Subaccounts under the Contract by authorizing Charter to make periodic transfers from any one Subaccount to one or more other Subaccounts. Amounts transferred will purchase units in those Subaccounts at the Unit Value of that Subaccount as of the Valuation Date the transfer occurs. Since the value of the units will vary, the amounts transferred to a Subaccount will result in the purchase of a greater number of units when the Unit Value is low and the purchase of a lesser number of units when the Unit Value is high. Similarly, the amounts transferred to a Subaccount will result in the liquidation of a greater number of units when the Unit Value is low and the liquidation of a fewer number of units when the Unit Value is high. Dollar cost averaging does not assure a profit and does not protect against loss in declining markets.

     To elect dollar cost averaging, the Account Value in the Contract must be at least $2,500 and a completed Dollar Cost Averaging form must be received at Charter's Home Office. The Owner must designate the frequency and period of time of the transfers, the Subaccount from which transfers are to be made and the Subaccounts and allocation percentages to which funds are to be transferred. The Owner may not participate in dollar cost averaging and asset rebalancing at the same time. The General Account is not available for the dollar cost averaging option.

     After Charter has received a completed Dollar Cost Averaging form, Charter will transfer the amounts designated by the Owner from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts chosen by the Owner. The minimum amount that may be transferred is $50. Each transfer will occur on the date specified by the Owner. If the Owner has specified, or the form is received on the 29th, 30th or 31st, Charter will consider the effective date to be the first Valuation Date of the following month. If no date is specified, funds will be transferred on the monthly, quarterly, semiannual or annual anniversary, (whichever corresponds to the frequency selected by the Owner), of the date of receipt of a completed Dollar Cost Averaging form. The amounts transferred will receive the Unit Values for the affected Subaccounts at the end of the Valuation Date on which the transfers occur. If the anniversary is not a Valuation Date, the transfer will occur on the next Valuation Date. Dollar cost averaging will terminate when the total amount elected has been transferred, or when the value in the Subaccount from which transfers are made is insufficient to transfer the requested amount.

     The Owner may terminate this option at any time by Written Notice. Upon receipt of Written Notice, the value in the Subaccount from which transfers were being made will remain in that Subaccount unless the Owner instructs otherwise. If the Owner wishes to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, or the amount in the Subaccount elected is insufficient to transfer the total requested amount, or after the dollar cost averaging option has been canceled, a new Dollar Cost Averaging Option form must be completed and sent to Charter's Home Office. The dollar cost averaging option may be discontinued, modified or suspended at any time.

Account Value

     On the Effective Date, the Account Value equals the initial Payment less amounts deducted for premium taxes, if any. Thereafter, the Account Value equals the Account Value from the previous Valuation Date increased by: (i) any additional Net Payments received by Charter, (ii) any increase in the Account Value due to investment results of the selected Subaccount(s), and (iii) any interest earned on that portion of the Account Value held in the General Account during the Valuation Period; and reduced by: (i) any decrease in the Account Value due to investment results of the selected Subaccount(s), (ii) a daily charge to cover the mortality and expense risks assumed by Charter and the cost of administering the Contract, (iii) any amounts charged against the Account Value for records maintenance, (iv) amounts deducted for partial surrenders, and (v) amounts deducted, if any, for transfer charges with respect to transfers that occurred during the Valuation Period. See "CHARGES AND DEDUCTIONS."
     A Valuation Period is the period between successive Valuation Dates. It begins at the close of business on each Valuation Date and ends at the close of business on the next succeeding Valuation Date. A Valuation Date is each day that the New York Stock Exchange is open for business.
     The Account Value is expected to change from Valuation Period to Valuation Period, reflecting the investment experience of the selected Subaccount(s) and any interest earned in the General Account, as well as the deduction of charges. The amount available for distribution of Annuity Payments is equal to the Account Value on the Maturity Date; a Contract ceases to accumulate value after the Maturity Date.

     Unit Value. Each Subaccount has a distinct value (the "Unit Value"). In addition, because of differences in variable annuity contracts funded by the Subaccounts, units in a Subaccount attributable to the Contracts will have different unit values than those attributable to other variable annuity contracts funded by the Subaccount. When a Payment is allocated or an amount is transferred to a Subaccount, a number of units is purchased based on the Unit Value of the Subaccount for the Contracts as of the end of the Valuation Period during which the allocation is made. When amounts are transferred out of, or deducted from a Subaccount, units are redeemed in a similar manner.
     For each Subaccount, the Unit Value for the Contracts on a given Valuation Date is based on the net asset value of a share of the corresponding Portfolio in which such Subaccount invests. (For the calculation of the net asset value with respect to a Portfolio, see the prospectus for the Fund, a current copy of which is attached to this Prospectus.) Each Valuation Period has a single Unit Value for each type of variable annuity contract funded by the Subaccount. This unit value applies for each day in that period. The Unit Value for the Contracts for each subsequent Valuation Period is the Investment Experience Factor for the Contracts (described below) for that Valuation Period multiplied by the Unit Value for the Contracts for the immediately preceding Valuation Period.

     Investment Experience Factor. The "Investment Experience Factor" measures the investment performance of a Subaccount during a Valuation Period. An Investment Experience Factor is calculated separately for the Contracts for each of the Subaccounts. The Investment Experience Factor of a Subaccount for the Contracts for a Valuation Period equals (a) divided by
(b), minus (c), where:

         (a)  is   (i)   the value of the net assets of the Subaccount at
                        the end of the preceding Valuation Period, plus
                  (ii) the investment income and capital gains, realized or unrealized, credited to the net assets of that Subaccount during the Valuation Period for which the Investment Experience Factor is being determined, minus
                 (iii)   the capital losses, realized or unrealized,
                         charged against those assets during the Valuation
                         Period, minus
                  (iv)   any amount charged against the Subaccount for
                         taxes or any amount set aside during the Valuation Period by Charter as a provision for taxes attributable to the operation or maintenance of that Subaccount (see "CHARGES AND
                         DEDUCTIONS Other Taxes"); and

          (b) is the value of the net assets of that Subaccount at the end of the preceding Valuation Period; and

          (c) is a charge to compensate for certain administrative expenses and mortality and expense risks which are assumed in connection with the Contracts. See "CHARGES AND DEDUCTIONS -- Mortality and Expense Risk Charge and Contract Administration Charge."

Contract Ownership

     Subject to certain restrictions discussed below, an Owner may designate a new Owner or Joint Owner at any time during the life of the Annuitant. Under the terms of the Contract, if a Joint Owner is named, unless otherwise specified by the Owner, Charter will presume the ownership to be as joint tenants with right of survivorship. If any Owner dies before the Annuitant and before the Maturity Date, the rights of the Owner will belong to the Joint Owner, if any, otherwise to the Beneficiary. The interest of any Owner or Joint Owner may be subject to the rights of any assignee. See "THE CONTRACT -- Assignment of Contract."

     A new Owner or a Joint Owner may not be designated with respect to a Contract that qualifies as an individual retirement annuity under Section 408(b) of the Code. See "CERTAIN FEDERAL INCOME TAX CONSEQUENCES -- Tax Status of the Contract." An Owner's designation of a new Owner may be subject to federal income tax. See "CERTAIN FEDERAL INCOME TAX CONSEQUENCES -- Taxation of Annuities."

     An Owner may designate a new Owner by submitting Written Notice to Charter. The change will take effect as of the date the Written Notice was signed. Charter will not be liable for any payment made or other action taken before the Written Notice was received and recorded by Charter.

Assignment of Contract

     Except in the case of a Contract that qualifies as an individual retirement annuity under Section 408(b) of the Code, an Owner may assign:
(i) all or a portion of his or her right to receive Annuity Payments under the Contract or (ii) the Contract as collateral security. An assignment by the Owner before the Maturity Date of any portion of the right to receive Annuity Payments entitles the assignee to receive the assigned Annuity Payments in a lump sum, as of the Maturity Date. Such lump sum payment generally will be made within seven days. An assignment by the Owner after the Maturity Date of any portion of the right to receive Annuity Payments entitles the assignee to receive the assigned Annuity Payments in accordance with the Annuity Income Option in effect on the Maturity Date. The assignee may not select an Annuity Income Option or change an existing Annuity Income Option. See "THE CONTRACT -- Contract Ownership."
     In the case of a Qualified Contract, certain assignments permissible under the Contract may adversely affect the qualification for special federal income tax treatment of the underlying retirement plan or individual retirement account. Potential purchasers of Qualified Contracts are urged to consult their tax advisers.
     If the right to receive Annuity Payments is assigned or the Contract is assigned as collateral security, the Owner's rights and those of any Beneficiary will be subject to such assignment. Charter is not responsible for the adequacy of any assignment and will not be bound by the assignment until satisfactory written evidence of the assignment has been received.
In certain circumstances, an assignment will be subject to federal income tax. See "CERTAIN FEDERAL INCOME TAX CONSEQUENCES -- Taxation of Annuities."

State Exceptions

     The Contracts issued in various states may vary according to the requirements of specific state insurance departments. At the time of printing of this prospectus, the following state variations were in effect:


Massachusetts and Montana Residents:

     At the time the contract form was filed, the Commonwealth of Massachusetts and the State of Montana prohibited the use of actuarial tables that distinguish between men and women in determining benefits for annuity contracts issued on the lives of residents. Therefore, Contracts offered by this Prospectus on the lives of Montana and Massachusetts residents will have Annuity Income Options which are based on actuarial tables that do not differentiate on the basis of sex. See "DISTRIBUTIONS UNDER THE CONTRACT -- Annuity Payments and Annuity Income Options."

Iowa, Missouri, North Carolina, Oklahoma, South Carolina and Utah:

     An Owner of a Contract issued in Iowa, Missouri, North Carolina, Oklahoma, South Carolina and Utah who cancels the Contract within the Ten Day Right to Examine the Contract will receive the greater of (1) a full refund of the initial Payment, or (2) the Account Value plus any amount deducted for taxes or charges from the initial Payment. See "THE CONTRACT Examination Period".

Washington:

     An Owner of a Contract issued in Washington who cancels the Contract within the Ten Day Right to Examine the Contract will receive a refund of the initial Payment. See "THE CONTRACT -- Examination Period".

                    DISTRIBUTIONS UNDER THE CONTRACT

Full and Partial Surrender Privileges

     A full or partial surrender of the Contract may be made at any time subject to certain conditions. No full or partial surrenders may be made after the Maturity Date. The total amount available for any surrender is the Account Value.
     No commission or redemption charge is deducted from the Account Value upon full or partial surrender of a Contract.
     In addition to the conditions set forth above, the ability of an Owner to make a partial surrender of a Contract is subject to the further conditions that: (i) the minimum amount that can be withdrawn in a partial surrender is $500 and (ii) the Contract must have an Account Value of at least $2,500 after the surrender. In addition, a partial surrender request must contain explicit instructions as to the withdrawal of amounts, including the amount to be withdrawn from each of the selected Subaccounts
and/or the General Account.   If any portion of the surrender is to be
withdrawn from the General Account, the amount requested will be deducted proportionately from each Declaration Period, and will be on a first-in, first-out basis within the Declaration Period(s). A partial surrender cannot be made in the absence of specific direction from the Owner with respect to the allocation of 100% of the surrender amount to be withdrawn from the Subaccount and/or the General Account.
     An Owner may make a partial surrender by sending a Written Request or by telephone if a currently valid telephone transfer request form is on file with Charter. An Owner may make a full surrender only by sending a Written Request to Charter. The Account Value payable to the Owner upon a full or partial surrender will be calculated at the price next computed after Charter receives a request for surrender. Charter generally will pay the Owner any Account Value owed in respect of a full or partial surrender within seven days of receipt of the request for surrender. If, at the time an Owner makes a partial or full surrender request, such Owner has not provided Charter with a written election not to have federal income taxes withheld, Charter, by law, must withhold such taxes from the taxable portion of any full or partial surrender. In addition, the Code provides that a federal penalty tax may be imposed on certain surrenders. See "CERTAIN FEDERAL INCOME TAX CONSEQUENCES -- Taxation of Annuities."
     Because the Owner assumes the investment risk with respect to amounts allocated to the Variable Account, the total amount paid upon surrender of the Contract (taking into account any prior withdrawals) may be more or less than the total Payments made under the Contract. See "THE CONTRACT Account Value."

     Systematic Withdrawals. Charter currently offers an option under which partial surrenders of the Contract may be elected by systematic withdrawals. The Owner may elect to receive systematic withdrawals before the Maturity Date by sending a completed Systematic Withdrawal form to Charter at its Home Office. The completed form must include the written consent of any assignee or irrevocable beneficiary, if applicable. The Owner may designate the systematic withdrawal amount as a percentage of the Account Value allocated to the Subaccounts and/or General Account, or as a specified dollar amount. The Owner may designate that systematic withdrawals be made monthly, quarterly, semiannually, or annually. If the Owner has specified, or the form is received on the 29th, 30th or 31st, Charter will consider the effective date to be the first Valuation Date of the following month. If no date is specified, the systematic withdrawal option will commence on the date of receipt of the form.
     Each systematic withdrawal must be at least $250. The systematic withdrawal option will terminate if the amount to be withdrawn exceeds the Account Value or would cause the Account Value to be below $2,500. If any portion of the systematic withdrawal is to be withdrawn from the General Account, the amount requested will be deducted proportionately from each Declaration Period, and will be on a first-in, first-out basis within the Declaration Period(s).
     Each systematic withdrawal will occur as of the end of the Valuation Period during which the withdrawal is scheduled. The systematic withdrawal will be deducted from the Owner's Account Value in the Subaccounts and/or the General Account as directed by the Owner.
     The Owner may terminate this option at any time by Written Notice. If this option is terminated, either by Written Notice by the Owner, or if the amount to be withdrawn has caused the Account Value to be below $2,500, and the Owner wishes to resume systematic withdrawals, a new Systematic Withdrawal form must be completed and sent to Charter's Home Office. Charter may discontinue, modify, or suspend the systematic withdrawal option at any time. The tax consequences of a systematic withdrawal, including a 10% penalty tax imposed on withdrawals made prior to the Owner attaining age 59 1/2 should be carefully considered. See "CERTAIN FEDERAL INCOME TAX CONSEQUENCES -- Taxation of Annuities".

Annuity Payments

     If the Annuitant is living on the Maturity Date and the Contract is in force, Annuity Payments will be made to the Owner in accordance with the terms of the Contract and the Annuity Income Option selected by the Owner. The first Annuity Payment will be made within seven days after the Maturity Date.
     The amount of the periodic Annuity Payments will depend upon (i) the Account Value on the Maturity Date, (ii) the age and sex of the Annuitant (or, in the case of Annuity Income Option 2, the age and sex of the Annuitant and the Joint Annuitant) on the Maturity Date, and (iii) the Annuity Income Option selected. See "DISTRIBUTIONS UNDER THE CONTRACT Annuity Income Options" and "THE CONTRACT -- State Exceptions." At the Maturity Date, the dollar amount of each periodic Annuity Payment under an Annuity Income Option is fixed and will not change. After the Maturity Date, the Contract will no longer participate in the Variable Account. If, at the time of an Annuity Payment, the Owner has not provided Charter with a written election not to have federal income taxes withheld, Charter, by law, must withhold such taxes from the taxable portion of such Annuity Payment. In addition, the Code provides that a federal penalty tax may be imposed on certain premature Annuity Payments. See "CERTAIN FEDERAL INCOME TAX CONSEQUENCES --Taxation of Annuities."
     The amount of the monthly Annuity Payments under Annuity Income Options 1, 2, and 3, described below, may be determined by dividing the Account Value on the Maturity Date by 1,000 and multiplying the result by the appropriate factor contained in the table for the Annuity Income Option selected. The appropriate factor is based on a guaranteed minimum annual interest rate of 3.5%. This factor will be determined at the time of maturity, subject to current market conditions. The annuity tables for Annuity Income Options 1, 2, and 3 are contained in the Contract. Information concerning the amount of the periodic payments under additional Annuity Income Options that become available, if any, will be provided to the Owner prior to the Maturity Date. See "DISTRIBUTIONS UNDER THE CONTRACT -- Annuity Income Options" and "THE CONTRACT --State Exceptions." Annuity Income Options

     At any time prior to the Maturity Date, the Owner may designate the Annuity Income Option under which Annuity Payments are to be made. If the Owner does not select an Annuity Income Option by the Maturity Date, monthly Annuity Payments will be made to the Owner (i) for the life of the Annuitant or (ii) until the sum of the monthly Annuity Payments made under the Contract equals the Account Value on the Maturity Date, whichever is longer (Annuity Income Option 1). Except with the consent of Charter or as otherwise required by state law, Annuity Income Options are not available if the Account Value is less than $2,500 and is insufficient to produce monthly payments of at least $100. In such cases, the Account Value will be paid in a lump sum by Charter.
     Subject to the exceptions discussed above, three Annuity Income Options are available under the Contract. In addition, an Owner may select any other Annuity Income Option which is offered to Owners by Charter on the Maturity Date of the Contract. Information concerning the availability of additional Annuity Income Options, if any, will be provided prior to the time an Annuity Income Option has to be selected.

     The following Annuity Income Options currently are available:

     Option 1. Life Annuity with Installment Refund - Monthly Annuity Payments will be made to the Owner (i) for the life of the Annuitant or
(ii) until the sum of the monthly Annuity Payments made under the Contract equals the Account Value on the Maturity Date, whichever is longer. If the Owner dies before the sum of the monthly Annuity Payments made equals the Account Value on the Maturity Date, the remaining Annuity Payments will be made to the Beneficiary designated by the Owner. See "DISTRIBUTIONS UNDER THE CONTRACT -- Beneficiary Provisions."


     Option 2. Joint and Survivor Life Annuity with Installment Refund Monthly Annuity Payments will be made to the Owner under the Contract (i) for as long as either the Annuitant or the Joint Annuitant is living or
(ii) until the sum of the monthly Annuity Payments made under the Contract equals the Account Value on the Maturity Date, whichever is longer. If all Owner(s) die before the sum of the monthly Annuity Payments made under the Contract equals the Account Value on the Maturity Date, the remaining Annuity Payments will be made to the Beneficiary designated by the Owner. See "DISTRIBUTIONS UNDER THE CONTRACT --Beneficiary Provisions."

     Option 3. Installments for Life - Monthly Annuity Payments will be made to the Owner for as long as the Annuitant is living. Payments under this option will end with the last payment made prior to the death of the Annuitant. It would be possible under this option for the Owner to receive only one annuity payment if the Annuitant dies prior to the date of the second payment, two if he or she dies before the third annuity payment date, etc.

     At any time before the Maturity Date, the Owner may select Annuity Income Option 1, 2, or 3 or may change a prior selection of an Annuity Income Option by sending Written Notice to Charter. In addition, on the Maturity Date, an Owner may elect to receive Annuity Payments under any other Annuity Income Option made available by Charter.
     Upon selection of Annuity Income Option 2, the Owner must designate a Joint Annuitant. The life of the Joint Annuitant also will be used to determine the duration of Annuity Payments under Annuity Income Option 2. The amount of the monthly Annuity Payments under Annuity Income Option 2 will be determined by the age and sex of both the Annuitant and the Joint Annuitant. Prior to the Maturity Date, the Owner may select a new Joint Annuitant at any time by sending Written Notice to Charter. The Owner may not select a new Joint Annuitant after the Maturity Date.
     In the case of a Contract qualifying as an individual retirement annuity under Section 408(b) of the Code, an Annuity Income Option may not be selected with a Period Certain that will guarantee Annuity Payments beyond the life (or life expectancy) of the Annuitant. See "CERTAIN FEDERAL INCOME TAX CONSEQUENCES -- Tax Status of the Contract."

Maturity Date

     The Owner may specify in the Contract application the Contract Anniversary on which Annuity Payments are to begin. If no Maturity Date is specified in the Contract application, the Maturity Date will be the later of the tenth Contract Anniversary or the Contract Anniversary nearest the Annuitant's 80th birthday.
     In the case of a Qualified Contract, other than an individual retirement annuity qualifying under Section 408(b) of the Code, selection of certain Maturity Dates permissible under the Contract may adversely affect the qualification of the underlying retirement plan for special federal income tax treatment. Potential purchasers of such Qualified Contracts are urged to consult their tax advisers.

     In the case of a Contract qualifying as an individual retirement annuity under Section 408(b) of the Code, other than a Roth IRA, the minimum required distribution must be no later than April 1 of the calendar year following the calendar year in which the Annuitant attains age 70-1/2. See "CERTAIN FEDERAL INCOME TAX CONSEQUENCES -- Tax Status of the
Contract."

     Subject to the preceding discussion, the Owner may advance or defer the Maturity Date at any time while the Annuitant is living. The new Maturity Date chosen by the Owner must be a Contract Anniversary not later than (i) the Contract Anniversary nearest the Annuitant's 80th birthday; or
(ii) ten years from the upcoming Contract Anniversary, whichever is later. A Maturity Date may be changed only by Written Request to Charter prior to the scheduled Maturity Date.

Death Benefit

     If the Annuitant dies prior to the Maturity Date, a Death Benefit will be paid to the Owner as specified in the Contract. No Death Benefit is payable if the Annuitant dies on or after the Maturity Date.
     If the Annuitant dies prior to the Maturity Date, a Death Benefit equal to the greater of (i) the Account Value or (ii) the sum of the Payments made less the sum of any partial surrenders will be paid in a lump sum to the Owner. If the Owner is a natural person, the Owner may elect to continue the Contract and he or she becomes the Annuitant if the deceased Annuitant was not an Owner. The amount of the Death Benefit will be calculated at the price next computed after Charter receives Proof of Death of the Annuitant and will be paid to the Owner within seven days after Charter receives Proof of Death, or as soon thereafter as Charter has sufficient information to make the payment.

Beneficiary Provisions

     The Beneficiary will receive any amounts payable under the Contract if the Beneficiary survives the Owner(s). If no Beneficiary is specified, or if no Beneficiary survives the Owner by 30 days, the estate of the Owner will receive any remaining amounts payable under the Contract.
     While the Annuitant is living, the Owner may change the Beneficiary or Beneficiaries by sending Written Notice to Charter. Once the notice is received by Charter, the change will take effect as of the date the Written Notice was signed. Charter will not be liable for any payment made or other action taken before such Written Notice was received and recorded by Charter at its Home Office. A Beneficiary named irrevocably may not be changed without written consent of such Beneficiary. The interest of any Beneficiary is subject to the rights of any assignee. See "THE CONTRACT Assignment of Contract."

Death of Owner

     In the case of a Nonqualified Contract in which the Owner or any Joint Owner (i) is a natural person, (ii) is not the Annuitant, and (iii) dies before the Maturity Date and prior to the Annuitant's death, the Death
Benefit provisions described above do not apply.   The Account Value will
be paid in a lump sum no later than five years following the date of the Owner's death to the Joint Owner, if applicable; otherwise to the Beneficiary. See "THE CONTRACT --Contract Ownership." The Account Value will be calculated at the price next computed after Charter receives Proof of Death of the Owner. If the Joint Owner, if applicable, or the Beneficiary is the surviving spouse of the Owner, he or she may elect to continue the Contract as if he or she were the original Owner.

Employment-Related Benefit Plans

     In 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity payments provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. The Contract described in this Prospectus contains Annuity Payment rates for certain Annuity Income Options that distinguish between men and women.
Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a Contract may be purchased.

                          CHARGES AND DEDUCTIONS

     No commissions or sales charges are deducted from Payments invested in the Contract or from amounts payable to the Owner upon full or partial surrender of the Contract. Charter pays distribution expenses out of its own funds.

     As more fully described below, certain charges and deductions will be made in connection with the Contract to compensate Charter for (i) providing the Annuity Payments, (ii) assuming certain risks in connection with the Contract, and (iii) administering the Contract. In the event that there are profits from fees and charges deducted under the Contract, including but not limited to mortality and expense risk charges, such profits could be used to finance the distribution of the Contracts.

Mortality and Expense Risk Charge

     Charter deducts a daily charge from the Account Value for certain mortality and expense risks in connection with the Contracts. A daily rate of .000010997 of the value of net assets in each Subaccount attributable to the Contracts is charged currently, which corresponds to an annual rate of
 .40%. Charter reserves the right at any time to increase the Mortality and Expense Risk Charge to .70%, which corresponds to a daily rate of
 .000019245, the maximum set forth in the Contract. The Mortality and Expense Risk Charge is applicable only during the period from the Effective Date to the Maturity Date and is not imposed against the General Account. This charge is reflected in the Investment Experience Factor for the Contracts for each Subaccount. The Account Value and Annuity Payments are not affected by changes in actual mortality experience or by actual
expenses         .  The mortality risks          arise from the contractual
obligations to pay Death Benefits prior to the Maturity Date and to make Annuity Payments for the entire life of the Annuitant (or, in the case of Annuity Income Option 2, the entire life of the Annuitant and the Joint Annuitant). Thus, an Owner is assured that neither the Annuitant's longevity (or, in the case of Annuity Income Option 2, the Annuitant's and the Joint Annuitant's longevity) nor an improvement in life expectancy in general which is greater than expected, will have an adverse effect on the Annuity Payments; this eliminates the risk of outliving the funds accumulated for retirement in instances in which the Contract is purchased to provide funds for retirement.

     The expense risk is the risk that the actual expenses involved in administering the Contracts, including Contract maintenance costs, administrative costs, mailing costs, data processing costs, and costs of other services may exceed the amount recovered from any administrative charges.

Contract Administration Charge

     Charter has primary responsibility for the administration of the Contract and the Variable Account. Pursuant to the Agreement, Charter will enter into an administrative services agreement with Allstate whereby Allstate, or an affiliate, will provide administrative services to the Separate Account and the Contracts. Administrative expenses for the Contracts include expenses with respect to (i) processing applications, Contract changes, tax reporting, cash surrenders, death claims, and initial and subsequent Payments; (ii) annual and semiannual reports to Owners and regulatory compliance reports; and (iii) overhead costs. A daily charge is deducted from the Account Value for incurring administrative expenses in connection with the Contract and the Variable Account. A daily rate of
 .000008248 of the value of net assets in each Subaccount attributable to the Contracts is charged; this corresponds to an annual rate of .30%. The Contract Administration Charge is applicable only during the period from the Effective Date to the Maturity Date and is not imposed against the General Account. This charge is reflected in the Investment Experience Factor for the Contracts for each Subaccount.

Records Maintenance Charge

     Currently, no charge is being imposed for records maintenance. The Contract, however, permits Charter to deduct a maximum amount of $40 from the Account Value for each Contract at the beginning of each Contract Year to reflect the cost of performing records maintenance for the Contracts.
If this charge were imposed it would be deducted proportionately from each of the Subaccounts and each of the Declaration Period(s) in the General Account (on a first-in, first-out basis within each Declaration Period) in which the Owner has funds allocated. The Records Maintenance Charge, if deducted, would apply only during the period from the Effective Date to the Maturity Date and would not be prorated if the Owner surrendered the Contract during a Contract Year.

Premium Taxes

     Most states and political subdivisions do not assess premium taxes. Where state premium taxes are assessed, Charter will deduct the amount of tax due from each Payment at rates ranging from a minimum of .5% to a maximum of 3.5%. Any premium taxes levied by political subdivisions will likewise be deducted from Payments; such taxes are generally at rates of less than 1%.
     On an initial Payment or an Additional Payment in which the premium tax exceeds 3.5% of the Payment, Charter will accept the Payment only if the Owner provides written authorization allowing the deduction from the Account Value of the applicable premium tax after receiving notice of such tax.

Other Taxes

     No charges currently are made against the Variable Account for federal, state, or local taxes other than premium taxes. Should Charter determine that any such taxes may be imposed with respect to the Variable Account, Charter may deduct such taxes from amounts held in the Variable Account. See "CERTAIN FEDERAL INCOME TAX CONSEQUENCES -- Taxation of Charter."

Transfer Charges

     Currently, no charge is being imposed for transfers among Subaccounts. The Contract, however, permits the deduction of $10 from each Subaccount from which funds are transferred for the third and each subsequent transfer request made by the Owner during a Contract Year. For the purpose of determining whether a transfer charge is payable, initial allocations of Payments are not considered transfers, nor are transfers of amounts among Declaration Periods within the General Account or transfers to any Subaccount(s) at the end of a Declaration Period. All transfer requests made at the same time will be treated as one request. No transfer charges will be imposed for transfers which are not at the Owner's request. The transfer charge described above may be imposed at any time. See "THE CONTRACT -- Transfers."


Charges Against the Fund

     Scudder Kemper Investments, Inc. provides investment advisory services for the Portfolios under the investment advisory agreements between the Fund, on behalf of the Portfolios, and the Adviser. The Fund is responsible for all of its other expenses. The net assets of the Variable Account will reflect deductions in connection with the investment advisory fee and other expenses incurred by the Fund. The investment advisory fees differ with respect to each of the Portfolios. See "SCUDDER VARIABLE LIFE INVESTMENT FUND." For more information concerning the investment advisory fee and other charges against the Portfolios, see the prospectus for the Fund, a current copy of which is attached to this Prospectus.


                CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following summary is a general discussion of certain of the expected federal income tax consequences of investment in and distributions with respect to a Contract, based on the Code, proposed and final Treasury Regulations thereunder, judicial authority, and current administrative rulings and practice. This summary discusses only certain federal income tax consequences to "United States Persons," and does not discuss state, local, or foreign tax consequences. United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, and trusts or estates that are subject to United States federal income tax regardless of the source of their income. This summary does not discuss the consequences of an exchange of another annuity contract for a Contract or a surrender of another annuity contract to provide funds for investment in a Contract.
Additional information regarding such exchanges or surrenders is contained in the Statement of Additional Information, which is available at no cost to any person requesting a copy by writing to Charter or by calling (800) 242-4402.

     The Qualified Contract was designed for use by retirement plans and individual retirement accounts that qualify for special federal income tax treatment under Section 401(a), 408(a) or 408A of the Code and individuals purchasing individual retirement annuities that qualify for special federal income tax treatment under Section 408(b) or 408A of the Code. Certain requirements must be satisfied in purchasing a Qualified Contract for the plan, account, or annuity to retain its special tax treatment. This summary does not discuss such requirements, and assumes that Qualified Contracts are purchased pursuant to retirement plans or individual retirement accounts, or are individual retirement annuities, that qualify for such special tax treatment. Additionally, because any distribution with respect to a Qualified Contract, other than an individual retirement annuity qualifying under Section 408(b) of the Code, will be made to an entity that is exempt from federal income tax, this summary does not discuss the annuity consequences with respect to Qualified Contracts other than such individual retirement annuities.

     THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. EACH POTENTIAL PURCHASER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISER AS TO THE CONSEQUENCES OF INVESTMENT IN A CONTRACT UNDER FEDERAL AND
APPLICABLE STATE, LOCAL, AND FOREIGN TAX LAWS BEFORE MAKING ANY PAYMENT.

Tax Status of the Contract

     Section 817(h) of the Code provides that in order for a variable contract which is based on a segregated asset account to qualify as an annuity contract under the Code, the investments made by such account must be "adequately diversified" in accordance with Treasury regulations. The Treasury regulations issued under Section 817(h) apply a diversification formula to each of the Subaccounts. The Variable Account, through the Fund and its Portfolios, intends to comply with the diversification requirements of the Treasury regulations. Charter and the Fund have entered into agreements regarding participation in the Fund that require the Fund and its Portfolios to be operated in compliance with the Treasury regulations.
     In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."
     The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating premium payments and contract values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Variable Account. In addition, Charter does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. Charter therefore reserves the right to modify the Contract as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Variable Account.
     The Code also requires that Nonqualified Contracts contain specific provisions for distribution of contract proceeds upon the death of an Owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such Contracts provide that (a) if any Owner dies on or after the Maturity Date and before the entire interest in the Contract has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the Owner's death, or (b) if any Owner dies before the Maturity Date, the entire interest in the Contract must generally be distributed within five years after the Owner's date of death. These requirements will be considered satisfied if the entire interest in the Contract is used to purchase an immediate annuity under which payments will begin within one year of the Owner's death and will be made for the life of the "designated beneficiary" or for a period not extending beyond the life expectancy of the designated beneficiary. Under Section 72(s) the designated beneficiary is the person to whom ownership of the Contract passes by reason of death and must be a natural person in order to take advantage of the exceptions noted. If the designated beneficiary is the Owner's surviving spouse and the Owner dies before the Maturity Date, the Contract may be continued with the surviving spouse as the new Owner. The Nonqualified Contracts contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued, and thus no assurance can be given that the provisions contained in the Contracts satisfy all such Code requirements. The provisions contained in the Nonqualified Contracts will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise. Similar rules apply to Qualified Contracts. See "DISTRIBUTIONS UNDER THE CONTRACT -- Death of Owner."

     Other rules may apply to Qualified Contracts. For qualified plans under Section 401(a) the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the Owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. For qualified plans and IRAs, additional rules apply following the Owner's (or plan participant's) death. Roth IRAs under
Section 408A do not require distributions at any time prior to the Owner's death.

     Natural Persons. With respect to Owners who are natural persons, the Contract should be treated as an annuity contract for federal income tax purposes, the taxation of which is described below. See "CERTAIN FEDERAL INCOME TAX CONSEQUENCES -- Taxation of Annuities."

     Non-natural Persons. Pursuant to Section 72(u) of the Code, an annuity contract held by a taxpayer other than a natural person generally will not be treated as an annuity contract under the Code; accordingly, an Owner who is not a natural person will recognize as ordinary income for a taxable year the excess of (i) the sum of the Account Value as of the close of the taxable year and all distributions under the Contract paid in the taxable year and previous taxable years over (ii) the sum of the Payments paid for the taxable year and any prior taxable year and the amounts includible in gross income for any prior taxable year with respect to the Contract. Section 72(u) of the Code does not apply to (i) a Contract in which the nominal Owner is not a natural person but the beneficial Owner is a natural person, (ii) a Qualified Contract, or (iii) a single-payment annuity the Maturity Date for which is no later than one year from the date of the single Payment and provides for a series of substantially equal periodic payments during the annuity period. Instead, such Contracts are taxed as described below under the heading "Taxation of Annuities."

     Individual Retirement Annuities. In order to qualify as an individual retirement annuity under Section 408(b) of the Code, a Contract must contain certain provisions, including the following; (i) the Owner must be the Annuitant; (ii) the Contract may not be transferable by the Owner, e.g., the Owner may not designate a new Owner or assign the Contract as collateral security; (iii) the total Payments for any Contract Year may not exceed $2,000, unless the portion of such Payments in excess of $2,000 qualifies as a rollover amount or contribution under Section 408(d)(3), 402(c), 403(a)(4), 403(b)(8), 408A(e), 402(a)(5) or 408(d)(3) of the Code;
(iv) Annuity Payments must begin no later than April 1 of the calendar year following the calendar year in which the Annuitant attains age 70-1/2 and meet certain other requirements; (v) an Annuity Income Option with a Period Certain that will guarantee Annuity Payments beyond the life expectancy of the Annuitant and the Beneficiary may not be selected; and (vi) certain payments of Death Benefits must be made in the event the Annuitant dies prior to the distribution of the Account Value; and (vii) the owner's entire interest in the annuity must be nonforfeitable. Contracts intended to qualify as individual retirement annuities under Section 408(b) of the Code contain such provisions.


     Earnings in an IRA are not taxed until distribution. IRA contributions are limited each year to the lesser of $2,000 or 100% of the Owner's adjusted gross income and may be deductible in whole or in part depending on the individual's income and whether the individual is a participant in a qualified plan. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are "rolled over" on a tax-deferred basis into an IRA. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax.


     Roth IRAs. Effective January 1, 1998, section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Roth IRAs are not currently available to Owners. However they may be made available at sometime in the future. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from a conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to the Roth IRA.

     Other Qualified Contracts. A Contract may be purchased by a trust or custodial account that forms a retirement plan qualified under Section 401(a) of the Code or an individual retirement account qualified under
Section 408(a) of the Code. The contributions and benefits in respect of a participant in such a plan or account will be determined by the terms and conditions of the plan or account, rather than the Contract. Charter shall be under no obligation either (i) to determine whether any payment, distribution or other transaction under the Contract complies with the provisions, terms and conditions of such plan or account or of applicable law or (ii) to administer such plan or account, including without limitation any provisions required by the Retirement Equity Act of 1984. The Contract is intended for use by such plans and accounts solely for the accumulation of retirement savings. Adverse tax consequences to the plan or account, the participant or both may result if this Contract is transferred or assigned by the plan or account to any individual as a means to provide benefit payments. A qualified tax adviser should be consulted with respect to the use of the Contract in connection with such a plan or account.

Taxation of Annuities

     The discussion below applies only to those Contracts that qualify as annuity contracts for federal income tax purposes.

     In General. Section 72 of the Code governs taxation of annuities in general. An Owner of a Contract should not be taxed on increases in the Account Value until distribution occurs either in the form of amounts received in partial or full surrender or as Annuity Payments under the Annuity Income Option selected. The taxable portion of any such distribution generally will be taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Account Value (including assignment prior to the Maturity Date of an Owner's right to receive Annuity Payments) generally will be treated as a distribution in the amount of such portion of the Account Value. Any such deemed distribution generally will be taxable in an amount equal to the excess (if any) of the Account Value immediately before the distribution is deemed to occur over the Investment in the Contract at such time. Additionally, when an Owner designates a new Owner prior to the Maturity Date without receiving full and adequate consideration, the old Owner generally will be treated as receiving a distribution under the Contract in an amount equal to the excess (if any) of the Account Value at the time of such designation over the Investment in the Contract at such time. Additionally, the assignment prior to the Maturity Date of an Owner's right to receive Annuity Payments without full and adequate consideration generally will be treated as a distribution under the Contract in an amount equal to the excess of the Account Value at the time of such assignment over the Investment in the Contract at such time; any such deemed distribution will be taxable in full.


     Partial and Full Surrenders. In the case of a partial surrender under a Nonqualified Contract, the amount received generally will be taxable in an amount equal to the excess (if any) of the Account Value immediately before the surrender over the Investment in the Contract at such time. In the case of a partial surrender under a Qualified Contract, generally a portion of the amount received, based on the ratio of the Investment in the Contract to the Account Value, will be includible in the recipient's taxable income. In the case of a full surrender under a Nonqualified or Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Investment in the Contract. In the case of a Qualified Contract (i) the Investment in the Contract may be zero and (ii) certain surrenders will not be taxed if they qualify under Section 402(c), 403(a)(4), 403(b)(8) or 408(d)(3) of the Code as rollover contributions to certain retirement plans and individual retirement arrangements.

     Annuity Payments. Generally, a portion of each of the Annuity Payments will be includible in the taxable income of the recipient. There is, in general, no tax on the portion of each Annuity Payment that bears the same ratio to the amount of such Annuity Payment as the Investment in the Contract on the Maturity Date bears to the total "Expected Return" under the Contract as of the Maturity Date; the remainder of each Annuity Payment is taxable. Once the aggregate amount received under the Contract on or after the Maturity Date that was excluded from gross income equals the Investment in the Contract on the Maturity Date, any additional Annuity Payments will be included in gross income in their entirety. If, after the Maturity Date, Annuity Payments cease by reason of the death of the Annuitant, the excess (if any) of the Investment in the Contract as of the Maturity Date over the aggregate amount of Annuity Payments received on or after the Maturity Date that was excluded from gross income is allowable as a deduction for the last taxable year of the Annuitant.

     Investment in the Contract. "Investment in the Contract" means (i) the aggregate amount of any Payments paid by or on behalf of the recipient or deemed recipient minus (ii) the aggregate amount received under the Contract which was excluded from the gross income of the recipient or deemed recipient (except that the amount of any loan secured by a Contract will be disregarded to the extent such amount is excluded from gross income) plus (iii) the amount of any loan secured by a Contract to the extent that such amount is included in the gross income of the Owner.

     Penalty Taxes. In the case of a deemed distribution under a Nonqualified Contract resulting from a pledge, assignment, or agreement to pledge or assign; a surrender of a Nonqualified Contract; or an Annuity Payment with respect to a Nonqualified Contract, there may be imposed on the taxpayer a federal penalty tax equal to 10% of the amount of the distribution (or deemed distribution) that is includible in gross income. The penalty tax generally will not apply to any distribution (i) made on or after the date on which the taxpayer attains age 59-1/2; (ii) made as a result of the death of the Owner; (iii) attributable to the disability of the taxpayer; or (iv) which is part of a series of substantially equal periodic payments made (not less frequently than annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his beneficiary. Similar penalties apply to Qualified Contracts. In addition, if a minimum distribution is required under a Qualified Contract as a result of the Annuitant's death or attainment of age 70-1/2, a 50% excise tax will apply to the portion of any such required minimum distribution that is not actually distributed. In the case of Qualified Contracts, penalty taxes or other adverse tax
consequences may result if excess contributions are made          or in
certain other circumstances.

     Transfer of Ownership. A transfer of ownership of a Contract or assignment of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer or assignment of a Contract should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

     Withholding. The portion of any distribution under a Contract that is includible in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld. Election forms will be provided at the time distributions are requested or made. "Eligible rollover distributions" from section 401(a) plans and section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, except certain distributions such as distributions required by the Code or distributions in a specified annuity form. The 20% withholding does not apply, however, if the Owner chooses a "direct rollover" from the plan to another tax-qualified plan or IRA.

     Multiple Contracts. All nonqualified deferred annuity contracts entered into after October 21, 1988, that are issued by Charter (or its affiliates) to the same Contract Owner during any calendar year will be treated as one annuity contract for purposes of determining the amount includible in gross income under Section 72(e) of the Code. The Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity contracts or otherwise. There may also be other situations in which the Treasury may conclude that it would be appropriate to aggregate two or more annuity contracts purchased by the same Owner. Accordingly, an Owner should consult a competent tax adviser before purchasing more than one annuity contract.

     Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of the death of the Owner or the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract, as described above, or (ii) if distributed under an Annuity Option, they are taxed in the same manner as Annuity Payments, as described above. For these purposes, the investment in the Contract is not affected by the Owner's or Annuitant's death. That is, the investment in the contract remains the amount of any purchase payments paid which were not excluded from gross income.

     Tax Legislation. Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. For instance, the President's 1999 Budget Proposal recommended legislation that, if enacted, would adversely modify the federal taxation of the Contracts. It is also possible that any change could be retroactive (that is, effective prior to the date of the change). A tax adviser should be consulted with respect to legislative developments and their effect on the Contract.

Taxation of Charter

     At the present time, Charter makes no charge to the Variable Account for any Federal, state or local taxes that it incurs which may be attributable to such Account or to the Contracts. Charter, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Variable Account or to the Contracts.

                             GENERAL PROVISIONS

The Contract

     The Contract, its endorsements, riders, and the Contract application constitute the entire contract between Charter and the Owner. Only the President, a Vice President, the Secretary, or an Assistant Secretary of Charter is authorized to change or waive the terms of a Contract. Any change or waiver must be in writing and signed by one of those persons. Deferment of Payment and Transfers

     Payment of any amount due from the Variable Account with respect to a surrender, the Death Benefit, or the death of the Owner of a Nonqualified Contract generally will occur within seven days from the date Written Notice is received, except that Charter may be permitted to defer such payment if: (i) the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted;
(ii) an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or (iii) the SEC permits a delay for the protection of Owners. In addition, transfers of amounts from the Subaccounts may be deferred under these circumstances.

     Payments and Transfers from the General Account. Charter anticipates that payments and transfers from the General Account will occur within seven business days after receipt. In accordance with state insurance law to the extent any payments are to be made from the General Account, such payments may be postponed for up to six months in certain circumstances.

     Payment Not Honored by Bank. Any Payment which is derived, all or in part, from any amount paid to Charter by check or draft may be postponed until such time as Charter determines that such instrument has been honored.

Contract Expiration

     The Contract will expire and be of no effect when the Account Value is insufficient to cover deductions for the Mortality and Expense Risk Charge, the Contract Administration Charge, any Records Maintenance Charge which may be imposed, and transfer charges, if any.

Misstatement of Age or Sex

     If the Annuitant's age or sex (and/or the Joint Annuitant's age or sex, if Annuity Income Option 2 is selected) has been misstated on the application, Charter will recalculate the Annuity Payments to reflect the calculations that would have been made had the Annuitant's age and sex (and/or the Joint Annuitant's age and sex, if Annuity Income Option 2 is selected) been correctly stated.


Nonparticipating Contract

     The Contract does not participate in the divisible surplus of Charter. No dividends are payable on the Contract.

Written Notices and Requests; Owner Inquiries

     Any Written Notice or Written Request required to be sent to Charter should be sent to 8301 Maryland Avenue, St. Louis, Missouri 63105. Any notice or request must be on the required form provided by Charter and contain such information as Charter requires to process such notice or request, including the Contract number and the Owner's full name and signature. Any notice sent by Charter to an Owner will be sent to the address shown in the application unless a Written Notice of an address change has been filed with Charter. All Owner inquiries should be addressed to Charter at its Home Office or made by calling (800) 242-4402 and should include the Contract number and the Owner's full name.

Records and Reports

     Charter anticipates entering into an administrative services agreement ("Services Agreement") with Allstate on or about May 31, 1998, pursuant to which Allstate, or its designee, will provide the administrative services in connection with the Contracts and the Variable Account on behalf of Charter. (See "Services Agreement," p. 52) At the end of each calendar quarter, Allstate, or its designee, on behalf of Charter, will send Owners, at their last known address of record, statements listing the Account Value, additional Payments, transfers, any charges, and any partial surrenders made during the year. Owners will also be sent annual and semiannual reports for the Fund, which will include a list of the securities held by each Portfolio as of the current date of the report to the extent required by the 1940 Act.



Year 2000 Disclosure

     Like all financial services providers, Charter, Allstate and its affiliates utilize systems that may be affected by Year 2000 transition issues and rely on service providers including banks, custodians, administrators and investment managers that also may be affected. Charter, Allstate and its affiliates have developed and are in the process of implementing a Year 2000 transition plan, and are confirming that its service providers are also engaged. The resources that are being devoted to this effort are substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on Charter, Allstate and its affiliates. However, as of the date of this prospectus, it is not anticipated that contract owners will experience negative effects on their investment, or on the services provided in connection therewith, as a result of Year 2000 transition implementation. Charter, Allstate and its affiliates currently anticipate that their systems will be Year 2000 compliant on or about December 1998, but there can be no assurance that Charter, Allstate or its affiliates will be successful, or that interaction with other service providers will not impair Charter, Allstate or its affiliates services at that time.


                               SERVICES AGREEMENT

     Charter anticipates entering into an administrative services agreement ("Services Agreement") with Allstate on or about May 31, 1998, pursuant to which Allstate, or its designee, will provide the administrative services in connection with the Contracts and the Variable Account on behalf of Charter. Included among such services will be premium payment processing, all transfer, withdrawal or surrender requests, preparation of records (including records of all purchases and redemption of the shares of each portfolio) and reports relating to the Variable Account and the Contracts. In addition Allstate will be responsible for payment of all expenses in connection with the Contract and Separate Account. Allstate's principal address is 3100 Sanders Road, Northbrook, Illinois 60062. However, at this time there will be no changes to the address or phone numbers that You are currently using.

                         DISTRIBUTION OF THE CONTRACT

     The principal underwriter of the Contracts is CNL. CNL is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934, as amended (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. The principal address of CNL is 8301 Maryland Avenue, St. Louis, Missouri 63105.

     For its services as Principal Underwriter, Charter pays to CNL, on a monthly basis, .50% of new and additional Payments for the Contracts. Charter and CNL have also entered into a general expense reimbursement agreement for expenses incurred by CNL in connection with distribution expenses relating to the offering of the Contracts and other variable annuity and variable life insurance contracts issued by Charter. Commissions relating to the sale of the Contracts totaling $238,447.78, $230,970.90 and $189,809.18 were paid by Charter to CNL in 1997, 1996 and
1995, respectively.

     CNL has contracted with Scudder Investor Services, Inc. ("Scudder") for Scudder's services in connection with the distribution of the Contracts. Scudder is registered with the SEC as a broker-dealer under the 1934 Act and is a member of the National Association of Securities Dealers, Inc. Individuals directly involved in the sale of the Contracts are registered representatives of Scudder and licensed agents of Charter. The principal address of Scudder is Two International Place, Boston, Massachusetts 02110-4103.
     CNL is doing business under the following names in the states indicated: CNL Insurance Marketing, Inc. in California, Florida, Minnesota, Montana, New Hampshire, and New Jersey; CNL Insurance & Financial Services, Inc. in Illinois, Kentucky, Maine, Maryland, Nevada, Rhode Island, and Utah; and CNL, Inc. of Missouri in Vermont.
     The Contracts will be offered to the public on a continuous basis.
         Both CNL and Scudder reserve the right to discontinue the offering at any time.

                            VOTING RIGHTS

     To the extent required by law, Charter will vote the Fund's shares held in the Variable Account at regular and special shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result Charter determines that it is permitted to vote the Fund's shares in its own right, it may elect to do so.
     The number of votes that an Owner has the right to instruct will be calculated separately for each Subaccount. The number of votes for each Subaccount that an Owner has the right to instruct will be determined by dividing a Contract's value in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. Fractional shares will be counted. The number of votes of a Portfolio that the Owner has the right to instruct will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited by written communications prior to that meeting in accordance with procedures established by the Fund.
     Charter will vote shares of the Fund as to which no timely instructions are received in proportion to the voting instructions which are received with respect to all variable annuity contracts (including the Contracts) issued by Charter and participating in that Portfolio. Charter also will vote shares it owns that are not attributable to variable annuity contracts in the same proportion.
     Separate accounts of other insurance companies, including insurance companies affiliated with Charter, may also invest premiums for variable life and variable annuity contracts in the Fund. It is to be expected that Fund shares held by those separate accounts will be voted according to the instructions of the owners of those variable life and variable annuity contracts. This will dilute the effect of the Owners' voting instructions. Charter does not see any disadvantages to this dilution.
     Each person having a voting interest in a Subaccount will receive proxy material, reports, and other materials relating to the appropriate Portfolio.

                           LEGAL PROCEEDINGS

     The Company and its subsidiaries, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are not pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account or the Company.

                          ADDITIONAL INFORMATION

     A registration statement has been filed with the SEC under the Securities Act of 1933, as amended and the 1940 Act with respect to the Contract offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement to all of which reference is made for further information concerning the Variable Account, Charter, and the Contract offered hereby. Statements contained in this Prospectus as to the contents of the Contract and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

                             TABLE OF CONTENTS FOR
                       STATEMENT OF ADDITIONAL INFORMATION

                                                            Prospectus
                                                 Page       Reference*

STATE REGULATION OF CHARTER                        1

CERTAIN FEDERAL INCOME TAX
   CONSEQUENCES OF CERTAIN
   EXCHANGES AND SURRENDERS                        1            41

SAFEKEEPING OF THE VARIABLE
   ACCOUNTS ASSETS                                 1

SERVICES AGREEMENT                                 1            52

CALCULATION OF YIELDS
   AND TOTAL RETURNS                               2            13
     Money Market Subaccount Yields                2
     Other Subaccount Yields                       3
     Total Returns                                 4
     Effect of the Records Maintenance
        Charge on Performance Data                 5

OTHER PERFORMANCE DATA                             5            14
     Cumulative Total Returns                      5
     Comparison of Performance and
        Expense Information                        6

LEGAL MATTERS                                      7            53

INDEPENDENT ACCOUNTANTS                            7

FINANCIAL STATEMENTS                               8            11

     * The corresponding section headings may be found in the Prospectus at the pages indicated.






                           CHARTER NATIONAL
                      VARIABLE  ANNUITY  ACCOUNT


                            STATEMENT  OF
                       ADDITIONAL  INFORMATION
                     FOR  THE  FLEXIBLE  PREMIUM
                     VARIABLE  DEFERRED  ANNUITY


                             Offered by


                         CHARTER  NATIONAL
                     LIFE  INSURANCE  COMPANY

                    (A Missouri Stock Company)
                        8301 Maryland Avenue
                     St. Louis, Missouri  63105



     This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Flexible Premium Variable Deferred Annuity (the "Contract") offered by Charter National Life Insurance Company. You may obtain a copy of the Prospectus dated May 1, 1998, by calling (800) 225-2470, or writing to Scudder Investment Services, Inc., Two International Place, Boston, Massachusetts 02110-4103. Terms used in the current Prospectus for the Contract are incorporated in this Statement.


     THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACT.


                        Dated  May 1, 1998

                             TABLE OF CONTENTS

                                                         Prospectus
                                                  Page   Reference*

STATE REGULATION OF CHARTER                        1

CERTAIN FEDERAL INCOME TAX CONSEQUENCES
 OF CERTAIN EXCHANGES AND SURRENDERS               1        41

SAFEKEEPING OF THE VARIABLE ACCOUNT'S ASSETS       1

SERVICES AGREEMENT                                 1        52

CALCULATION OF YIELDS AND TOTAL RETURNS            2        13
     Money Market Subaccount Yields                2
     Other Subaccount Yields                       3
     Total Returns                                 4
     Effect of the Records Maintenance Charge
       on Performance Data                         5

OTHER PERFORMANCE DATA                             5        14
     Cumulative Total Returns                      5
     Comparison of Performance and Expense
       Information                                 6

LEGAL MATTERS                                      7        53

INDEPENDENT ACCOUNTANTS                            7

FINANCIAL STATEMENTS                               8        11


* The section headings corresponding to those contained herein may be found in the Prospectus at the pages indicated.



     In order to supplement the description in the Prospectus, the following provides additional information about Charter and the Contract which may be of interest to an Owner.

                         STATE REGULATION OF CHARTER

     Charter is a stock life insurance company organized under the laws of Missouri, and is subject to regulation by the Missouri State Department of Insurance. Quarterly statements are filed with the Missouri Director of Insurance covering the operations and reporting on the financial condition of Charter. Periodically, the Missouri Director of Insurance examines the financial condition of Charter, which examination includes the liabilities and reserves of the Variable Account and other separate accounts of which Charter is the depositor.

     In addition, Charter is subject to the insurance laws and regulations of all the states in which it is licensed to operate. The availability of the Contract and certain contract rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the Contract will be modified accordingly.

                  CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF
                      CERTAIN EXCHANGES AND SURRENDERS

     Under Section 1035 of the Code, generally no gain or loss is recognized on a qualifying exchange of an annuity contract for another annuity contract. A direct exchange of an annuity contract for a Contract should qualify as an exchange under Section 1035 of the Code. There are, however, certain exceptions to this rule. Moreover, although the issue is not free from doubt, certain surrenders under an annuity contract followed by an investment in the Contract also may qualify as exchanges under
Section 1035 of the Code. Due to the uncertainty of the rules regarding the determination of whether a transaction qualifies under Section 1035 of the Code, prospective purchasers are urged to consult their own tax advisers.

     In addition to being nontaxable events, certain exchanges qualifying under Section 1035 of the Code may also result in a carry-over of the federal income tax treatment of the old annuity contract to the new annuity contract. Due to the complexity of the rules regarding the proper treatment of an exchange qualifying under Section 1035 of the Code, however, prospective purchasers are urged to consult their own tax advisers.

             SAFEKEEPING OF THE VARIABLE ACCOUNT'S ASSETS

     Charter holds the assets of the Variable Account. The assets are kept segregated and held separate and apart from the general funds of
Charter.    >       A blanket fidelity bond in the amount of  $10,000,000
covers all of the officers and employees of Charter.

                          SERVICES AGREEMENT

     On February 11, 1998 Charter and Leucadia entered into an agreement ("the Agreement") with Allstate Life Insurance Company ("Allstate") pursuant to which Allstate and Charter will enter into a coinsurance agreement reinsuring all of Charter's rights, liabilities and obligations with respect to the Contracts. The Agreement also provides that Allstate and Charter will enter into an administrative services agreement ("Services Agreement") pursuant to which Allstate, or its designee, will provide the administrative services in connection with the Contracts and the Variable Account on behalf of Charter. Included among such services will be premium payment processing, all transfer, withdrawal or surrender requests, preparation of records (including records of all purchases and redemption of the shares of each portfolio) and reports relating to the Variable Account and the Contracts. As compensation for its services, Allstate will retain the charges deducted from Separate Account or Contract Values but will be responsible for payment of all expenses in connection with the Contract and the Separate Account. Allstate's principal adddress is 3100 Sanders Rd., Northbrook, Illinois 60062.

                  CALCULATION OF YIELDS AND TOTAL RETURNS

     From time to time, Charter may disclose historic performance data for the Subaccounts, including yields, standard annual total returns and other nonstandard measures of performance. Such performance will be computed, or accompanied by performance data computed in accordance with the standards defined by the Securities and Exchange Commission. Because of the charges and deductions imposed under a Contract, the yield for the Subaccounts will be lower than the yield for their respective Portfolios. Also, because of differences in Variable Account charges for different variable annuity contracts invested in the Variable Account, the yields, total returns and other performance data for the Subaccounts will be different for the Contract than for such other variable annuity contracts. The calculations of yields, total returns and other performance data do not reflect the effect of any premium tax that may be applicable to a particular Contract. Most states and political subdivisions do not assess premium taxes. Where state premium taxes are assessed, Charter will deduct the amount of tax due from each payment at rates ranging from a minimum of .5% to a maximum of 3.5%. Any premium taxes levied by political subdivisions will likewise be deducted from payments; such taxes are generally at rates of less than 1%.

     The performance data for periods prior to the date the Subaccounts commenced operations is based on the performance of the Scudder Variable Life Investment Fund's Portfolios and the assumption that the Subaccounts were in existence for the same periods as the Fund's Portfolios with a level of charges equal to those currently assessed against the Subaccounts. Portfolios and Subaccounts commenced operations as indicated:

     Subaccount/Portfolio     Subaccount     Portfolio
     Money Market             October, 1988  July, 1985
     Bond                     October, 1988  July, 1985
     Balanced                 October, 1988  July, 1985
     Capital Growth           October, 1988  July, 1985
     International            October, 1988  May, 1987
     Growth and Income        May, 1994      May, 1994
     Global Discovery         May, 1996      May, 1996

Money Market Subaccount Yields

     Based on the method of calculation described below, the Current Yield and Effective Yield on amounts held in the Money Market Subaccount for the seven-day period ending December 31, 1997, were as follows:

               Current Yield   = 4.61%

               Effective Yield = 4.71%


     The Current Yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Contract having a balance of 1 unit of the Money Market Subaccount at the beginning of the period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365 day basis. The net change in account value reflects (i) net income from the Portfolio attributable to the hypothetical account and (ii) charges and deductions imposed under the Contract which are attributable to the
hypothetical  account.    The  charges and deductions include the per unit
charges for the hypothetical account for the Administration Charge and the Mortality and Expense Risk Charge. Current Yield is calculated according to the following formula:

          Current Yield = ((NCS - ES) / UV)  x  (365 / 7)

     The Company may also disclose the Effective Yield of the Money Market Variable Account for the same seven-day period, determined on a compounded basis. The seven-day Effective Yield is calculated by compounding the unannualized base period return according to the following formula:

   Effective Yield = (1 + ((NCS - ES) / UV))(to the power of 365/7) - 1

Where, for both formulas:

NCS   =   The net change in the value of the Portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of one Subaccount unit under a Contract.

ES   =    Per unit expenses of the Subaccount for the Contracts for the seven-day period.
UV   =    The unit value for a Contract on the first day of the seven-day period.

     The Current and Effective Yield on amounts held in the Money Market Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Subaccount's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity, the types and quality of portfolio securities held, and the operating expenses.

Other Subaccount Yields

     Based on the method of calculation described below, for the thirty-day period ending December 31, 1997, the Yield for the Bond Subaccount was as follows:

                       Yield = 5.53%

     The 30-Day Yield refers to income generated by the Bond Subaccount over a specific 30-day period. Because the yield is annualized, the yield generated during the 30-day period is assumed to be generated each 30-day
period over a 12-month period.  The yield is computed by:   (i)  dividing
the net investment income of the Portfolio attributable to the Subaccount units less Subaccount expenses attributable to the Contracts for the period, by (ii) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period, by (iii) compounding that yield for a 6-month period, and by (iv) multiplying that result by 2. Expenses attributable to the Bond Subaccount for the Contracts include the Administration Charge and the Mortality and Expense Risk Charge. The 30-Day Yield is calculated according to the following formula:

 30-Day Yield  =  2 x ((((NI -ES) / (U x UV)) + 1)(to the power of 6)- 1)

Where:

NI   =   Net income of the portfolio for the 30-day period attributable to the Subaccount's units.
ES   =   Expenses of the Subaccount for the Contracts for the 30-day
         period.
U    =   The average daily number of units outstanding attributable to the
         Contracts.
UV   =   The unit value for a Contract at the close (highest) of the last day in the 30-day period.

     The 30-Day Yield on amounts held in the Bond Subaccount normally will
fluctuate over time.   Therefore, the disclosed yield for any given past
period is not an indication or representation of future yields or rates of
return.   The Bond Subaccount's actual yield is affected by the types and quality of portfolio securities held by the Portfolio, and its operating expenses.

Total Returns

     Based on the method of calculation described below, the Average Annual Total Returns for the Subaccounts for the periods ending December 31, 1997, were as follows:


                Inception of  Inception of  One Year       Five Year
              the Subaccount the Portfolio  Period Ending  Period Ending
Subaccount    to 12/31/97    to 12/31/97    12/31/97       12/31/97
Money Market*     4.57%         4.75%         4.52%           3.71%
Bond              7.74%         7.63%         8.33%           6.48%
Balanced         11.76%        11.57%        23.34%          12.33%
Capital Growth   15.05%        14.87%        34.81%          17.20%
International    11.28%         8.97%         8.30%          12.90%
Growth and Income** 23.13%     23.13%        29.56%           N/A
Global Discovery***  9.97%      9.97%        11.60%           N/A


* The Yield quotations for the Money Market Subaccount quoted above more closely reflect the current earnings of this subaccount than the total return quotations.

**   Five Year Average Annual Total Returns are not applicable for the
Growth and Income Subaccount as it commenced operation on May 1, 1994.
***          Five Year Average Annual Total Returns are not applicable for the Global Discovery Subaccount as it commenced operation on May 1, 1996.

     Charter may disclose Total Returns for one or more of the Subaccounts for various periods of time. One of the periods of time will include the period measured from the date the Subaccount commenced operations. When a Subaccount has been in operation for 1, 5 and 10 years, respectively, the Total Return for these periods will be provided. Total Returns for other periods of time may, from time to time, also be disclosed.

     Total Returns for a Contract represent the average annual compounded rates of return that would equate a single investment of $1,000 to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which Total Return quotations are provided will be for the most recent month end practicable, considering the type and media of the communication, and will be stated in the communication.

     Total Returns will be calculated using Subaccount Unit Values which Charter calculates on each Valuation Date based on the performance of the Subaccount's underlying Portfolio, and the deductions for the Mortality and Expense Risk Charge, the Contract Administration Charge and (for periods prior to January 25, 1991) the Records Maintenance Charge. The Records Maintenance Charge of $35 per year per Contract was deducted at the beginning of each Contract Year. The Total Return is calculated according to the following formula:

               TR = (ERV / P )(to the power of 1/N) - 1
Where:

TR   =   The average annual total return net of Subaccount recurring charges for the Contracts.
ERV  =   The ending redeemable value of the hypothetical account at the end of the period.
P    =   A hypothetical single payment of $1,000.
N    =   The number of years in the period.

Effect of the Records Maintenance Charge on Performance Data

     The Contract provides for a $40 Records Maintenance Charge to be deducted annually at the beginning of each Contract Year. As a matter of current practice, Charter is not deducting a Records Maintenance Charge. On performance information prior to January 25, 1991, $35 was deducted annually at the beginning of each Contract Year proportionately from each Subaccount based on the value of the amounts in each Subaccount. For purposes of reflecting the Records Maintenance Charge in yield and total return quotations, Charter converted the $35 annual charge into a per dollar per day charge based on the average Account Value of all Contracts on the last day of the period for which quotations were provided and assumed that the charge would be applied to all Contracts. The per dollar per day average charge was then adjusted to reflect the basis upon which the particular quotation was calculated.

The assumed average Records Maintenance Charge was not, except in rare instances, reflective of its actual effect on a particular Contract.

                         OTHER PERFORMANCE DATA

Cumulative Total Returns

     Based on the method of calculation described below, the Cumulative Total Returns for the Subaccounts for the periods ending December 31, 1997, were as follows:


                 Inception of   Inception of  One Year       Five Year
                 the Subaccount the Portfolio Period Ending  Period Ending
Subaccount       to 12/31/97    to 12/31/97   12/31/97       12/31/97
Money Market         51.12%         78.28%        4.52%         20.01%
Bond                 99.15%        150.10%        8.33%         36.94%
Balanced            179.49%        291.34%       23.34%         78.87%
Capital Growth      265.19%        462.99%       34.81%        121.18%
International       168.48%        150.01%        8.30%         83.52%
Growth and Income*  114.68%        114.68%       29.56%           N/A
Global Discovery**   17.18%         17.18%       11.60%           N/A


* Five Year Returns are not applicable for the Growth and Income Subaccount as it commenced operation on May 1, 1994.
**          Five Year Cumulative Total Returns are not applicable for the
Global Discovery Subaccount as it commenced operation on May 1, 1996.

     Charter may disclose Cumulative Total Returns in conjunction with the standard format described above. The Cumulative Total Returns will be calculated using the following formula:

                    CTR = (ERV / P) - 1

Where:

CTR  =   The Cumulative Total Return net of Subaccount recurring charges for the period.
ERV  =   The ending redeemable value of the hypothetical investment at the end of the period.
P    =   A hypothetical single payment of $1,000.

     Charter may also disclose yield and total returns for the Fund's Portfolios, including such disclosure for periods prior to the date the Variable Account commenced operations. For periods prior to the date the Variable Account commenced operations, performance information for the Subaccounts will be calculated based on the performance of the Fund's Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds Portfolios, with the level of Contract charges that were in effect at the inception of the Subaccounts.

     All non-standard performance data will only be disclosed if the standard performance data for the required periods is also disclosed.

Comparison of Performance and Expense Information

     Expenses and performance information for the Contract and each Subaccount may be compared in advertising, sales literature, and other communications to expenses and performance information of other variable annuity products tracked by independent services such as Lipper Analytical Services, Inc. ("Lipper"), Morningstar and the Variable Annuity Research Data Service ("V.A.R.D.S.") which monitor and rank the performance and expenses of variable annuity issuers on an industry-wide basis. From time to time, Charter may also compare using other indices that measure performance, such as Standard & Poors 500 Composite ("S & P 500") or the Dow Jones Industrial Average ("Dow"). Unmanaged indices may assume reinvestment of dividends that generally do not reflect deductions for administrative and management cost and expenses.

                              LEGAL MATTERS

     Sutherland, Asbill & Brennan, L.L.P. of Washington, D.C. has provided advice on certain legal matters relating to the Federal Securities Laws. All matters of Missouri law pertaining to the Contracts, including the validity of the Contract and Charter's authority to issue the Contract under Missouri Insurance Law, have been passed upon by John R. Petrowski, General Counsel of Charter National Life Insurance Company.


                          INDEPENDENT ACCOUNTANTS

     The consolidated financial statements of Charter National Life Insurance Company and Subsidiaries as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997 and the financial statements of the Charter National Variable Annuity Account as of December 31, 1997 and for each of the two years in the period ended December 31, 1997 included in this Registration Statement have been included herein in reliance on the reports of Coopers & Lybrand L.L.P., independent accountants, given on the authority of said firm as experts in accounting and auditing.

                              FINANCIAL STATEMENTS

     The financial statements of Charter, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of Charter to meet its obligation under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.



                       INDEX TO FINANCIAL STATEMENTS
                                    AND
                       FINANCIAL STATEMENT SCHEDULES

                                                                   PAGES

                 CHARTER NATIONAL VARIABLE ANNUITY ACCOUNT

Report of Independent Accountants                                       9
Financial Statements:
  Statement of Assets and Liabilities as of December 31, 1997          10
  Statement of Operations for the year ended December 31, 1997         11
  Statements of Changes in Net Assets for the years ended
    December 31, 1997 and 1996                                      12-13
  Notes to Financial Statements                                     14-17

                  CHARTER NATIONAL LIFE INSURANCE COMPANY

Report of Independent Accountants                                      18
Consolidated Financial Statements:
  Balance Sheets as of December 31, 1997 and 1996                      19
  Statements of Income for the years ended
      December 31, 1997, 1996 and 1995                                 20
  Statements of Changes in Stockholder's Equity for the
    years ended December 31, 1997, 1996 and 1995                       21
  Statements of Cash Flows for the years ended
    December 31, 1997, 1996 and 1995                                22-23
  Notes to Consolidated Financial Statements                        24-41

Report of Independent Accountants on Financial Statement Schedules 42 Consolidated Financial Statement Schedules:
  Schedule IV-Reinsurance as of and for the years ended
    December 31, 1997, 1996 and 1995                                   43
  Schedule V-Valuation and Qualifying Accounts for the
    years ended December 31, 1997, 1996 and 1995                       44


                FINANCIAL STATEMENTS AND SCHEDULES OMITTED

All other schedules are not submitted because they are not required or because the required information is included in the financial statements or notes thereto.

                     REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors
Charter National Life Insurance Company:


We have audited the accompanying statement of assets and liabilities of the Charter National Variable Annuity Account (comprising, respectively the Money Market, Bond, Capital Growth, Balanced, International, Growth and Income and Global Discovery Subaccounts) as of December 31, 1997 and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the management of the Charter National Variable Annuity Account. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held by the custodian as of December 31, 1997. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts comprising the Charter National Variable Annuity Account as of December 31, 1997, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.




COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
March 20, 1998

                             CHARTER NATIONAL VARIABLE ANNUITY ACCOUNT
                                STATEMENT OF ASSETS AND LIABILITIES
                                         December 31, 1997

                                                         Money                     Capital
                                          Total          Market        Bond         Growth
Assets:
Investment in series mutual
  funds, at net asset value
  (cost $393,710,723 in
  total; and $48,177,231,
  $24,255,924, $110,340,981,
  $42,842,274, $66,769,980,
  $88,252,866 and $13,071,467
  for each portfolio, respectively.)   $467,234,067   $48,177,231   $24,493,820   $135,971,876

    Total net asset                    $467,234,067   $48,177,231   $24,493,820   $135,971,876


Net assets:
For variable annuity contracts         $467,234,067   $48,177,231   $24,493,820   $135.971,876

    Total net asset                    $467,234,067   $48,177,231   $24,493,820   $135,971,876





The accompanying notes are an integral part of these financial statements.

                             CHARTER NATIONAL VARIABLE ANNUITY ACCOUNT
                                STATEMENT OF ASSETS AND LIABILITIES
                                         December 31, 1997

                                                                      Growth and      Global
                                         Balanced    International      Income       Discovery

Assets:
Investment in series mutual
  funds, at net asset value
  (cost $393,710,723 in
  total; and $48,177,231,
  $24,255,924, $110,340,981,
  $42,842,274, $66,769,980,
  $88,252,866 and $13,071,467
  for each portfolio, respectively.)   $54,410,500    $76,348,601    $113,382,604    $14,449,435

    Total net asset                    $54,410,500    $76,348,601    $113,382,604    $14,449,435


Net assets:
For variable annuity contracts         $54,410,500    $76,348,601    $113,382,604    $14,449,435

    Total net asset                    $54,410,500    $76,348,601    $113,382,604    $14,449,435






The accompanying notes are an integral part of these financial statements.

                                                 10a

                              CHARTER NATIONAL VARIABLE ANNUITY ACCOUNT
                                       STATEMENT OF OPERATIONS
                                 For the year ended December 31, 1997

                                                      Money                     Capital
                                         Total        Market        Bond         Growth
Investment income:
Dividend income                       $23,118,459   $2,551,734   $1,187,499   $8,482,140
Less administrative expenses and
  mortality and expense risk charges    3,070,595      356,958      135,940      854,396

  Net investment income                20,047,864    2,194,776    1,051,559    7,627,744

Gains (losses) on investments:
Realized gains (losses):
  Proceeds from sales of fund shares  303,588,692  121,517,892    8,564,282   70,393,387
  Cost of fund shares sold            275,204,411  121,517,892    8,646,122   58,811,129

  Net realized gains (losses)          28,384,281            0      (81,840)  11,582,258

Unrealized gains (losses):
  Beginning of year                    43,749,552                  (264,295)  12,022,214
  End of year                          73,523,344                   237,896   25,630,895

  Change in unrealized gains
    and losses                         29,773,792                   502,191   13,608,681

  Net realized and unrealized
    gains on investments               58,158,073                   420,351   25,190,939

  Increase in net assets from
    operations                        $78,205,937   $2,194,776   $1,471,910  $32,818,683

The accompanying notes are an integral part of these financial statements.

                              CHARTER NATIONAL VARIABLE ANNUITY ACCOUNT
                                       STATEMENT OF OPERATIONS
                                 For the year ended December 31, 1997

                                                                      Growth and      Global
                                         Balanced    International      Income       Discovery
Investment income:
Dividend income                         $3,593,916     $1,984,990     $5,248,628      $69,552
Less administrative expenses and
  mortality and expense risk charges       341,804        622,346        658,891      100,260

  Net investment income                  3,252,112      1,362,644      4,589,737      (30,708)

Gains (losses) on investments:
Realized gains (losses):
  Proceeds from sales of fund shares     8,308,141     55,956,572     28,968,135    9,880,283
  Cost of fund shares sold               6,957,505     46,654,039     23,427,148    9,190,576

  Net realized gains (losses)            1,350,636      9,302,533      5,540,987      689,707

Unrealized gains (losses):
  Beginning of year                      6,376,908     12,789,546     12,259,203      565,976
  End of year                           11,568,226      9,578,621     25,129,738    1,377,968

  Change in unrealized gains
    and losses                           5,191,318     (3,210,925)    12,870,535      811,992

  Net realized and unrealized
    gains on investments                 6,541,954      6,091,608     18,411,522    1,501,699

  Increase in net assets from
    operations                          $9,794,066     $7,454,252    $23,001,259   $1,470,991

The accompanying notes are an integral part of these financial statements.

                                            11a

                             CHARTER NATIONAL VARIABLE ANNUITY ACCOUNT
                                STATEMENT OF CHANGES IN  NET ASSETS
                                For the year ended December 31, 1997

                                                              Money                        Capital
                                               Total          Market          Bond         Growth
Changes in assets:
Operations:
  Net investment income                     $20,047,864     $2,194,776     $1,051,559    $7,627,744
  Net realized gains (losses)                28,384,281                       (81,840)   11,582,258
  Change in unrealized gains and losses      29,773,792                       502,191    13,608,681

  Net change from operations                 78,205,937      2,194,776      1,471,910    32,818,683

Capital share transactions:
  Premiums                                   47,487,583     10,336,923      1,528,875     9,079,795
  Records maintenance and
    transfer charges                             (2,169)          (534)           (90)         (686)
  Capital withdrawals                          (518,748)
  Contract claims                            (1,511,626)      (405,520)       (75,279)     (448,730)
    Contract surrenders                     (28,850,270)    (7,848,722)    (1,480,123)   (5,932,659)
  Transfers (to) from general account
    and portfolio transfers, net               (112,741)    (4,238,247)     4,641,993     5,632,341
  Net change from capital share
    transactions                             16,492,029     (2,156,100)     4,615,376     8,330,061

  Total change in net assets                $94,697,966        $38,676     $6,087,286   $41,148,744


Net assets:
Beginning of year                          $372,536,101    $48,138,555    $18,406,534   $94,823,132
End of year                                 467,234,067     48,177,231     24,493,820   135,971,876

  Total change in net assets                $94,697,966        $38,676     $6,087,286   $41,148,744

The accompanying notes are an integral part of these financial statements.

                             CHARTER NATIONAL VARIABLE ANNUITY ACCOUNT
                                STATEMENT OF CHANGES IN  NET ASSETS
                                For the year ended December 31, 1997

                                                                           Growth and       Global
                                               Balanced    International     Income        Discovery
Changes in assets:
Operations:
  Net investment income                      $3,252,112     $1,362,644     $4,589,737      ($30,708)
  Net realized gains (losses)                 1,350,636      9,302,533      5,540,987       689,707
  Change in unrealized gains and losses       5,191,318     (3,210,925)    12,870,535       811,992

  Net change from operations                  9,794,066      7,454,252     23,001,259     1,470,991

Capital share transactions:
  Premiums                                    4,089,100      5,663,171     14,772,184     2,017,535
  Records maintenance and
    transfer charges                               (383)          (476)
   Capital withdrawals                                                                     (518,748)
  Contract claims                              (122,603)      (228,457)      (200,548)      (30,489)
  Contract surrenders                        (2,370,707)    (5,973,316)
(3,854,601)   (1,390,142)
  Transfers (to) from general account
    and portfolio transfers, net                (99,683)   (12,305,989)
7,341,124    (1,084,280)

  Net change from capital share
    transactions                              1,495,724    (12,845,067)
18,058,159    (1,006,124)

  Total change in net assets                $11,289,790    ($5,390,815)
$41,059,418      $464,867


Net assets:
Beginning of year                           $43,120,710    $81,739,416
$72,323,186   $13,984,568
End of year                                  54,410,500     76,348,601
113,382,604    14,449,435

  Total change in net assets                $11,289,790    ($5,390,815)
$41,059,418      $464,867

The accompanying notes are an integral part of these financial statements.

                                                 12a

                         CHARTER NATIONAL VARIABLE ANNUITY ACCOUNT
                            STATEMENT OF CHANGES IN  NET ASSETS
                            For the year ended December 31, 1996

  Money                       Capital
                                        Total         Market           Bond
     Growth
Changes in assets:
Operations:
   Net investment income            $16,026,057    $1,933,490
$1,630,379   $7,481,556
   Net realized gains (losses)       14,284,369
(217,569)   5,325,312
   Change in unrealized gains
      and losses                     13,807,323
(1,120,683)   2,454,349

   Net change in unrealized gains
     from operations                 44,117,749     1,933,490
292,127   15,261,217
Capital share transactions:
   Premiums                          43,110,837    11,424,905
1,434,928    7,941,006
   Records maintenance and transfer
      charges                            (3,783)         (743)
(115)      (1,294)
   Capital contributions                500,000
   Contract claims                   (2,099,950)     (447,527)
(116,051)    (488,469)
   Contract surrenders              (28,585,219)   (9,268,415)
(845,515)  (6,114,013)
   Transfers (to) from general
      account and portfolio
      transfers, net                  1,213,069     4,071,669
(3,476,973)  (6,778,672)

   Net change from capital share
      transactions                   14,134,954     5,779,889
(3,003,726)  (5,441,442)

   Total change in net assets       $58,252,703    $7,713,379
($2,711,599)  $9,819,775


Net assets:
Beginning of year                  $314,283,398   $40,425,176
$21,118,133   $85,003,357
End of year                         372,536,101    48,138,555
18,406,534    94,823,132

   Total change in net assets       $58,252,703    $7,713,379
($2,711,599)   $9,819,775


*  The Global Discovery Portfolio was added to the Fund on May 1, 1996.

The accompanying notes are an integral part of these financial statements.

                         CHARTER NATIONAL VARIABLE ANNUITY ACCOUNT
                            STATEMENT OF CHANGES IN  NET ASSETS
                            For the year ended December 31, 1996


                                                                 Growth and
     Global
                                      Balanced    International    Income
   Discovery*
Changes in assets:
Operations:
   Net investment income             $1,949,686    $1,376,152    $1,709,496
    ($54,702)
   Net realized gains (losses)        1,195,868     4,625,408     3,331,313
      24,037
   Change in unrealized gains
      and losses                      1,183,582     4,843,698     5,880,401
     565,976

   Net change from operations         4,329,136    10,845,258    10,921,210
     535,311

Capital share transactions:
   Premiums                           4,165,325     5,345,696    10,501,404
   2,297,573
   Records maintenance and
      transfer charges                     (487)       (1,144)
   Capital contributions
     500,000
   Contract claims                     (202,793)     (388,763)
(456,347)
   Contract surrenders               (2,136,434)   (7,170,559)
(2,929,580)     (120,703)
   Transfers (to) from general
      account and portfolio
      transfers, net                 (4,872,183)   (7,386,442)    8,883,283
  10,772,387

   Net change from capital share
      transactions                   (3,046,572)   (9,601,212)   15,998,760
  13,449,257

   Total change in net assets        $1,282,564    $1,244,046   $26,919,970
 $13,984,568

Net assets:
Beginning of year                   $41,838,146   $80,495,370   $45,403,216
          $0
End of year                          43,120,710    81,739,416    72,323,186
  13,984,568

   Total change in net assets        $1,282,564    $1,244,046   $26,919,970
 $13,984,568


*  The Global Discovery Portfolio was added to the Fund on May 1, 1996.


The accompanying notes are an integral part of these financial statements.

                                             13a

                 CHARTER NATIONAL VARIABLE ANNUITY ACCOUNT
                       NOTES TO FINANCIAL STATEMENTS

1.  Organization:

The Charter National Variable Annuity Account (the "Variable Account") is a unit investment trust registered under the Investment Company Act of 1940, as amended. The Variable Account was established by Charter National Life Insurance Company ("Charter National"), a wholly-owned subsidiary of Leucadia National Corporation ("Leucadia"), as a separate investment account on May 15, 1987.

The Variable Account receives funds representing premiums collected under the variable annuity contracts (the "Contracts") offered by Charter National. The funds are directed by the Contract owners into one or more subaccounts, each of which, in turn, invests exclusively in the shares of up to seven portfolios of the Scudder Variable Life Investment Fund (the "Fund"), an open-end, diversified investment company managed by Scudder Kemper Investors, Inc. (the "Adviser"). The Fund, at December 31, 1997, consists of the Money Market Portfolio, the Bond Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, the International Portfolio, the Growth and Income Portfolio and the Global Discovery Portfolio (collectively referred to as the "Portfolios").

The Adviser receives compensation for its management and advisory services. Total annual compensation received by the Adviser in 1997 and 1996 as a percentage of average net assets was as follows:

                                                 1997      1996

Money Market Portfolio                           .460%     .460%
Bond Portfolio                                   .620%     .610%
Capital Growth Portfolio                         .510%     .530%
Balanced Portfolio                               .570%     .600%
International Portfolio                         1.000%    1.050%
Growth and Income Portfolio                      .580%     .660%
Global Discovery Portfolio                      1.500%    1.500%

Charter National has an agreement whereby it reimburses the Fund for its share of the annual operating expenses incurred by the Adviser that exceed 1.50% of the average daily net assets in the International and Global Discovery Portfolios and .75% of the average daily net assets in the remaining Portfolios. Charter National's share of such excess expenses are determined by the proportion of its investment in the Fund to the total investment of all companies participating in the Fund.

Each subaccount is denominated in units having a distinct value (the "Unit Value"). For each subaccount, the Unit Value for the Contracts on a given date is based on the net asset value of a share of the corresponding Portfolio in which such subaccount invests. In addition, because of differences in Contracts funded by the subaccounts, units in a subaccount attributable to certain Contracts will have different Unit

                 CHARTER NATIONAL VARIABLE ANNUITY ACCOUNT
                 NOTES TO FINANCIAL STATEMENTS, Continued

1.  Organization, continued:

Values than those attributable to other Contracts funded by the subaccount. When a payment is allocated or an amount is transferred to a subaccount, a number of units is purchased based on the Unit Value of the subaccount. When amounts are transferred out of or deducted from a subaccount, units are redeemed in a similar manner.

Charter National is domiciled in the State of Missouri. Under Missouri insurance regulations, the assets of the Variable Account are the property of Charter National. The assets of each subaccount attributable to the Contracts, and the income arising therefrom, may not be used to settle the liabilities arising from any other subaccount or from any other business operations of Charter National. The assets of each subaccount in excess of those attributable to the Contracts, and the income arising therefrom, are available for Charter National's general use.

2.Significant Accounting Policies:

Investment Valuation:

Investments made in the Portfolios of the Fund are valued at their respective net asset values. Transactions are recorded on the trade date. Dividend income is recognized when declared in all Portfolios except the Money Market Portfolio, which recognizes income based upon a daily earnings rate. Gains and losses on investments, both realized and unrealized, are determined on the basis of the weighted average cost of the aggregate shares held in each of the Portfolios of the Fund.

Federal Income Taxes:

Under current law, the net income and realized gains and losses attributable to the Contracts are subject to taxation, under certain circumstances, upon the withdrawal of such funds. The Variable Account makes no provision for such future, potentially taxable events as any such taxes that would then become payable would be the responsibility of the owners of the Contracts. Similar items attributable to Charter National's capital contribution are included in its federal income tax return, with provisions for such tax included in the accounts of Charter National.

At the present time, Charter National makes no charge to the Variable Account for any federal, state or local taxes that it incurs which may be attributable to such Account or to the Contracts. Charter National, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Variable Account or to the Contracts.

                 CHARTER NATIONAL VARIABLE ANNUITY ACCOUNT
                 NOTES TO FINANCIAL STATEMENTS, Continued

2.  Significant Accounting Policies, continued:

Use of Estimates in Preparing Financial Statements:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  Charges and Deductions:

Mortality and Expense Risk Charges and Administrative Expenses:

Charter National assumes certain mortality and expense risks related to the operation of the Variable Account and deducts daily charges from the Contracts' values at an annual rate of .40% to .90%. Charter National reserves the right to increase the mortality and expense risk charge to an annual rate of .70% to .90%. In addition, similar deductions are made on a daily basis for administrative expenses at an annual rate of .30% to .40%.

Records Maintenance and Transfer Charges:

On certain Contracts, Charter National annually deducts an amount of $30 per Contract for the cost of performing records maintenance. On certain other Contracts, Charter National is permitted to, but does not currently, deduct a records maintenance charge of up to $40 at the beginning of each Contract year to reflect the cost of performing records maintenance.

On certain Contracts, Charter National deducts a transfer charge of $10 for the third and each subsequent transfer request made during a Contract year. On certain other Contracts, Charter National is permitted to, but does not currently, deduct a transfer charge of $10 for the third and each subsequent transfer request made during a Contract year.

4.  Distribution of the Contracts:

CNL, Inc. ("CNL") is a wholly-owned subsidiary of Leucadia. CNL, which acts as the principal underwriter for the Contracts, is registered as a broker-dealer with the Securities and Exchange Commission (the "SEC") and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). CNL receives commissions and underwriting fees directly from Charter National. CNL and Charter National have contracted with Scudder Fund Distributors, Inc. ("Scudder") for Scudder's services in connection with the distribution of the Contracts. Scudder is registered with the SEC as a broker-dealer and is a member of the NASD.

                 CHARTER NATIONAL VARIABLE ANNUITY ACCOUNT
                 NOTES TO FINANCIAL STATEMENTS, Continued

5.  Investments:

The following table presents selected data regarding the investments in each of the Portfolios of the Fund at December 31, 1997.

                         Number of                     Net Asset Value
Portfolio                 Shares        Cost          Total    Per Share
Money Market           48,177,231   $48,177,231    $48,177,231   $1.00
Bond                    3,565,331    24,255,924     24,493,820    6.87
Capital Growth          6,590,978   110,340,981    135,971,876   20.63
Balanced                4,091,015    42,842,274     54,410,500   13.30
International           5,410,958    66,769,980     76,348,601   14.11
Growth and Income       9,876,533    88,252,866    113,382,604   11.48
Global Discovery        2,040,881    13,071,467     14,449,435    7.08
   Total                           $393,710,723   $467,234,067

The number and cost of Fund shares purchased and sold for the years ended December 31, 1997 and 1996 are as follows:

Portfolio                   Purchases                      Sales
1997                    Shares        Cost         Shares          Cost
Money Market         121,556,568  $121,556,568   121,517,892   $121,517,892
Bond                   2,101,808    14,231,217     1,271,475      8,646,122
Capital Growth         4,652,306    86,351,192     3,808,184     58,811,129
Balanced               1,064,378    13,055,977       687,464      6,957,505
International          3,180,612    44,474,149     3,938,667     46,654,039
Growth and Income      4,978,875    51,616,031     2,820,932     23,427,148
Global Discovery       1,313,532     8,843,451     1,481,904      9,190,576
   Total                          $340,128,585                 $275,204,411


Portfolio                   Purchases                      Sales
1996                    Shares        Cost         Shares          Cost
Money Market         102,979,625  $102,979,625    95,266,246    $95,266,246
Bond                   1,280,551     8,643,714     1,490,899     10,234,630
Capital Growth         4,698,302    71,214,759     4,588,273     63,849,333
Balanced                 834,931     9,273,750       941,665      9,174,768
International          2,556,375    31,375,054     3,197,461     34,974,706
Growth and Income      5,026,274    42,966,907     2,997,310     21,927,338
Global Discovery*      2,621,756    15,916,057       412,503      2,497,465
Total                             $282,369,866                 $237,924,486

  * The Global Discovery Portfolio was added to the Fund on May 1, 1996.

                     REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors
Charter National Life Insurance Company:


We have audited the accompanying consolidated balance sheets of Charter National Life Insurance Company and Subsidiaries (a wholly-owned subsidiary of Leucadia National Corporation), as of December 31, 1997 and 1996 and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1997. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Charter National Life Insurance Company and Subsidiaries as of December 31, 1997 and 1996 and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.




COOPERS & LYBRAND L.L.P.


2400 Eleven Penn Center
Philadelphia, Pennsylvania
March 20, 1998

          CHARTER NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                        CONSOLIDATED BALANCE SHEETS
                        December 31, 1997 and 1996
                  (Dollars in thousands except par value)


                                                      1997          1996
           ASSETS
Investments
  Available for sale (aggregate cost
    of $515,328 and $54,575)                       $515,849       $53,826

  Held to maturity (aggregate fair value
    of $6,838  and $5,389)                            6,838         5,402
  Policyholder loans                                  5,050         4,955
  Preferred stock of affiliate                       40,000        40,000
  Other investments, including accrued
    interest income                                   3,358         1,909
    Total investments                               571,095       106,092


Cash and cash equivalents                           379,481        13,199
Reinsurance receivable, net                         145,740       126,231
Premiums and other receivables, net                 413,365         9,980
Prepaids and other assets                               113           116
Property, equipment and leasehold
  improvements, net                                      89           386
Assets held in separate and variable accounts       541,546       436,992
Net assets of discontinued operations                             518,289

    Total assets                                 $2,051,429    $1,211,285



             LIABILITIES AND STOCKHOLDER'S EQUITY
Future policy benefits, unearned premiums,
  policy and contract claims                       $191,377      $142,978
Accounts payable and accrued expenses                14,711        12,295
Current income taxes payable                         15,638         1,830
Deferred income taxes payable                         7,387         3,358
Other liabilities                                    33,313         7,708
Liabilities related to separate and
  variable accounts                                 541,546       435,937
Surplus note                                         25,000        25,000


     Total liabilities                               828,972       629,106



Stockholder's equity:
  Common stock, $31 par value per share,
    110,000 shares authorized,  issued
    and outstanding                                   3,410         3,410
  Additional paid-in capital                          6,159         6,140
  Net unrealized gain (loss) on investments             339          (262)
  Retained earnings                               1,212,549       572,891

  Total stockholder's equity                      1,222,457       582,179


     Total liabilities and stockholder's equity   $2,051,429    $1,211,285




The accompanying notes are an integral part of these consolidated financial statements.

          CHARTER NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF INCOME
            For the years ended December 31, 1997, 1996 and 1995
                          (Dollars in thousands)


                                         1997          1996          1995
Revenues:
  Insurance revenues                   $1,253        $1,140        $1,576
  Net investment income
  Net securities gains (losses)          (532)          624         2,153
  Surrender and other administrative
    charges                             3,714         3,076         2,612
  Other                                   590           731         1,977

    Total revenues                     31,091        15,052        18,090


Benefits and expenses:
  Policyholder benefits and change
    in future policy benefits           1,898         1,587          (765)
  Administrative and general expenses   7,218         3,900         3,201
  Salaries and bonuses                    444         1,328         1,391
  Provision for doubtful receivable       (85)          (32)          (31)
  Commissions                             127           248           259
  Interest                              1,975         2,070         3,813

   Total benefits and expenses         11,577         9,101         7,868



Income from continuing operations
  before income taxes                  19,514         5,951        10,222

Income taxes:
  Current                              14,189         1,047         1,133
  Deferred                             (8,818)         (315)          672


     Total provision for
      income taxes                      5,371           732         1,805


     Net income from
      continued operations            $14,143        $5,219        $8,417


Income from discontinued
  operations, net of taxes             54,398        68,676        68,101

Gain on disposal of
  discontinued operations,
  net of taxes of $246,799            606,897


       Net income                     $675,438       $73,895       $76,518


The accompanying notes are an integral part of these consolidated financial statements.

         CHARTER NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
        CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
           For the years ended December 31, 1997, 1996 and 1995
                 (Dollars in thousands, except par value)


                                               Net
                         Common             Unrealized
                          Stock, Additional Gain (Loss)
                         $31 Par  Paid-in      On       Retained
                          Value   Capital  Investments  Earnings    Total

Balance, January 1, 1995  $3,410   $6,140   ($30,003)  $457,178   $436,725

Net income                                               76,518     76,518
Dividend paid to parent                                  (4,700)    (4,700)
Net change in unrealized
  gain (loss) on
  investments                                 42,971                42,971

Balance, December 31,1995  3,410    6,140     12,968    528,996    551,514

Net income                                               73,895     73,895
Dividend paid to parent                                 (30,000)   (30,000)
Net change in unrealized
  gain (loss) on
  investments                                (13,230)              (13,230)

Balance, December 31,1996  3,410    6,140       (262)   572,891    582,179

Net income                                              675,438    675,438
Dividend paid to parent                                 (35,780)   (35,780)
Contribution from parent               19                               19
Net change in unrealized
  gain (loss) on
  investments                                    601                   601

Balance, December 31,1997 $3,410   $6,159      $339  $1,218,420 $1,222,457



The accompanying notes are an integral part of these consolidated financial statements.

    CHARTER NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
             CONSOLIDATED STATEMENTS OF CASH FLOWS
      For the years ended December 31, 1997, 1996 and 1995
                    (Dollars in thousands)



                                             1997       1996       1995
Net cash flows from operating activities:
Net income                                 $675,438    $73,895    $76,518
Adjustments to reconcile net income
  to net cash provided by (used for)
  operations:
  Gain on disposal of discontinued
    operations                             (606,897)
  Income taxes provided on disposal
    of discontinued operations             (246,799)
  Provision (benefit) for deferred
    income taxes                             (8,818)      (315)       672
  Depreciation and amortization              (2,974)      (541)      (742)
  Net securities (gains) losses                 532       (624)    (2,153)
  (Gain) loss on sale of property               261        (80)        (8)
  Net change in:
    Accrued investment income                 (1,557)      (180)      306
    Reinsurance receivable                     1,358     20,152    38,847
    Premiums and other receivables, net       (7,163)       968     3,931
    Net assets of discontinued operations               (41,737)  (59,036)
    Future policy benefits, unearned
      premiums, and policy and contract claim (2,468)   (23,093)  (46,894)
    Accounts payable, accrued expenses, and
      other liabilities                        28,021    (3,136)    6,133
    Accrued interest on surplus notes                       (18)   (2,007)
    Current income taxes payable                13,808     3,730      681
Proceeds from reinsurance, net                  19,517
Other                                              469      3,615      98

  Net cash provided by (used for)
    operating activities                     ($137,272)   $32,636  16,346




                                 Continued

         CHARTER NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
             CONSOLIDATED STATEMENTS OF CASH FLOWS, Continued
           For the years ended December 31, 1997, 1996 and 1995
                          (Dollars in thousands)


                                               1997      1996      1995
Net cash flows from investing activities:
  Purchases of investments (other
    than short-term)                        ($577,934) ($97,633) ($84,278)
  Proceeds from maturities of investments      45,621    52,744    73,671
  Proceeds from sales of investments           70,670    46,236    27,947
  Purchases of installment loans                             (3)     (164)
  Principal collections on installment loans    1,846     3,666     6,371
  Proceeds from disposal of discontinued
    operations                                998,099
  Net acquisitions of property and equipment      (42)               (445)
  Net change in equity in separate and
    variable accounts                           1,055    (1,000)    1,230

    Net cash provided by investing
      activities                              539,315     4,010    24,332

Net cash flows from financing activities:
  Revolving credit note repayments                       (3,000)  (22,500)
  Surplus note repayments                                         (21,000)
  Contribution from parent                         19
  Dividend paid to parent                     (35,780)  (30,000)   (4,700)


    Net cash used for financing activities    (35,761)  (33,000)  (48,200)



Net increase (decrease) in cash and
      cash equivalents                        366,282     3,646    (7,522)
Cash and cash equivalents at January 1,        13,199     9,553    17,075

Cash and cash equivalents at December 31,    $379,481   $13,199    $9,553


Supplemental disclosures of cash flow information:
  Cash paid during the year for:

    Interest                                   $4,738    $2,090    $5,820

    Income tax payments, net of refunds      $192,408    $2,005    $1,005
  Non-cash proceeds from disposal of
    discontinued operations                  $400,000


The accompanying notes are an integral part of these consolidated financial statements.

          CHARTER NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  Nature of Operations

Charter National Life Insurance Company ("Charter") is a wholly-owned subsidiary of Leucadia National Corporation ("Leucadia"), a publicly traded holding company domiciled in the state of New York. Charter's principal product is a variable annuity product.

In 1997, Charter sold substantially all of its insurance operations and classified as discontinued operations the property and casualty insurance operations of Colonial Penn Insurance Company and its subsidiaries (the "Colonial Penn P&C Group") and the life and health insurance operations of Colonial Penn Life Insurance Company ("Colonial Penn Life"). Prior period financial statements have been restated to conform with this presentation. In addition, see Note 17, with respect to the variable annuity business.

2.  Significant Accounting Policies:

    a.  Use of Estimates in Preparing Financial Statements:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements and disclosures of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

    b.  Principles of Consolidation:

The consolidated financial statements include the accounts of Charter National Life Insurance Company and its subsidiaries. Charter's major subsidiary is LUK-CPG, Inc. ("CPG"), which owns Intramerica Life Insurance Company ("Intramerica") and several non-insurance companies.

Certain amounts for prior periods have been reclassified to be consistent with the 1997 presentation and for discontinued operations.

    c.  Statements of Cash Flows:

Charter considers short-term investments, which have maturities of less than three months at the time of acquisition, to be cash equivalents. Cash and cash equivalents include short-term investments of approximately $377,679,000 and $12,601,000 at December 31, 1997 and 1996, respectively.

    d.  Investments:

At acquisition, marketable debt and equity securities are designated as either i) held to maturity, which are carried at amortized cost, ii) trading, which are carried at estimated fair value with unrealized gains and losses reflected in results of operations, or iii) available for sale, which are carried at estimated fair value with unrealized gains and losses reflected as a separate component of stockholder's equity, net of taxes. Held to maturity investments are made with the intention of holding such securities to maturity, which Charter has the ability to do. Estimated fair values are principally based on quoted market prices.

          CHARTER NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

2.  Significant Accounting Policies, continued:

    d.  Investments, continued:

Carrying values for the following other investments are as follows: preferred stock of affiliate is carried at cost, policy loans are carried at unpaid principal balance, and cash equivalents are carried at amortized cost.

Gains or losses on sales of investments are determined on a specific cost identification basis.

Charter is subject to interest rate risk to the extent its investment portfolio cash flows are not matched to its insurance liabilities. Charter believes it manages this risk through modeling of the cash flows under reasonable scenarios. Charter's assets are also subject to credit risk, but this is minimized through a significant concentration in U. S. government securities

    e.  Insurance Revenues and Surrender and Other Administrative Charges:

Premiums for investment oriented insurance ("IOP") products are reflected in a manner similar to a deposit; revenues reflect only mortality charges and other amounts assessed against the holder of the insurance policies and annuity contracts. The principal IOP product offered during the three year period ended December 31, 1997 was a variable annuity ("VA") product.

Premiums for the VA product are directed by the policyholder to be invested generally in a unit investment trust solely for the benefit and risk of the policyholder. Such investments are considered a "separate account". Policyholders' accounts are charged for the cost of insurance provided, administrative and certain other charges.

    f.  Property, Equipment and Leasehold Improvements:

Property, equipment and leasehold improvements are stated at cost, net of accumulated depreciation and amortization. Depreciation and amortization are provided using the straight-line method over the estimated useful lives of the assets (2-10 years on furniture and equipment) and the term of the lease for leasehold improvements.

    g.  Separate and Variable Account Assets and Liabilities:

Separate and variable account assets and liabilities relate to funds received from Charter's VA and variable life ("VL") products. Separate and variable account assets and liabilities are carried at fair market value.

          CHARTER NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

2.  Significant Accounting Policies, continued:

    h. Liabilities for Future Policy Benefits, Unearned Premiums and Policy and Contract Claims:

Benefit reserves for IOP products are determined following a deposit method and consist principally of policy values before any surrender charges. Liabilities for future policy benefits on ordinary life and health insurance are generally calculated on a net level premium method, using modifications of various industry and company mortality, morbidity and withdrawal studies, and interest assumptions approximating investment yields existing at the time the policies were issued. Such liabilities include provisions for adverse deviation in experience.

Interest rate assumptions are 4.0% to 8.75% for individual annuities and 3% to 6% for individual life policies.

    i.  Reinsurance:

Charter has entered into reinsurance transactions in connection with dispositions of blocks of business. Reinsurance contracts do not relieve Charter from its obligations to policyholders.

Reinsurance recoverables are reported as assets net of provisions for uncollectible amounts. Premiums earned, losses incurred, loss adjustment expenses and other underwriting expenses are stated net of reinsurance in the consolidated statements of income.

    j.  Pension Plans and Other Postemployment and Postretirement Benefits:

Charter sponsors non-contributory trusteed pension plans, covering certain employees, which generally provide for retirement benefits based on salary and length of service. The plans are funded in amounts sufficient to satisfy minimum ERISA funding requirements.

Certain subsidiaries provide health care and other benefits to certain eligible retired employees.

    k.  Income Taxes:

Charter National Life Insurance Company and its non-life insurance subsidiaries file a consolidated federal income tax return with Leucadia. Charter National Life Insurance Company and its non-life subsidiaries pay to, or receive from Leucadia the amount of tax it would have paid or received as computed on a separate return basis. Charter's life insurance subsidiary, Intramerica, files a separate federal income tax return.

Charter provides for income taxes using the liability method. The future benefit of certain tax loss carryforwards and future deductions is recorded as an asset, and the provisions for income taxes are not reduced for the benefit from utilization of such deductions. A valuation allowance is provided if deferred tax assets are not considered more likely than not to be realized.

           CHARTER NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

3.  Insurance Operations:

    The principal products are "Investment Oriented" products.

Investment Oriented Products: The principal IOP product offered is a no-load VA product. The VA product is marketed as an investment vehicle to individuals seeking to defer, for federal income tax purposes, the annual increase in their account balance. Premiums from this VA product either are invested at the policyholders' election in unaffiliated mutual funds where the policyholder bears the entire investment risk or in a fixed account where the funds earn interest at rates determined by Charter. Charter's VA product is currently marketed in conjunction with a mutual fund manager. Premiums received on IOP products amounted to approximately $53,178,000, $47,265,000 and $43,717,000 for the years ended December 31,
1997, 1996 and 1995, respectively.

Charter received surrender and administrative charges of approximately $3,714,000, $3,076,000 and $2,612,000 for the years ended December 31,
1997, 1996 and 1995, respectively.

In 1993, Charter reinsured substantially all of its existing block of single premium whole life ("SPWL") business with a subsidiary of John Hancock Mutual Life Insurance Company ("John Hancock"). For financial reporting purposes, Charter will continue to reflect the policy liabilities assumed by John Hancock (in future policy benefits), with an offsetting receivable from John Hancock of the same amount (in reinsurance receivable, net), until Charter is relieved of its legal obligation to the SPWL policyholders.

As of December 31, 1997 and 1996, approximately $114,433,000 and
$121,296,000, respectively, of Charter's future policy benefits (net of policy loans) related to ceded SPWL business for which Charter is not relieved of its legal obligation to its policyholders.

4.  Discontinued Operations:

In September 1997, Charter completed the sale of Colonial Penn Life to Conseco, Inc. for $400,000,000 in notes maturing on January 2, 2003 collateralized by non-cancelable letters of credit. Colonial Penn Life is principally engaged in the sale of graded benefit life insurance policies through direct marketing. Charter reported a pre-tax gain of approximately $274,817,000 on the sale. In connection with the sale of Colonial Penn Life, Charter reinsured certain life insurance policies for a premium of $25,000,000. The gain on this reinsurance will be deferred and amortized into income based on actuarial estimates of the premium revenue of the underlying insurance contracts, or will be recognized earlier if converted to assumption reinsurance. As of December 31, 1997, approximately $50,867,000 of Charter's future policy benefits related to life insurance ceded to Conseco, Inc.

           CHARTER NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

4.  Discontinued Operations, continued:

In November 1997, Charter completed the sale of the property and casualty insurance business of the Colonial Penn P&C Group to General Electric Capital Corporation for total cash consideration of $998,099,000, plus $14,300,000 for retention of certain employee benefit liabilities. The Group's primary business is providing private passenger automobile insurance to the mature adult population through direct response marketing. The Company reported a pre-tax gain of approximately $578,879,000 on the sale.

At December 31, 1996, the components of net assets of discontinued operations are as follows, in thousands of dollars:

   Investments                        $1,627,573
   Cash and cash equivalents             201,156
   Separate account assets               109,082
   Deferred policy acquisition costs      70,892
   Other                                 350,521
      Total assets                     2,359,224

   Policy reserves                     1,253,520
   Unearned premiums                     287,828
   Separate account liabilities          109,082
   Other                                 190,505
      Total liabilities                1,840,935

      Net assets of discontinued
         operations                  $   518,289

A summary of the results of discontinued operations is as follows for 1997 (through the date of sale) and for the years ended December 31, 1996 and 1995 (in thousands of dollars):

                                           1997      1996       1995
Colonial Penn P & C Group:
Revenues                               $ 514,626   $594,489   $581,319

Expenses:
Provision for insurance losses and
   policy benefits                        370,102   421,823    411,850
Other operating expenses                   86,449    93,614     92,535
                                          456,551   515,437    504,385

Income before income taxes                 58,075    79,052     76,934
Income taxes                               20,279    27,837     23,036

Income from discontinued operations,
   net of taxes                         $  37,796  $ 51,215   $ 53,898

           CHARTER NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


4.  Discontinued Operations, continued:

Colonial Penn Life:
Revenues                                $147,838   $212,582   $210,528

Expenses:
Provision for insurance losses and
  policy benefits                         89,086    128,648    128,078
Other operating expenses                  35,206     58,802     61,944
                                         124,292    187,450    190,022

Income before income taxes                23,546     25,132     20,506
Income taxes                               6,944      7,671      6,303

Income from discontinued operations,
  net of taxes                          $ 16,602   $ 17,461   $ 14,203

5.  Investments:

Net investment income was as follows for the years ended December 31, 1997, 1996 and 1995, in thousands of dollars:

                                           1997       1996        1995
Interest income:
Bonds and short-term investments         $14,952     $4,984     $5,423
Policy loans                                 297        317        383
 Other long-term investments               6,877         32        101
Dividends and other (1)                    4,000      4,235      4,011

Total investment income                   26,126      9,568      9,918
Less:   Investment expenses                   60         87        146

Net investment income                    $26,066     $9,481     $9,772

(1) Includes dividends on the 10% cumulative preferred stock of Leucadia Financial Corporation ("LFC"), an affiliate, of $4,000,000 in each of the three years ended December 31, 1997.

          CHARTER NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

5.  Investments, continued:

The cost (amortized for bonds), gross unrealized gains and losses and estimated fair value of investments classified as available for sale and held to maturity at December 31, 1997 and 1996 were as follow, in thousands of dollars:

                                           Gross     Gross    Estimated
                                        Unrealized Unrealized   Fair
        1997                       Cost    Gains     Losses    Value
Available for sale:
   Bonds and notes:
     U. S. Government agencies
       and authorities          $514,777     $757    $251    $515,283
     Other corporate debt            541       30       5         566
     Total fixed maturities      515,318      787     256     515,849

Equity Securities:
   Common stocks - industrial
     and other                        10               10
   Total equity securities            10        0      10           0

Total investments available
   for sale                     $515,328     $787    $266    $515,849

Held to maturity:
   Bonds and notes:
   U. S. Government agencies
     and authorities           $   6,838    $   9   $   9    $  6,838

        1996
Available for sale:
   Bonds and notes:
   U. S. Government agencies
     and authorities             $54,396     $264  $1,136     $53,524
   Other corporate debt              169      133                 302
   Total fixed maturities         54,565      397   1,136      53,826

Equity Securities:
   Common stocks - industrial
     and other                        10               10
   Total equity securities            10        0      10           0
Total investments available
   for sale                      $54,575     $397  $1,146     $53,826

Held to maturity:
   Bonds and notes:
   U. S. Government agencies
     and authorities            $  5,402   $   38  $   51    $  5,389

          CHARTER NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

5.  Investments, continued:

The amortized cost and estimated fair value of investments classified as available for sale and held to maturity at December 31, 1997, by contractual maturity are shown below, in thousands of dollars. Expected maturities are likely to differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                             Available for Sale     Held to Maturity
                                       Estimated             Estimated
                            Amortized     Fair     Amortized   Fair
                              Cost        Value       Cost     Value

Due in one year or less      $292,894    $292,885    $3,108    $3,104
Due after one year through
  five years                  212,806     213,252     3,730     3,734
Due after five years through
  ten years                     2,018       2,094
 Due after ten years               43          74

Mortgage-backed securities      7,557       7,544
Total                        $515,318    $515,849    $6,838    $6,838

At December 31, 1997 and 1996, Charter did not hold investments in securities of a single issuer other than U.S. government securities which exceeded, in the aggregate, 10% of Charter's stockholder's equity at that date.

Net securities gains (losses) reflected in the accompanying consolidated statements of income for the years ended December 31, 1997, 1996 and 1995 were as follows, in thousands of dollars:

                                 1997       1996      1995
Fixed maturities                ($571)      $624      $827
Equity securities                                    1,326
Other                              39

Net securities gains (losses)   ($532)      $624    $2,153

Gross gains and losses on sale of fixed maturities were approximately $251,000 and $822,000, respectively, in 1997, $666,000 and $42,000, respectively in 1996 and $835,000 and $8,000, respectively, in 1995.

Gross gains and losses on sale of equity securities were approximately $1,326,000 and $0, respectively, in 1995. There were no sales of equity securities in 1997 and 1996.

          CHARTER NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

6.  Reinsurance:

The effect of reinsurance on premiums written and earned for the years ended December 31, 1997, 1996 and 1995, is as follows, in thousands of dollars:

                       1997              1996              1995
                 Written  Earned   Written  Earned   Written  Earned

Direct Premiums  $14,508  $15,065  $14,667  $15,048  $14,332  $14,880
Assumed                                               (4,110)
Ceded            (13,542) (13,812) (13,908) (13,908) (13,329) (13,304)

Net premiums     $   966  $ 1,253   $  759   $1,140  $(3,107) $ 1,576

Life insurance in force ceded to other carriers amounted to approximately $241,360,000, $141,842,000 and $186,665,000 at December
31, 1997 ,1996, and 1995 respectively. This represented approximately 78%, 7% and 9% of the total amount in force at those dates.

The effect of reinsurance on policyholder benefits and future policy benefits for the years ended December 31, 1997, 1996 and 1995 are as follows, in thousands of dollars:

                              1997       1996      1995

     Direct                 $20,863    $10,533   $13,691
     Assumed                                      (3,582)
     Ceded                  (18,965)    (8,946)   10,874)

Net policyholder benefits   $ 1,898    $ 1,587    $ (765)

As discussed in Notes 3 and 4, at December 31, 1997 and 1996, reinsurance receivables, net includes approximately $114,433,000 and $121,296,000, respectively, due from a subsidiary of John Hancock, and approximately $50,867,000 due from Conseco, Inc. at December 31, 1997.

          CHARTER NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

7.  Premiums and Other Receivables, Net:

A summary of premiums and other receivables, net at December 31, 1997 and 1996 is as follows, in thousands of dollars:

                                              1997       1996

Notes receivable from Conseco, Inc.         $400,000
Accrued interest on Conseco, Inc. notes        6,223
Amounts due from affiliates                    3,924     $4,946
Installment loans (net of allowance for
  doubtful accounts of $75 and $209)             998      2,773
Other                                          2,220      2,261

Total premiums and other receivables, net   $413,365     $9,980

8.  Income Taxes:

The principal components of the deferred tax liability at December 31, 1997 and 1996, are as follows, in thousands of dollars:

                                                   1997      1996

  Insurance reserves and unearned premiums       $   381   $   577
  Deferred tax on installment sale                12,523
  Unrealized (gain) loss on investments              183      (141)
  Employee benefits and compensation
  Policy acquisition costs                        (1,741)     (474)
  Deferred reinsurance gain                       (5,832)
  Other, net                                       1,873     3,396

  Net deferred tax liability                      $7,387    $3,358

          CHARTER NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

8.  Income Taxes, continued:

The table below reconciles the "expected" statutory federal income tax to the actual income tax expense, in thousands of dollars:

                                           1997      1996      1995
  "Expected" federal income tax           $6,830    $2,083    $3,578
  Dividends received deduction            (1,400)   (1,400)   (1,400)
  Tax (benefit) applicable to
    prior years                              (16)       24      (368)
  Other                                      (43)       25        (5)

  Total provision for income taxes        $5,371   $   732    $1,805

At December 31, 1997, Charter had no loss carryforwards for income tax purposes.

Under prior law, Charter National Life Insurance Company had accumulated $15,447,000 of special federal income tax deductions allowed life insurance companies and the CPG life insurance subsidiaries had accumulated $161,000,000 of such special deductions. Under certain conditions, such amounts could become taxable in future periods. Except with respect to amounts applicable to CPG's life insurance subsidiaries, Charter does not anticipate any transaction occurring which would cause these amounts to become taxable. With respect to the CPG life insurance subsidiaries, the IRS has asserted that a portion of such special federal income tax deductions should have been reflected in taxable income in prior years, and has assessed additional taxes (excluding interest) of $2,899,000 and $19,132,000, for 1989 and 1988, respectively. Under the terms of the purchase agreement whereby CPG was acquired from FPL Group Capital Inc. ("FPL"), FPL is obligated to reimburse Charter for any such taxes.

Pursuant to the purchase agreement, Charter complied with FPL's instructions and agreed to the 1989 assessment. To date, FPL has failed to comply with its contractual obligation to reimburse Charter for payment of the 1989 assessment, the related interest and the loss of certain minimum tax credit carryforwards, an aggregate of $3,766,000, to which Charter is entitled under FPL's indemnification. In a response to a legal proceeding initiated by Charter to collect such amount due under FPL's indemnification obligation, FPL has alleged that Charter has breached the purchase agreement and, on that basis, FPL has denied liability for the 1989 IRS assessment. Charter believes it has not breached the purchase agreement and FPL remains liable for all such taxes and interest. FPL is currently exercising its right under the purchase agreement to control the contest of the 1988 IRS assessment. If FPL is unsuccessful in contesting the 1988 IRS assessment, Charter believes that FPL may again refuse to comply with its indemnification obligations under the purchase agreement. Should that occur, Charter would seek to compel FPL to honor its indemnification obligations under the purchase agreement and to pursue all other available remedies against FPL.

          CHARTER NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

8.  Income Taxes, continued:

In September 1997, Charter sold Colonial Penn Life to Conseco, Inc. Under the terms of the purchase agreement, Charter indemnified Conseco, Inc. for Colonial Penn Life's taxes for periods prior to 1997, which include periods for which FPL has indemnified Charter.

9.  Pension Plans and Other Postemployment and Postretirement
Benefits:

Charter maintains non-contributory defined benefit pension plans covering substantially all employees of its continuing operations. Benefits are generally based on years of service and employees' compensation during the last years of employment. Charter's policy is to fund the pension cost calculated under the unit credit funding method provided that this amount is at least equal to the Employee Retirement Income Security Act minimum funding requirements and is not greater than the maximum tax deductible amount for the year.

Plan participation was suspended for employees of the discontinued operations as of the respective dates of the sales.

Pension expense charged to continuing operations was approximately $75,000, $78,000 and $83,000 for the years ended December 31, 1997,
1996 and 1995, respectively.

The funded status of the defined benefit pension plans at December 31,
1997 and 1996 was as   follows, in thousands of dollars:

                                           1997       1996
   Actuarial present value of
     accumulated benefit obligation:
  Vested                                  $56,409    $41,704
  Nonvested                                    73        757

    Total                                 $56,482    $42,462

  Projected benefit obligation           ($57,149)  ($55,761)
  Plan assets at fair value                53,562     49,025
    Funded status of plan                  (3,587)    (6,736)
  Unrecognized prior service cost             161      2,589
  Unrecognized net gain from experience
    differences and assumption changes        408     (3,830)
    Accrued pension liability             ($3,018)  ($ 7,977)

          CHARTER NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

9.  Pension Plans and Other Postemployment and Postretirement
Benefits, continued:

The projected benefit obligation at December 31, 1997 and 1996 was determined using an assumed discount rate of 7.0% and 7.5%, respectively, a long-term rate of return on plan assets of 7.5%, and salary increase rates of 5.0% in both 1997 and 1996. Plan assets consist primarily of U. S. Government and agencies bonds and corporate bonds and notes.

Charter participates in certain deferred compensation (401(k)) and defined contribution plans. Expenses related to the defined contribution retirement and 401(k) plans were approximately $7,000, $5,000 and $5,000 for the years ended December 31, 1997, 1996 and 1995, respectively.

Charter provides health care and other benefits to certain eligible retired employees. The plans (most of which require employee contributions) are unfunded. SFAS 106 and SFAS 112 require companies to accrue the cost of providing certain postretirement and postemployment benefits during the employees' period of service. Periodic postretirement benefit costs were approximately $3,000, $8,000 and $14,000 for the years ended December 31, 1997, 1996 and 1995, respectively.

The liability for postretirement and postemployment benefits at December 31, 1997 and 1996, is as follows, in thousands of dollars:

                                                 1997      1996

  Retirees                                      $4,725    $5,425
  Fully eligible active plan participants            0       883

  Accumulated postretirement benefit obligation  4,725     6,308
  Unrecognized net loss                          2,345     1,020
  Liability for postretirement benefits          7,070     7,328
  Liability for postemployment benefits              0       210

  Total liability for postretirement and
    postemployment benefits                     $7,070    $7,538

The discount rate used in determining the accumulated postretirement benefit obligation was 7.0% and 7.5% at December 31, 1997 and 1996, respectively. The assumed health care cost trend rate used in measuring the accumulated postretirement benefit obligation was 8.0% for 1997 and 1996, respectively, declining to an ultimate rate of 6.0% by 2007.

If the health care cost trend rate were increased by 1.0%, the accumulated postretirement obligation as of December 31, 1997 and 1996 would have increased by approximately $331,000 and $507,000, respectively. The effect of this change on the aggregate of service and interest cost for 1997 and 1996 would be immaterial.

          CHARTER NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

10.  Leases:

Charter rents office space under a non-cancelable operating lease that expires in 1999. Rental expense (net of sublease rental income) charged to operations was approximately $58,000 in 1997, $154,000 in 1996 and $282,000 in 1995.

Future minimum net rental payments under non-cancelable operating leases (exclusive of real estate taxes, maintenance and certain other charges) were as follows, in thousands of dollars:


                                    Future
                                    Rental
                                   Payments

     1998                             $45
     1999                              15

     Total minimum lease payments     $60

11.  Commitments and Contingencies:

Charter is subject to various litigation which arises in the normal course of its business. Based on discussions with counsel, management is of the opinion that such litigation will have no material adverse effect on the consolidated financial position of Charter or its consolidated results of operations.

Charter National Life Insurance Company and Intramerica are members of state insurance funds which provide certain protection to policyholders of insolvent insurers doing business in those states. Due to insolvencies of certain insurers in recent years, Charter has been assessed certain amounts and is likely to be assessed additional amounts by the state insurance funds. Charter has provided for all anticipated assessments and does not expect any additional assessments to have a material effect on results of operations.

12.  Related Party Transactions:

Charter incurred expenses for various management services and operating expenses incurred on its behalf by Leucadia and other affiliated companies. In a similar manner, Charter was reimbursed for salaries and other expenses incurred for the benefit of Leucadia and other affiliates. Charter also has general service and expense reimbursement agreements with Leucadia. Under the terms of the agreements, Leucadia provides certain services for the benefit of Charter. These services include general legal advice and services, review and development of marketing strategies, accounting services, and strategic planning and investigation of proposed business acquisitions.

          CHARTER NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

12.  Related Party Transactions, continued:

Expenses incurred were approximately $916,000, $1,131,000 and $993,000 and for the years ended December 31, 1997, 1996 and 1995, respectively.

In addition, Charter has entered into agreements with Leucadia whereby Leucadia provides certain investment advisory services related to the management of the investment portfolio. Expenses incurred were approximately $594,000, $383,000 and $394,000 for the years ended December 31, 1997, 1996 and 1995, respectively.

Charter received administrative services from an affiliated property and casualty company, for which it paid approximately $90,000 during 1997.

During 1992, Charter issued a variable rate revolving credit note to Leucadia for $33,000,000. The outstanding principal balance on the note was $3,000,000 at December 31, 1995. The note was fully paid in 1996. Interest expense incurred as a result of the note was approximately $95,000 and $1,056,000 for the years ended December 31, 1996 and 1995, respectively.

Charter has agreements with CNL, Inc., an affiliate, for the underwriting and distribution of its VA and VL products. Expenses incurred were approximately $244,000, $245,000 and $220,000 for the years ended December 31, 1997, 1996 and 1995, respectively.

In 1992, Charter issued a 7.75% surplus note to Leucadia for $25,000,000. The terms of the note provide for interest of 7.75% per annum on the outstanding principal and interest, with a maturity date of July 31, 2004. Charter recorded the note at its face value of $25,000,000. Charter paid interest on the note of approximately $1,975,000 in 1997, 1996 and 1995. Payments of both principal and interest on the note are subject to the approval of the Missouri Department of Insurance.

Related interest charged to operations was approximately $1,975,000 in 1997, 1996 and 1995.

On September 16, 1991, Charter issued a surplus note to Leucadia, Inc., for $40,000,000, in exchange for a cash payment of $40,000,000. The terms of the note provided for interest of 10% per annum on the outstanding principal. The maturity date of the note was September 16, 2001. The note was fully repaid in 1995. Charter made principal repayments of $21,000,000, and paid accumulated interest of approximately $2,707,000 in 1995. Related interest expense charged to operations was approximately $782,000 in 1995.

          CHARTER NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

12.  Related Party Transactions, continued:

Charter purchased installment loans of approximately $0, $3,000 and $164,000 and from American Investment Bank ("AIB"), an affiliate, in 1997, 1996 and 1995, respectively, and paid related service fees of approximately $88,000, $170,000 and $319,000 in 1997, 1996 and 1995,
respectively. Approximately $998,000 and $2,773,000 in installment loans were outstanding at December 31, 1997 and 1996, respectively, and are included in premiums and other receivables.

13.  Fair Value of Financial Instruments:

Following is information about certain financial instruments, whether or not recognized on the balance sheet. Where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. The fair value amounts presented do not purport to represent and should not be considered representative of the underlying "market" or franchise value of Charter.

The methods and assumptions used to estimate the fair values of each class of the financial instruments described below are as follows:

  (a) Investments: The estimated fair values of fixed maturity securities and marketable equity securities are substantially based on quoted market prices. It is not practicable to determine the fair value of policyholder loans since such loans generally have no stated maturity, are not separately transferable and are often repaid by reductions to benefits and surrenders.

  (b) Cash and cash equivalents: The carrying amount of cash equivalents approximates fair value.

  (c) Separate and variable accounts: Separate and variable accounts assets and liabilities are carried at market value, which is a reasonable estimate of fair value.

  (d) Investment contract reserves: SPDA reserves are carried at account value, which is a reasonable estimate of fair value. The fair value of other investment contracts is estimated by discounting the future payments at rates which would currently be offered for contracts with similar terms.

  (e) Surplus notes: Principal and interest payments on the surplus notes are subject to regulatory approval. Consequently, the timing and certainty of principal and interest payments are not determinable. Therefore, the fair value of the surplus notes is estimated to be the carrying value.

          CHARTER NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

13.  Fair Value of Financial Instruments, continued:

The carrying amounts and estimated fair values of Charter's financial instruments at December 31, 1997 and 1996 are as follows, in thousands of dollars:
                                                       Adj for Sale
                                        1997                1996
                                 Carrying   Fair     Carrying   Fair
                                  Amount    Value     Amount   Value
Financial assets:
Investments:
  Practicable to
    estimate fair value          $526,045  $526,045  $61,137  $61,124
  Preferred stocks of affiliate    40,000    40,000   40,000   40,000
  Policyholder loans                5,050     5,050    4,955    4,955
  Cash and cash equivalents       379,481   379,481   13,199   13,199
  Separate and variable accounts  541,546   541,546  436,992  436,992

Financial liabilities:
  Investment contract reserves      8,107     8,107    6,331    6,331
  Other liabilities:
  Separate and variable accounts  541,546   541,546  435,937  435,937
  Surplus notes                    25,000    25,000   25,000   25,000

14.  Statutory Information:

Charter National Life Insurance Company and Intramerica are subject to regulation based, in part, on accounting bases prescribed by regulatory authorities.

Charter National Life Insurance Company's statutory assets (on an unconsolidated basis) were approximately $1,813,308,000 and $913,570,000 at December 31, 1997 and 1996, respectively, with statutory capital and surplus of approximately $1,285,763,000 and $400,717,000 at those dates, respectively. Charter National Life Insurance Company's net statutory gains from operations (on an unconsolidated basis) were approximately $1,267,834,000, $35,550,000 and $7,623,000 for the years ended December 31, 1997, 1996 and 1995, respectively, and included dividends received from subsidiaries of approximately $1,268,836,000, $36,120,000 and $6,840,000 for the years ended December 31, 1997, 1996 and 1995, respectively.

Intramerica's statutory net income (on an unconsolidated basis) for the years ended December 31, 1997, 1996 and 1995 was approximately $18,602,000, $1,034,000 and $1,807,000, respectively.

          CHARTER NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

14.  Statutory Information, continued:

Intramerica's statutory capital and surplus was approximately
$13,014,000 and $24,971,000 at December 31, 1997 and 1996,
respectively.

Charter had securities on deposit with state insurance departments with book values aggregating approximately $6,838,000 and $5,402,000 at December 31, 1997 and 1996, respectively.

Statutory regulations restrict annual stockholder dividends, without regulatory approval, to the higher of gain from operations or 10% of statutory surplus. Under this restriction, Charter National Life Insurance Company would be permitted to pay approximately $1,230,079,000 in dividends in 1998 without regulatory approval. During the first quarter of 1998, having made the required regulatory notification, Charter paid such amount to Leucadia, consisting of approximately $830,000,000 in cash, and the notes from Conseco, Inc.

The National Association of Insurance Commissioners has adopted model laws incorporating the concept of a "risk based capital" ("RBC") requirement for insurance companies. Generally, the RBC formula is designed to measure the adequacy of an insurer's statutory capital in relation to the risks inherent in its business. The RBC formula is used by the states as an early warning tool to identify weakly capitalized companies for the purpose of initiating regulatory action. The RBC ratios of Charter National Life Insurance Company and Intramerica as of December 31, 1997 and 1996 substantially exceeded minimum requirements.

15.  Concentration of Credit Risk

Financial instruments, which potentially subject Charter to concentration of credit risk, consist principally of cash. Charter places its cash with high quality financial institutions. At times, such amounts may be in excess of the Federal Deposit Insurance
Corporation insurance limits.

16.  Event Subsequent to the Balance Sheet Date:

In February 1998, Charter agreed to reinsure all of its remaining insurance business to Allstate Life Insurance Company and a subsidiary thereof in an indemnity reinsurance transaction. Consummation of this transaction, which is expected to occur in the second quarter of 1998, is subject to regulatory approval and the satisfaction of certain other conditions. The premium to be received on this transaction is approximately $30,000,000. The gain on the reinsurance transaction will be deferred and amortized into income based upon actuarial estimates of the premium revenue of the underlying insurance contracts or will be recognized earlier in income if converted to assumption reinsurance.

                  REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors
Charter National Life Insurance Company:



Our report on the consolidated financial statements of Charter
National Life Insurance Company and Subsidiaries is included on page 18 of this Form N-4. In connection with our audits of such consolidated financial statements, we have also audited the related consolidated financial statement schedules listed in the index on page 8 of this Form N-4.

In our opinion, the consolidated financial statement schedules referred to above, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information required to be included therein.



COOPERS & LYBRAND L.L.P.


2400 Eleven Penn Center
Philadelphia, Pennsylvania
March 20, 1998

          CHARTER NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                         SCHEDULE IV - REINSURANCE
       As of and for the years ended December 31, 1997, 1996 and 1995
                           (Dollars in thousands)

                                                                 Percentage
                                    Ceded      Assumed           of Amount
                          Direct   to Other   from Other   Net    Assumed
                         Business  Companies  Companies   Amount  to Net
             1997

Life insurance
  in force               $310,508   $241,360         $0   $69,148   0.00%

Premium revenue:
  Life insurance          $18,757    $13,789               $4,968   0.00%
  Accident and
    health insurance           23         23                        0.00%

  Total premium revenue   $18,780    $13,812         $0        $0   0.00%


             1996

Life insurance
  in force               $145,000    $72,000         $0   $73,000   0.00%

Premium revenue:
  Life insurance           $4,561       $354        $34    $4,241   0.80%
  Accident and
    health insurance          153                             153   0.00%

  Total premium revenue    $4,714       $354        $34    $4,394   0.77%


             1995

Life insurance
  in force               $177,000    $98,000         $0   $79,000   0.00%

Premium revenue:
  Life insurance           $4,228       $297        $297   $4,228   7.02%
  Accident and
    health insurance        1,169                            1,169


  Total premium revenue    $5,397       $297        $297   $5,397   5.50%




 See notes to consolidated financial statements included in this Form N-4.

          CHARTER NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
               SCHEDULE V - VALUATION AND QUALIFYING ACCOUNTS
            For the years ended December 31, 1997, 1996 and 1995
                          (Dollars in thousands)


                                                        Additions
                               Balance at  Charged to
                               Beginning   Costs and
                               of Period    Expenses    Recoveries    Other

        Description

           1997
Loan receivable of banking
   and lending subsidiaries      $209          ($85)         $271       $0
Trade, notes and other
  receivables

  Total allowance for
    doubtful accounts            $209          ($85)         $271       $0

Reinsurance receivable             $0            $0            $0       $0


           1996

Loan receivable of banking
  and lending subsidiaries       $412          ($32)         $493
Trade, notes and other
  receivables

  Total allowance for
    doubtful accounts            $412          ($32)         $493       $0

Reinsurance receivable             $0            $0            $0       $0


           1995

Loan receivable of banking
  and lending subsidiaries       $809          ($31)         $884
Trade, notes and other
  receivables

  Total allowance for
    doubtful accounts            $809          ($31)         $884       $0

Reinsurance receivable             $0            $0            $0       $0


 See notes to consolidated financial statements included in this Form N-4.

          CHARTER NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
               SCHEDULE V - VALUATION AND QUALIFYING ACCOUNTS
            For the years ended December 31, 1997, 1996 and 1995
                          (Dollars in thousands)


                                       Deductions
                                                Sale of        Balance at
                               Write offs     Receivables     End of Period

        Description

           1997

Loan receivable of banking
   and lending subsidiaries      $320               $0             $75
Trade, notes and other
  receivables

  Total allowance for
    doubtful accounts            $320               $0             $75

Reinsurance receivable             $0               $0              $0



           1996

Loan receivable of banking
  and lending subsidiaries       $664                             $209
Trade, notes and other
  receivables


  Total allowance for
    doubtful accounts            $664               $0            $209

Reinsurance receivable             $0               $0              $0


           1995

Loan receivable of banking
  and lending subsidiaries     $1,250                             $412
Trade, notes and other
  receivables


  Total allowance for
    doubtful accounts          $1,250               $0            $412

Reinsurance receivable             $0               $0              $0




 See notes to consolidated financial statements included in this Form N-4.

                                     44a

                                PART C
                          OTHER INFORMATION

Item 24.  Financial Statements and Exhibits
    (a)   Financial Statements
          All required financial statements are included in Part B of this Registration Statement.
    (b)   Exhibits
    (1)   Resolutions of the Board of Directors of Charter National
          Life Insurance Company authorizing establishment of the
          Variable Annuity Account.                                      i
    (2)   Not Applicable.
    (3)(a)Form of Principal Underwriting Agreement between Charter National Life Insurance Company on its own behalf and on behalf of Charter National Variable Annuity Account, and
          CNL, Inc.                                                      i
       (b)Form of Expense Reimbursement Agreement between Charter
          National Life Insurance Company and CNL, Inc.                  i
       (c)Marketing and Solicitation Agreement dated as of September
          30, 1988 among Scudder Investor Services, Inc., Charter
          National Life Insurance Company, Charter National Variable
          Annuity Account, and CNL, Inc.                                 i
       (d)Principal Underwriting Agreement - Schedule A.                 i
    (4)(a)Form of Contract for the Flexible Premium Variable Deferred
          Annuity.                                                       i
       (b)State Variations in Contract Form.                             i
       (c)General Account Endorsement.                                   i
       (d)Individual Retirement Provision Contract Rider.                i
       (e)Change in Ownership and Annuitant Contract Rider.              i
       (f)Charges Endorsement.                                           i
    (5)(a)Form of Application for the Flexible Premium Variable
          Deferred Annuity.                                              i
       (b)State Variations of Application Form.                          i
    (6)(a)Articles of Incorporation of Charter National Life Insurance
          Company.                                                       i
       (b)By-Laws of Charter National Life Insurance Company.            i
    (7)   Not Applicable.
    (8)(a)Participation Agreement dated September 3, 1993 between
          Scudder Variable Life Investment Fund and Charter National
          Life Insurance Company.                                        i
       (b)Reimbursement Agreement dated June 9, 1986 between Scudder, Stevens & Clark Inc. and Charter National Life Insurance
          Company.                                                       i
       (c)Participating Contract and Policy Agreement and Amendments thereto dated June 4, 1986 between Scudder Investor Services,
          Inc. and CNL, Inc.                                             i
       (d)Amendment to Participating Contract and Policy Agreement
          dated February 20, 1996.                                       i
       (e)Purchase Agreement dated February 11, 1998 between Charter National Life Insurance Company, Leucadia National Corporation and Allstate Life Insurance Company.
       (f)Form of Coinsurance Agreement between Charter National Life
          Insurance Company and Allstate Life Insurance Company.
       (g)Form of Administrative Services Agreement between Charter
          National Life Insurance Company and Allstate Life Insurance
          Company.
    (9)(a)Opinion and Consent of Counsel.                                i
       (b)Written consent of Sutherland, Asbill & Brennan.
       (c)Written consent of John R. Petrowski, General Counsel of
          Charter National Life Insurance Company.
   (10)   Written consent of Independent Accountants.
   (11)   Not applicable.
   (12)   Not applicable.
   (13)   Schedule for Computation of Performance Data.                  i
   (14)   Power of Attorney

i   Incorporated herein by reference to Post-Effective Amendment No. 15 for
Charter National Variable Annuity Account, Registration File No. 33-22925, filed on February 24, 1997.

                                   C-1
Item 25.  Directors and Officers of the Depositor

Name and Principal               Positions and Offices
Business Address*                with Depositor

Richard G. Petitt                Chairman of the Board, President,
Empire Insurance Group           Director, Chief Executive Officer,
122 Fifth Avenue                 and Chief Operating Officer
New York, NY 10011

John R. Petrowski                Vice President, General Counsel,
Empire Insurance Group           Corporate Secretary and Director
122 Fifth Avenue
New York, NY 10011

Timothy C. Sentner               Senior Vice President
Leucadia National Corporation
315 Park Avenue South
New York, NY 10010

Mark Hornstein                   Vice President and Director
Leucadia National Corporation
315 Park Avenue South
New York, NY 10010

A. Sales Miller                  Vice President - Marketing

James E. Jordan                  Director
9 West 57th St.
Suite 4000
New York, NY 10019

John Burns                       Assistant Vice President
Leucadia National Corporation
315 Park Avenue South
New York, NY 10010

Kathleen A. Urbanowicz           Assistant Vice President - Compliance

Laura Ulbrandt                   Assistant Secretary
Leucadia National Corporation
315 Park Avenue South
New York, NY 10010

Ian M. Cumming                   Director
Leucadia National Corporation
529 East South Temple
Salt Lake City, UT  84102


                                 C-2


Name and Principal               Positions and Offices
Business Address*                with Depositor

Barbara Lowenthal                Vice President
Leucadia National Corporation
315 Park Avenue South
New York, N.Y.  10010

Jesse Clyde Nichols III          Director
Nichols Industries, Inc.
5001 E. 59th Street
Kansas City, MO  64130

Joseph S. Steinberg              Director
Leucadia National Corporation
315 Park Avenue South
New York, N.Y.  10010

Joseph A. Orlando                Vice President and Director
Leucadia National Corporation
315 Park Avenue South
New York, N.Y.  10010

* The principal business address of each person listed, unless otherwise indicated, is Charter National Life Insurance Company, 8301 Maryland Avenue, St. Louis, Missouri 63105.

Item 26. Persons Controlled By or Under Common Control With the Depositor or Registrant

Charter is the depositor of Charter National Variable Account, a separate account formed in connection with the sale of variable life insurance policies by Charter. Charter also is the depositor of the Charter National Variable Annuity Account formed in connection with the sale of variable annuity contracts by Charter.

As described in the Prospectus, Charter is engaged in the insurance business. Intramerica Life Insurance Company, a Charter subsidiary, offers the Contract to residents of New York.

Charter is a wholly owned subsidiary of Leucadia National Corporation ("Leucadia"), a New York corporation. Currently, Leucadia owns all the outstanding stock of CNL, Inc. ("CNL"), the principal underwriter of the Variable Account. Pursuant to an agreement between Leucadia and Allstate Life Insurance Company, it is anticipated that CNL will be sold to Allstate on or about May 31, 1998. CNL, a Missouri corporation, is registered with the SEC as a broker-dealer under the 1934 Act, and is a member of the National Association of Securities Dealers, Inc. Leucadia is a diversified holding company, the common stock of which is traded on the New York Stock Exchange and the Pacific Stock Exchange.

Set forth below is certain information concerning each of the active persons under common control with Charter (other than CNL), including state of organization, percentage of voting securities owned or other basis of control and principal business.


                                   C-3
                                        Percent of
                        Jurisdiction    Voting
                             of         Securities  Principal
Name                    Incorporation   Owned*      Business

Centurion Ins. Co.      New York        100%        Insurance
WMAC Investment Corp.   Wisconsin       100%        Holding Company
Bellpet, Inc.           Delaware        100%        Holding Company
Baldwin-CIS L.L.C.      Delaware        100%        Investments
Conwed Corporation      Delaware        100%        Real Estate
Leucadia Film
  Corporation           Utah            100%        Film Products
Neward Corporation      Delaware        100%        Owner and Operator of
                                                    Oil Wells
Rastin Investing Corp.  Delaware        100%        Investments
HSD Venture             California      100%        Real Estate
American Investment
  Company               Delaware        100%        Holding Company
Leucadia Aviation, Inc. Delaware        100%        Aviation
LNC Investments, Inc.   Delaware        100%        Investments
The Sperry and
  Hutchinson Co., Inc.  New Jersey      100%        Trading Stamps
Leucadia, Inc.          New York        100%        Manufacturing &
                                                    Investments
College Life
  Development Corp.     Indiana         100%        Real Estate
Phlcorp, Inc.           Pennsylvania    100%        Holding Company
Empire Insurance Co.    New York        100%        Insurance
American Investment
  Bank, N.A.            United States   100%        Banking
Wedgewood Investments
  L.L.C.                Delaware        100%        Investments
Leucadia Financial
  Corporation           Utah            100%        Real Estate
AIC Financial Corp.     Delaware        100%        Real Estate
Leucadia Cellars Ltd.   Delaware        100%        Investments
American Investment
  Financial             Utah            100%        Thrift Loan
Allcity Insurance Co.   New York       89.8%        Insurance
Charter National Life
  Insurance Company     Missouri        100%        Insurance
LUK-CP Administrative
  Services, Inc.        Delaware        100%        Administrator
LUK-CPG, Inc.           Delaware        100%        Holding Company
LUK-CPH, Inc.           Delaware        100%        Holding Company
Intramerica Life
  Ins. Co.              New York        100%        Insurance
Leucadia Properties, Inc. Utah          100%        Real Estate
Terracor II             Utah            100%        Real Estate
CPAX, Inc.              Delaware        100%        Holding Company
Rosemary Beach Land Co. Florida         100%        Real Estate
Rosemary Beach Cottage
  Rental Co.            Delaware        100%        Real Estate Rental
Professional Data
  Management, Inc.      Indiana         100%        Real Estate
Leucadia Investors, Inc.New York        100%        Investments
Silver Mountain
  Industries, Inc.      Utah            100%        Real Estate
Telluride Properties
  Acquisition, Inc.     Utah            100%        Real Estate
Baldwin Enterprises,
  Inc.                  Colorado        100%        Holding Company
Commercial Loan Insurance
  Company               Wisconsin       100%        Insurance
NSAC, Inc.              Colorado        100%        Real Estate
RERCO, Inc.             Delaware        100%        Finance


                               C-4


                                        Percent of
                        Jurisdiction    Voting
                            of          Securities  Principal
Name                    Incorporation   Owned*      Business

330 MAD. PARENT CORP.   Delaware        100%        Investments
WMAC Credit Insurance
  Corp.                 Wisconsin       100%        Insurance
CDS Devco, Inc.         California       80%        Investments
San Elijo Ranch, Inc.   California       68%        Real Estate
RRP, Inc.               Colorado        100%        Real Estate
CDS Holding Corporation Delaware        100%        Holding Company
International Bottlers
  L.L.C.                Delaware         71%        Holding Company
Pepsi International
  Bottlers L.L.C.       Delaware         71%        Holding Company
LUK-REN, Inc.           New York        100%        Real Estate
Pine Ridge Associates,
  L.P.                  Texas            75%        Winery
Leucadia Bottling L.L.C. Utah           100%        Holding Company
Leucadia Power Holdings,
  Inc.                  Utah            100%        Holding Company

* Unless otherwise noted, voting securities are owned by Leucadia. A number of subsidiaries of Leucadia are not included on this list. Taken together and considered as a single subsidiary, they would not constitute a significant subsidiary of Leucadia. More detailed information will be supplied upon request. In addition, inactive companies are not included on this list.

Item 27.  Number of Contract Owners

As of December 31, 1997 there were 9,531 owners of the flexible premium variable deferred annuity, of which 9,332 were Non-qualified and 199 were Qualified, issued by the Variable Account. As of December 31, 1997 there were 91 owners of the single premium variable deferred annuity, of which 75 were Non-qualified and 16 were Qualified, issued by the Variable Account.

Item 28.  Indemnification

Currently, there are no provisions or arrangements for indemnification of any individual either by the Registrant or by Charter pursuant to its Articles of Incorporation or By-Laws. However, Section 351.355 of the Missouri General and Business Corporation Law, in brief, allows a corporation to indemnify any person who is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action if he acted in good faith and in a manner reasonably believed to be in or not opposed to the best interest of the corporation. Where any person was or is a party or is threatened to be made a party in an action or suit by or in the right of the corporation to procure a judgment in its favor, indemnification may not be paid where such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation, unless a court determines that the person is fairly and reasonably entitled to indemnity. A corporation has the power to give any further indemnity, to any person who is or was a director, officer, employee or agent, provided for in the Articles of Incorporation or as authorized by any by-law which has been adopted by vote of the shareholders, provided that no such indemnity shall indemnify any person whose action was finally adjudged to have been knowingly fraudulent, deliberately dishonest of the result of willful misconduct.

Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers, and controlling persons of Charter pursuant to the foregoing statute, or otherwise, Charter has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Charter of expenses incurred or paid by a director, officer or controlling person of Charter in successful defense or any action, suit or proceeding) is asserted by such


                                  C-5


director, officer or controlling person in connection with the securities being registered, Charter will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriter

CNL is the principal underwriter of the Variable Account. CNL is also the principal underwriter for the Charter National Variable Account, a separate account of Charter formed in connection with the distribution of variable life insurance policies issued by Charter. The directors and officers of CNL are as follows:

     Name and Principal               Positions and Offices
     Business Address*                with Underwriter

     Richard G. Petitt                Chairman and Director
     Empire Insurance Group
     122 Fifth Avenue
     New York, NY 10011

     A. Sales Miller                  President and Director

     John R. Petrowski                Vice President, General Counsel and
     Empire Insurance Group            Director
     122 Fifth Avenue
     New York, NY 10011

     Rocco Nittoli                    Vice President, Controller and
     Empire Insurance Group             Treasurer
     122 Fifth Avenue
     New York, NY 10011

     Kathleen A. Urbanowicz           Vice President and  Secretary


* The principal business address of each person listed, unless otherwise indicated, is Charter National Life Insurance Company, 8301 Maryland Avenue, St. Louis, Missouri 63105.

Item 30.  Location of Accounts and Records

All financial accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by Charter at its Philadelphia Office. All Contract Owner accounts and documents required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by Charter at its Home Office.

Item 31.  Management Services

   Not Applicable.

Item 32.  Undertakings

Charter National Life Insurance Company hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Charter National Life Insurance Company.



                                    C-6




                                    SIGNATURES

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this amended Registration Statement and has duly caused this amended Registration Statement to be signed on its behalf in the City of St. Louis and the State of Missouri, on the 24th day of April, 1998.


                              Charter National Variable Annuity Account
                                            (Registrant)


(Seal)                        Charter National Life Insurance Company
                                            (Depositor)


Attest:/S/A. Sales Miller             By:/S/Kathleen A. Urbanowicz
       A. Sales Miller                   Kathleen A. Urbanowicz
       Vice President                    Assistant Vice President,
                                         Compliance



     As required by the Securities Act of 1933 this amended Registration Statement has been signed by the following persons in their capacities on the dates indicated.

Signature                                  Title                    Date



*______________________________            Chairman of the Board   ________
 Richard G. Petitt                         President and Director
                                           (Chief Executive Officer)
                                           (Chief Operating Officer)


*______________________________            Director                ________
 Ian M. Cumming


*______________________________            Senior Vice President   ________
 Timothy C. Sentner


*_____________________________             Vice President, General ________
 John R. Petrowski                         Counsel, Corporate
                                           Secretary and Director


*_____________________________             Assistant Secretary     ________
 Laura Ulbrandt


*_____________________________             Director                ________
 Jesse C. Nichols III





Signature                                  Title                   Date



*_____________________________             Director and Vice
 Mark Hornstein                            President               ________


*_____________________________             Director                ________
 Joseph S. Steinberg


*_____________________________             Vice President          ________
 Barbara Lowenthal


*_____________________________             Director and Vice       ________
 Joseph A. Orlando                         President


*______________________________            Assistant Vice          ________
 John Burns                                President


*______________________________            Director                ________
 James Jordan



 *Pursuant to Power of Attorney


(Seal)                                     Date:  April 24, 1998


Attest:/S/A. Sales Miller                  By:/S/Kathleen A. Urbanowicz
       A. Sales Miller                        Kathleen A. Urbanowicz
       Vice President                         Assistant Vice President,
                                              Compliance